                                                                   EXHIBIT 10.13


================================================================================

                                CREDIT AGREEMENT

                                      among

                                  ULTRAK, INC.,
                                    Borrower


                             BANK ONE, TEXAS, N.A.,
                              Administrative Agent

                                       and

                                CERTAIN LENDERS,
                                     Lenders



                                FEBRUARY 16, 1999




                                [BANK ONE LOGO]




                              $20,000,000 TERM LOAN
                         $30,000,000 REVOLVING FACILITY

================================================================================

                                TABLE OF CONTENTS
                                -----------------

SECTION 1.        DEFINITIONS AND TERMS.............................................................1
         1.1      Definitions.......................................................................1
         1.2      Time References..................................................................14
         1.3      Other References.................................................................14
         1.4      Accounting Principles............................................................15

SECTION 2.        COMMITMENT.......................................................................15
         2.1      Term Loan........................................................................15
         2.2      Revolving Facility...............................................................15
         2.3      Borrowing Procedure..............................................................15
         2.4      Letters of Credit................................................................16
         2.5      Borrowing Requests and LC Requests...............................................18
         2.6      Termination......................................................................18

SECTION 3.        TERMS OF PAYMENT.................................................................19
         3.1      Notes and Payments...............................................................19
         3.2      Interest and Principal Payments..................................................19
         3.3      Interest Options.................................................................20
         3.4      Quotation of Rates...............................................................20
         3.5      Default Rate.....................................................................20
         3.6      Interest Recapture...............................................................21
         3.7      Interest Calculations............................................................21
         3.8      Maximum Rate.....................................................................21
         3.9      Interest Periods.................................................................22
         3.10     Conversions......................................................................22
         3.11     Order of Application.............................................................22
         3.12     Sharing of Payments, Etc.........................................................22
         3.13     Offset...........................................................................23
         3.14     Booking Borrowings...............................................................23
         3.15     Basis Unavailable or Inadequate for LIBOR Rate...................................23
         3.16     Additional Costs.................................................................23
         3.17     Change in Governmental Requirements..............................................24
         3.18     Funding Loss.....................................................................25
         3.19     Foreign Lenders, Participants, and Assignees.....................................25

SECTION 4.        FEES.............................................................................25
         4.1      Treatment of Fees................................................................25
         4.2      Arrangement and Underwriting Fees................................................25
         4.3      Unused Facility Fee..............................................................25
         4.4      LC Fees..........................................................................26
         4.5      Prepayment Fee...................................................................26

SECTION 5.        SECURITY.........................................................................26
         5.1      Guaranty.........................................................................26
         5.2      Collateral.......................................................................26
         5.3      Creation of Liens and Further Assurances.........................................27
         5.4      Change in Tax Laws...............................................................27
         5.5      Release of Collateral............................................................27

SECTION 6.        CONDITIONS PRECEDENT.............................................................27
         6.1      Initial Advances.................................................................27
         6.2      All Borrowings...................................................................29

SECTION 7.        REPRESENTATIONS AND WARRANTIES...................................................30
         7.1      Purpose and Regulation U.........................................................30
         7.2      Corporate Existence, Good Standing, Authority and Locations......................30
         7.3      Subsidiaries and Names...........................................................31
         7.4      Authorization and Contravention..................................................31
         7.5      Binding Effect...................................................................31
         7.6      Financials.......................................................................31
         7.7      Solvency.........................................................................31
         7.8      Litigation.......................................................................31
         7.9      Taxes............................................................................32
         7.10     Environmental Matters............................................................32
         7.11     Employee Plans...................................................................32
         7.12     Properties; Liens................................................................32
         7.13     Government Regulations...........................................................32
         7.14     Transactions with Affiliates.....................................................32
         7.15     Debt.............................................................................33
         7.16     Leases...........................................................................33
         7.17     Labor Matters....................................................................33
         7.18     Intellectual Property............................................................33
         7.19     Insurance........................................................................33
         7.20     Year 2000 Issues.................................................................33
         7.21     Full Disclosure..................................................................33

SECTION 8.        AFFIRMATIVE COVENANTS............................................................33
         8.1      Certain Items Furnished..........................................................34
         8.2      Use of Credit....................................................................35
         8.3      Books and Records................................................................35
         8.4      Inspections......................................................................35
         8.5      Taxes............................................................................35
         8.6      Payment of Obligation............................................................35
         8.7      Expenses.........................................................................36
         8.8      Maintenance of Existence, Assets and Business....................................36
         8.9      Insurance........................................................................36
         8.10     Compliance with Governmental Requirements........................................36
         8.11     Subsidiary Guaranties and Pledges................................................36
         8.12     Indemnification..................................................................37
         8.13     Post-Closing Covenants...........................................................38

SECTION 9.        NEGATIVE COVENANTS...............................................................38
         9.1      Payroll Taxes....................................................................38
         9.2      Debt.............................................................................39
         9.3      Liens............................................................................39
         9.4      Employee Plans...................................................................40
         9.5      Transactions with Affiliates.....................................................40
         9.6      Compliance with Governmental Requirements and Documents..........................41
         9.7      Investments......................................................................41
         9.8      Distributions; Other Payments....................................................42

         9.9      Disposition of Assets............................................................42
         9.10     Mergers, Consolidations, Dispositions and Dissolutions...........................42
         9.11     Assignment.......................................................................43
         9.12     Fiscal Year and Accounting Methods...............................................43
         9.13     New Businesses...................................................................43
         9.14     Government Regulations...........................................................43
         9.15     Strict Compliance................................................................43

SECTION 10.       FINANCIAL COVENANTS..............................................................43
         10.1     Leverage Ratio...................................................................43
         10.2     Fixed Charge Coverage Ratio......................................................43
         10.3     Minimum Net Worth................................................................44
         10.4     Capital Expenditures.............................................................44
         10.5     Liquidity Ratio..................................................................44
         10.6     Effect of Special Charges........................................................44

SECTION 11.       EVENT OF DEFAULT.................................................................45
         11.1     Payment of Obligation............................................................45
         11.2     Covenants........................................................................45
         11.3     Debtor Relief....................................................................45
         11.4     Judgments and Attachments........................................................45
         11.5     Government Action................................................................45
         11.6     Misrepresentation................................................................45
         11.7     Ownership of Other Companies.....................................................45
         11.8     Change of Control of Borrower....................................................45
         11.9     Change in Management.............................................................46
         11.10    Other Funded Debt................................................................46
         11.11    Hedging Agreements...............................................................46
         11.12    Validity and Enforceability......................................................46
         11.13    Material Agreement Default or Cancellation.......................................46
         11.14    LCs..............................................................................47

SECTION 12.       RIGHTS AND REMEDIES..............................................................47
         12.1     Remedies Upon Event of Default...................................................47
         12.2     Company Waivers..................................................................47
         12.3     Performance by Administrative Agent..............................................47
         12.4     Not in Control...................................................................48
         12.5     Course of Dealing................................................................48
         12.6     Cumulative Rights................................................................48
         12.7     Application of Proceeds..........................................................48
         12.8     Certain Proceedings..............................................................48
         12.9     Expenditures by Administrative Agent or Lenders..................................49
         12.10    Diminution in Value of Collateral................................................49

SECTION 13.       ADMINISTRATIVE AGENT AND LENDERS.................................................49
         13.1     Administrative Agent.............................................................49
         13.2     Expenses.........................................................................50
         13.3     Proportionate Absorption of Losses...............................................50
         13.4     Delegation of Duties; Reliance...................................................51
         13.5     Limitation of Administrative Agent's Liability...................................51
         13.6     Event of Default.................................................................52

         13.7     Collateral Matters...............................................................52
         13.8     Limitation of Liability..........................................................53
         13.9     Relationship of Lenders..........................................................53
         13.10    Benefits of Agreement............................................................53

SECTION 14.       MISCELLANEOUS....................................................................53
         14.1     Nonbusiness Days.................................................................53
         14.2     Communications...................................................................53
         14.3     Form and Number of Documents.....................................................53
         14.4     Exceptions to Covenants..........................................................53
         14.5     Survival.........................................................................54
         14.6     Governing Governmental Requirements..............................................54
         14.7     Invalid Provisions...............................................................54
         14.8     Conflicts Between Credit Documents...............................................54
         14.9     Discharge and Certain Reinstatement..............................................54
         14.10    Amendments, Consents, Conflicts, and Waivers.....................................54
         14.11    Multiple Counterparts............................................................55
         14.12    Parties..........................................................................55
         14.13    Venue, Service of Process, and Jury Trial........................................56
         14.14    Entirety.........................................................................57


                                    SCHEDULES
                                    ---------

Schedule 2                 -        Lenders and Commitments
Schedule 7.3               -        Information Regarding Companies
Schedule 7.8               -        Litigation


                                    EXHIBITS
                                    --------

Exhibit A                  -        Term Note
Exhibit B                  -        Revolving Note
Exhibit C                  -        Guaranty Agreement
Exhibit D                  -        Security Agreement
Exhibit E                  -        Borrowing Request
Exhibit F                  -        Conversion Notice
Exhibit G                  -        LC Request
Exhibit H                  -        Compliance Certificate
Exhibit I                  -        Permitted Acquisition Compliance Certificate
Exhibit J                  -        Opinion of Borrower's Counsel
Exhibit K                  -        Assignment and Assumption Agreement

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT is entered into as of February 16, 1999, among ULTRAK, INC., a Delaware corporation ("BORROWER"), certain Lenders (defined below), and BANK ONE, TEXAS, N.A., as Administrative Agent (defined below) for itself and the other Lenders.


                              PRELIMINARY STATEMENT

         A. Borrower is a U.S.-based multinational corporation that designs, manufactures, markets, sells and services electronic products and systems for use in security and surveillance, industrial and medical video and professional audio markets worldwide.

         B. Borrower has requested that Lenders extend credit to Borrower to provide for, among other things, (i) a term loan facility in the aggregate principal amount of $20,000,000, and (ii) a revolving loan and standby letter of credit facility in the aggregate principal amount of up to $30,000,000.

         C. The credit facilities described above shall (i) be secured by unlimited guaranties from each of Borrower's Domestic Subsidiaries (defined below), (ii) be further secured by Lender Liens (defined below) on all of the assets of the Domestic Companies (defined below), and (iii) be further secured by Lender Liens on a certain percentage of the capital stock of Borrower's directly-owned Foreign Subsidiaries (defined below) and by a pledge of all notes receivable now or in the future executed by any Foreign Subsidiary in favor of Borrower or any other Domestic Company (defined below).

         D. Lenders are willing to extend the requested credit on the terms and conditions of this agreement.

         ACCORDINGLY, for adequate and sufficient consideration, Borrower, Lenders and Administrative Agent agree as follows:

SECTION 1. DEFINITIONS AND TERMS.

         1.1 Definitions. As used in the Credit Documents:

         "ACQUISITION" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition by any Company of all or substantially all of the assets of a Person or of any business or division of a Person, (b) the acquisition by any Company of more than 50% of any class of Voting Stock (or similar ownership interests) of any Person (provided that, formation or organization of any entity shall not constitute an "Acquisition" to the extent that the amount of the loan, advance, investment, or capital contribution in such entity constitutes a permitted investment under SECTION 9.7), or (c) a merger, consolidation, amalgamation, or other combination by any Company with another Person.

         "ADJUSTED CURRENT ASSETS" means, at any time, for the Companies on a consolidated basis, (i) current assets as defined by GAAP, minus (ii) prepaid expenses, minus (iii) investments in discontinued operations, minus (iv) advances for inventory purchases, minus (v) marketable securities (including, without limitation, the Permitted Investments described in CLAUSES (f) through
(h) of SECTION 9.7), minus (vi) Non-Qualifying Accounts Receivable.

         "ADJUSTED CURRENT LIABILITIES" means, at any time, for the Companies on a consolidated basis, (i) current liabilities as defined by GAAP (including, without limitation, all outstanding indebtedness under the Revolving Facility), minus (ii) CMLTD.

         "ADMINISTRATIVE AGENT" means, at any time, Bank One, Texas, N.A. (or its successor appointed under SECTION 13), acting as administrative, managing, syndication and collateral agent for Lenders under the Credit Documents. References to Administrative Agent in respect of LCs are to that institution in its individual capacity.

         "AFFILIATE" of a Person means any other Person who directly or indirectly controls, is controlled by, or is under common control with that Person. For purposes of this definition (a) "control," "controlled by," and "under common control with" mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or other interests, by contract or otherwise) and
(b) the Companies are "Affiliates" of each other.

         "APPLICABLE MARGIN" means, for any day, the percentage of interest over the Base Rate or the LIBOR Rate, as the case may be, that is applicable when the Base Rate or LIBOR Rate, as applicable, is determined under this agreement, which margin of interest shall be determined in accordance with the provisions as follows:

                  (a) From the Closing Date through the quarterly period for which Administrative Agent has received the corresponding quarterly Financials and Compliance Certificate, and (without duplication) has therefor received the Financials and Compliance Certificate for the year ending December 31, 1998, in each case, the receipt of which occurred within the time periods prescribed by this agreement, the Applicable Margin shall be 1.250% for LIBOR Rate Borrowings and 0.000% for Base Rate Borrowings and the Applicable Percentage shall be 0.250%.

                  (b) After Administrative Agent's timely receipt of the Financials and Compliance Certificates referred to in the preceding CLAUSE (a), (i) the Applicable Margin and Applicable Percentage in effect for the quarterly (the "INITIAL RESET PERIOD") period immediately following the most recent quarterly period covered by such Financials shall be based upon the ratio of the Companies' Funded Debt to EBITDA as determined from such Financials and related Compliance Certificate and (ii) the Applicable Margin and Applicable Percentage in effect for each successive quarterly period (an "APPLICABLE PERIOD") subsequent to the Initial Reset Period shall be based upon the ratio of the Companies' Funded Debt to EBITDA as determined from the quarterly Financials and related Compliance Certificate covering the quarterly period immediately preceding such Applicable Period, in each case, such Applicable Margin shall conform to the corresponding margin set forth in the table in the following CLAUSE (d) of this definition, and such Applicable Percentage shall conform to the corresponding margin set forth in the table contained in the definition of the term Applicable Percentage; provided, however, at all times the foregoing shall be subject to the provisions of CLAUSE (e) of this definition.

                  (c) For purposes of the definitions of the terms Applicable Margin and Applicable Percentage, EBITDA is calculated for the Companies' most recently-completed-four-fiscal quarters, and Funded Debt is determined as of the last day of that four-fiscal-quarter period.

                  (d) The Applicable Margin is based on the corresponding ratio of the Companies' Funded Debt to EBITDA as stated in the table below.

=======================================================================================================
                                                APPLICABLE MARGIN FOR             APPLICABLE MARGIN FOR
         RATIO OF FUNDED DEBT TO                BASE RATE BORROWINGS              LIBOR RATE BORROWINGS
                 EBITDA
-------------------------------------------------------------------------------------------------------
Less than or equal to 4.00 to 1.00,                    0.000%                            1.250%
but greater than or equal to 3.00
to 1.00
-------------------------------------------------------------------------------------------------------
Less than 3.00 to 1.00, but greater                    0.000%                            1.000%
than or equal to 2.00 to 1.00
-------------------------------------------------------------------------------------------------------
Less than 2.00 to 1.00                                 0.000%                            0.750%
=======================================================================================================

                  (e) If Borrower fails to furnish to Administrative Agent any Financials and related Compliance Certificate within the time periods and of the nature and scope required by this agreement, then the maximum Applicable Margin and Applicable Percentage shall apply for the entirety of the applicable quarterly period unless Administrative Agent, in its absolute discretion, otherwise agrees with respect to a particular quarterly period. Notwithstanding anything to the contrary contained in any Credit Document, (i) at all times that an Event of Default shall exist and the Default Rate shall not be in effect, the Applicable Margin and the Applicable Percentage shall be the maximum Applicable Margin and Applicable Percentage, respectively and (ii) at all times that the Default Rate shall be in effect, it shall be in effect in lieu of any Applicable Margin, and the Applicable Percentage shall be the maximum Applicable Percentage.

         "APPLICABLE PERCENTAGE" means, for any day, a percentage applicable under SECTION 4.3, subject to adjustment (upwards or downwards, as appropriate), which is calculated and determined as provided in the definition of the term Applicable Margin and is based on the corresponding ratio of the Companies' Funded Debt to EBITDA, as follows:

=======================================================================================================
                      RATIO OF FUNDED DEBT TO EBITDA                              APPLICABLE PERCENTAGE
-------------------------------------------------------------------------------------------------------
Less than or equal to 4.00 to 1.00, but greater than or equal to                         0.250%
3.00 to 1.00
-------------------------------------------------------------------------------------------------------
Less than 3.00 to 1.00, but greater than or equal to 2.00 to 1.00                        0.125%
-------------------------------------------------------------------------------------------------------
Less than 2.00 to 1.00                                                                   0.125%
=======================================================================================================

         "APPROVED FOREIGN CREDIT INSURANCE" means a policy of private insurance that (a) insures the payment and collection of individual accounts on which the account debtor is Foreign, (b) is issued by one or more Persons acceptable to Administrative Agent in its sole discretion, (c) is in form and substance acceptable to Administrative Agent in its sole discretion, including, without limitation, containing provisions for the payment of claims within 120 days of the request therefor, and (d) has been pledged and assigned to Administrative Agent for Lenders in a manner acceptable to Administrative Agent in its sole discretion.

         "ASSIGNEE" is defined in SECTION 14.12(c).

         "ASSIGNMENTS" is defined in SECTION 14.12(c).

         "BASE RATE" means, for any day, the greater of (i) an annual interest rate equal from day to day to the floating annual interest rate established by Administrative Agent from time to time as its base rate of interest, which may not be the lowest or best interest rate charged by Administrative Agent on loans similar to the Borrowings and (ii) the sum of the Fed Funds Rate plus 0.5%.

         "BASE RATE BORROWING" means a Borrowing bearing interest at the sum of the Base Rate plus the Applicable Margin.

         "BORROWER" is defined in the preamble to this agreement.

         "BORROWING" means any amount disbursed (i) by one or more Lenders to or on behalf of Borrower under the Credit Documents, either as an original disbursement of funds or a renewal, extension, modification or continuation of an amount outstanding, or a payment under an LC, or (ii) by any Lender in accordance with, and to satisfy a Company's obligations under, any Credit Document.

         "BORROWING DATE" is defined in SECTION 2.3(a).

         "BORROWING REQUEST" means a request, subject to SECTION 2.3(a), substantially in the form of EXHIBIT D and otherwise in form and scope acceptable to Administrative Agent.

         "BUSINESS DAY" means (i) for purposes of any LIBOR Rate Borrowing, a day when commercial banks are open for international business in London, England, and (ii) for all other purposes, any day other than Saturday, Sunday and any other day that commercial banks are authorized by applicable Governmental Requirements to be closed in Texas.

         "CAPITAL LEASE" means any capital lease or sublease that is required by GAAP to be capitalized on a balance sheet.

         "CASAROTTO" means Casarotto Security, S.p.A., an Italian public corporation.

         "CASAROTTO AGREEMENT" means that certain Acquisition Agreement dated April 9, 1997, among Enio Casarotto, Patrizia Monaro, Casarotto, Videosys, Albenita Enterprises Limited, an Irish private limited liability company, Borrower, and Ultrak Holdings, relating to the acquisition by Ultrak Holdings of Casarotto and Videosys.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss.ss.9601 et seq.

         "CLOSING DATE" means February 16, 1999.

         "CMLTD" means, for any Person, the current maturities of long-term Debt (inclusive of the term Debt extended under this agreement) plus the current maturities of Capital Leases.

         "COLLATERAL" is defined in SECTION 5.2.

         "COMMITMENT" means, at any time and for any Lender, the amounts stated beside that Lender's name on the most recently amended SCHEDULE 2 for the Revolving Facility (which amount is subject to reduction and cancellation as provided in this agreement) and the Term Loan.

         "COMMITMENT PERCENTAGE" means, for any Lender, the proportion (stated as a percentage) that its Commitment bears to the total Commitments of all Lenders.

         "COMPANIES" means at any time, Borrower and each of its Subsidiaries.

         "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of EXHIBIT H, and otherwise in form and scope satisfactory to Administrative Agent, and signed by Borrower's president, chief financial officer or treasurer.

         "CONVERSION NOTICE" means a request, subject to SECTION 3.10, substantially in the form of EXHIBIT F and otherwise in form and scope satisfactory to Administrative Agent.

         "CREDIT DOCUMENTS" means (a) this agreement, certificates and reports delivered under this agreement, and exhibits and schedules to this agreement,
(b) all agreements, documents, and instruments in favor of Administrative Agent or Lenders (or Administrative Agent on behalf of Lenders) ever delivered under this agreement or otherwise delivered in connection with all or any part of the Obligation (other than Assignments), (c) all LCs and LC Agreements, and (d) all renewals, extensions, modifications and restatements of, and amendments and supplements to, any of the foregoing, which are made in accordance with the provisions of the respective Credit Documents.

         "CURRENT FINANCIALS," unless otherwise specified:

                  (a) means either (i) the Companies' Consolidated Financials for the year ended December 31, 1997, together with the Companies' Financials for the nine months ended on September 30, 1998, or (ii) at any time after annual Financials are first delivered under SECTION 8.1, the Companies' annual Financials then most recently delivered to Administrative Agent under SECTION 8.1(a), together with the Companies' quarterly Financials then most recently delivered to Administrative Agent under SECTION 8.1(b); but

                  (b) does not include the results of operation and cash flows for any Company for the time period before it becomes a member of Borrower's consolidated group.

         "DEBT" means, with respect to any Person on any date of determination (without duplication), (i) all obligations for borrowed money, (ii) all obligations evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations to pay the deferred purchase price of property or services except trade accounts payable arising in the ordinary course of business which are paid when due in accordance with ordinary-course payment terms or which are being contested in good faith in appropriate proceedings, (iv) all obligations arising under acceptance facilities or facilities for the discount or sale of accounts receivable, (v) all direct or contingent obligations in respect of letters of credit, (vi) Capital Lease obligations, (vii) liabilities secured (or for which the holder of any obligations or liabilities has an existing Right, contingent or otherwise, to be so secured) by any Lien existing on property owned or acquired by that Person and (viii) all guaranties, endorsements and other contingent obligations for liabilities or obligations or the maintenance of financial condition of others, including obligations to repurchase or purchase properties or to maintain or cause to maintain any financial condition.

         "DEBTOR RELIEF LAWS" means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments or similar Governmental Requirements affecting creditors' Rights.

         "DEBT SERVICE REQUIREMENTS" means, for any period, the sum of (i) the Companies' CMLTD plus (ii) the Companies' Interest Expense, plus (iii) rental payments in respect of the Companies' operating leases.

         "DEFAULT RATE" means, for any day, an annual interest rate equal from day to day to the lesser of either (i) the Base Rate plus 2.5% or (ii) the Maximum Rate.

         "DISTRIBUTION" means, with respect to any shares of any capital stock or other equity securities issued by a Person (i) the retirement, redemption, purchase, repurchase or other acquisition for value of those securities, (ii) the declaration or payment of any dividend on or with respect to those securities, (iii) any loan or advance by that Person to, or other investment by that Person in, the holder of any of those securities and (iv) any other payment by that Person with respect to those securities.

         "DOMESTIC COMPANY" means all Companies other than Foreign Subsidiaries.

         "DOMESTIC SUBSIDIARY" means all Subsidiaries other than Foreign Subsidiaries.

         "EBITDA" means, with respect to any Person and for any period (without duplication) the amount equal to (i) Net Income plus (ii) to the extent deducted in calculating such Net Income, the sum of (a) Interest Expense plus (b) Tax expense plus (c) depreciation and amortization from its continuing operations minus (iii) to the extent included in calculating such Net Income, any gains that are extraordinary items.

         "EBITR" means, with respect to any Person and for any period (without duplication) the amount equal to (i) Net Income plus (ii) to the extent deducted in calculating such Net Income, the sum of (a) Interest Expense plus (b) Tax expense plus (c) rental payments in respect of that Person's operating leases minus (iii) to the extent included in calculating such Net Income, any gains that are extraordinary items.

         "EMPLOYEE PLAN" means any employee-pension-benefit plan (i) covered by Title IV of ERISA and established or maintained by Borrower or any ERISA Affiliate (other than a Multiemployer Plan) or (ii) established or maintained by Borrower or any ERISA Affiliate or to which Borrower or any ERISA Affiliate contributes, under the Governmental Requirements of any foreign country.

         "ENVIRONMENTAL INVESTIGATION" means any health, safety or environmental site assessment, investigation, study, review, audit, compliance audit or compliance review conducted at any time or from time to time (whether at the request of Administrative Agent or any Lender, upon the order or request of any Governmental Authority, at the voluntary instigation of any Company or Affiliate of any Company or otherwise) concerning any Real Property or the business operations or activities of any Company or Affiliate of any Company, including, without limitation, (i) air, soil, groundwater or surface-water sampling and monitoring, (ii) repair, cleanup, remediation, or detoxification, (iii) preparation and implementation of any closure, remedial, spill, emergency or other plans, and (iv) any health, safety, or environmental compliance audit or review.

         "ENVIRONMENTAL GOVERNMENTAL REQUIREMENT" means any applicable Governmental Requirement that relates to (a) the condition of air, ground or surface water, soil, or other environmental media, (b) the environment or natural resources, (c) safety or health, (d) the regulation of any contaminants, wastes, and Hazardous Substances, including, without limitation, CERCLA, OSHA, the Hazardous Materials Transportation Act (49 U.S.C. ss. 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 et seq.), the Clean Water Act (33 U.S.C. ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. ss. 2601 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. ss. 136 et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. ss. 11001 et seq.), the Safe Drinking Water Act (42 U.S.C. ss. 201 and ss. 300f et seq.), the Rivers and Harbors Act (33 U.S.C. ss. 401 et seq.), the Oil Pollution Act (33 U.S.C. ss. 2701 et seq.), and state and local Governmental Requirements, and any future enacted or adopted Governmental Requirements, in each case, now existing or hereafter adopted, which are analogous to any of the preceding referenced requirements, or (e) the Release or threatened Release of Hazardous Substances.

         "ENVIRONMENTAL LIABILITY" means any liability, loss, fine, penalty, charge, lien, damage, cost or expense of any kind to the extent that it results directly or indirectly, in whole or in part, (i) from the violation of any Environmental Governmental Requirement, (ii) from the Release or threatened Release of any Hazardous Substance, (iii) from removal, remediation, or other actions in response to the Release or threatened Release of any Hazardous Substance, (iv) from actual or threatened damages to natural resources, (v) from the imposition of injunctive relief or other orders, (vi) from personal injury, death, or property damage which occurs as a result of any Company's use, storage, handling, or the Release or threatened Release of a Hazardous Substance, or (vii) from any Environmental Investigation performed at, on, or for any Real Property.

         "ENVIRONMENTAL PERMIT" means any permit or license from any Person defined in CLAUSE (i) of the definition of Governmental Authority that is required under any Environmental Governmental Requirement for the lawful conduct of any business, process or other activity.

         "ERISA" means the Employee Retirement Income Security Act of 1974.

         "ERISA AFFILIATE" means any Person that, for purposes of Title IV of ERISA, is a member of Borrower's controlled group or is under common control with Borrower within the meaning of Section 414 of the IRC (which provisions are deemed by this agreement to apply to Foreign Persons).

         "EVENT OF DEFAULT" is defined in SECTION 11.

         "FED FUNDS RATE" means, for any day, the annual rate (rounded upwards, if necessary, to the nearest 0.01%) determined by Administrative Agent (which determination is conclusive and binding, absent manifest error) to be equal to
(i) the weighted average of the rates on overnight federal-funds transactions with member banks of the Federal Reserve System arranged by federal-funds brokers on that day, as published by the Federal Reserve Bank of New York on the next Business Day or (ii) if the rates referred to in the preceding CLAUSE (i) are not published for any day, the average of the quotations at approximately 10:00 a.m. received by Administrative Agent from three federal-funds brokers of recognized standing selected by Administrative Agent in its sole discretion.

         "FINANCIALS" of a Person means balance sheets, profit and loss statements, and statements of cash flow prepared (i) according to GAAP (subject to year-end audit adjustments with respect to interim Financials) and (ii) except as stated in SECTION 1.4, in comparative form to prior year-end figures or corresponding periods of the preceding fiscal year or other relevant period, as applicable. The term "Financials" shall also include the reconciliations of capital and surplus included as part of the Companies' annual financial statements.

         "FOREIGN" means, in respect of any Person, a Person organized under the Governmental Requirements of a jurisdiction other than, or domiciled outside of, the United States of America or one of its states, territories, commonwealths, or possessions.

         "FOREIGN SUBSIDIARIES" means all Subsidiaries that are Foreign.

         "FUNDED DEBT" means, with respect to any Person on any date of determination (without duplication), the sum of (a) all outstanding (direct or contingent) Debt of such Person which is described by any of CLAUSES (i), (ii),
(iv), (v) or (vi) of the definition of the term Debt, plus (b) all of Borrower's and Borrower's Affiliates' outstanding obligations under, or in respect of, the TROL Financing.

         "FUNDING LOSS" means any loss, expense or reduction in yield (but not any Applicable Margin) that any Lender reasonably incurs because (i) Borrower fails or refuses (for any reason whatsoever other than a default by Administrative Agent or the Lender claiming that loss, expense or reduction in yield) to take any Borrowing that it has requested under this agreement or (ii) Borrower prepays or pays any Borrowing or converts any Borrowing to a Borrowing of another Type, in each case, other than on the last day of the applicable Interest Period.

         "GAAP" means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board that are applicable from time to time.

         "GOVERNMENTAL AUTHORITY" means any (i) local, state, territorial, federal or Foreign judicial, executive, regulatory, administrative, legislative or governmental agency, board, bureau, commission, department or other instrumentality, (ii) private arbitration board or panel or (iii) central bank.

         "GOVERNMENTAL REQUIREMENTS" means all applicable statutes, laws, treaties, ordinances, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions and interpretations of any Governmental Authority.

         "GUARANTY" means a guaranty agreement substantially in the form of EXHIBIT C and otherwise in form and scope acceptable to Administrative Agent.

         "GUARANTOR" means each Person that executes a Guaranty as required by the terms of this agreement.

         "HAZARDOUS SUBSTANCE" means (a) any substance that is reasonably expected to require removal, remediation, or other response under any Environmental Governmental Requirement, (b) any substance that is designated, defined or classified as a hazardous waste, hazardous material, pollutant, contaminant, explosive, corrosive, flammable, infectious, carcinogenic, mutagenic, radioactive, dangerous, or toxic or hazardous substance under any Environmental Governmental Requirement, including, without limitation, any hazardous substance within the meaning of ss.101(14) of CERCLA, (c) petroleum, oil, gasoline, natural gas, fuel oil, motor oil, waste oil, diesel fuel, jet fuel, and other petroleum hydrocarbons, (d) asbestos and asbestos-containing materials in any form, (e) polychlorinated biphenyls, (f) urea formaldehyde foam, or (g) any substance the presence of which on any Real Property either (i) poses or threatens to pose a hazard to the health or safety of persons or to the environment, or (ii) could reasonably be expected to constitute a health or safety hazard to persons or the environment if emanated or migrated from the Real Property.

         "HEDGING AGREEMENT" means, for any Person, any present or future, whether master or single, agreement, document or instrument providing for or constituting an agreement to enter into interest rate swaps, floors, caps or collars, forward-rate agreements or other similar transactions, including, without limitation, any "ISDA Master Agreement" between Borrower and any other Person contemplated by SECTION 8.13.

         "INTEREST EXPENSE" means, with respect to any Person and for any period (without duplication), all interest on that Person's Debt, whether paid in cash or accrued as a liability and payable in cash during any subsequent period (including, without limitation, the interest component of Capital Leases), as determined by GAAP.

         "INTEREST PERIOD" is determined in accordance with SECTION 3.9.

         "INVESTMENT" means, in respect of any Person, any loan, advance, extension of credit or capital contribution to that Person, any investment in that Person, or any purchase or commitment to purchase any equity securities or Debt issued by that Person or substantially all of the assets or a division or other business unit of that Person.

         "IRC" means the Internal Revenue Code of 1986.

         "LC" means a standby letter of credit issued by Administrative Agent under this agreement pursuant to an LC Agreement.

         "LC AGREEMENT" means a standby letter of credit application and agreement (in form and substance satisfactory to Administrative Agent) submitted by Borrower to Administrative Agent for an LC for its own account (and for its benefit or the benefit of any other Company).

         "LC EXPOSURE" means, at any time and without duplication, the sum of
(a) the aggregate face amount of all undrawn and uncancelled LCs plus (b) the aggregate unpaid reimbursement obligations of Borrower under drawings under any LC.

         "LC REQUEST" means a request substantially in the form of EXHIBIT G.

         "LC SUBFACILITY" means a subfacility of the Revolving Facility for the issuance of LCs, as described in SECTION 2.4, under which the LC Exposure may never exceed $5,000,000 in the aggregate.

         "LENDER LIEN" means any present or future first-priority Lien securing the Obligation and assigned, conveyed, or granted to or created in favor of Administrative Agent for the benefit of Lenders.

         "LENDERS" means the financial institutions (including, without limitation, Administrative Agent in respect of its share of Borrowings and LCs) named on SCHEDULE 2 or on the most recently amended SCHEDULE 2, if any, delivered by Administrative Agent under this agreement, and, subject to this agreement, their respective successors and assigns (but not any Participant who is not otherwise a party to this agreement).

         "LIBOR RATE" means, for a LIBOR Rate Borrowing and for the relevant Interest Period, the annual interest rate (rounded upward, if necessary, to the nearest 0.01%) equal to the quotient obtained by dividing (i) the rate that deposits in United States dollars are offered to Administrative Agent in the London interbank market at approximately 11:00 a.m. London time two Business Days before the first day of that Interest Period in an amount comparable to that LIBOR Rate Borrowing and having a maturity approximately equal to that Interest Period by (ii) one minus the Reserve Requirement (expressed as a decimal) applicable to the relevant Interest Period.

         "LIBOR RATE BORROWING" means a Borrowing bearing interest at the sum of the LIBOR Rate plus the Applicable Margin.

         "LIEN" means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement or encumbrance of any kind and any other arrangement for a creditor's claim to be satisfied from assets or proceeds prior to the claims of other creditors or the owners (other than title of the lessor under an operating lease).

         "LITIGATION" means any action, proceeding, investigation or hearing by or before any Governmental Authority.

         "MATERIAL ADVERSE EVENT" means any circumstance or event that, individually or collectively, is reasonably expected to result (at any time before the Commitments are fully cancelled or terminated and the Obligation is fully paid and performed) in any (i) material impairment of (a) the ability of Borrower or any other Company to perform any of its payment or other material obligations under any Credit Document or (b) the ability of Administrative Agent or any Lender to enforce any of those obligations or any of its Rights under the Credit Documents, (ii) material and adverse effect on the business, management or financial condition of Borrower or of the Companies as a whole, as represented to Lenders in the Financials then most recently received by it or
(iii) Event of Default or Potential Default.

         "MAXIMUM AMOUNT" and "MAXIMUM RATE" respectively mean, for a Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest that, under applicable Governmental Requirements of the State of Texas or federal laws of the United States of America (as applicable), that Lender is permitted to contract for, charge, take, reserve or receive on the Obligation.

         "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the IRC (or any similar type of plan established or regulated under the Governmental Requirements of any foreign country) to which Borrower or any ERISA Affiliate is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

         "NET INCOME" of any Person means that Person's profit or loss determined in accordance with GAAP.

         "NET PROCEEDS" means the aggregate cash proceeds received by Borrower or any of its Subsidiaries in respect of any Permitted Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Permitted Asset Sale), net of the direct costs relating to such Permitted Asset Sale (including, without limitation, legal, accounting and investment banking fees, and sales commissions), any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

         "NON-QUALIFYING ACCOUNTS RECEIVABLE" means any account or any portion of any account remaining unpaid more than 90 days from the date it was initially invoiced.

         "NOTES" means all of the Revolving Notes and Term Notes.

         "OBLIGATION" means all present and future (i) Debts, liabilities and obligations of any Company to Administrative Agent, or any Lender and related to any Credit Document, whether principal, interest, fees, costs, attorneys' fees or otherwise, (ii) Debts, liabilities, or obligations owed by any Company to Administrative Agent or any Lender or their respective Affiliates under any Hedging Agreement (including, without limitation, with respect to any "Transaction" [as defined in any Hedging Agreement] entered into pursuant to any Hedging Agreement, all present and future amounts due and payable by any Company, whether such amounts are due and payable on the date(s) scheduled therefor, on the occurrence of an "Early Termination Date" [as defined in any Hedging Agreement], or otherwise) to the extent relating to interest payable under this agreement, (iii) any of the foregoing amounts that would become due but for the operation of 11 U.S.C. ss. 502 and 503 or any other provision of Title 11 of the United States Code, (iv) pre- and post-maturity interest on any of the foregoing, including all post-petition interest if any Company voluntarily or involuntarily files for protection under any Debtor Relief Law and (v) renewals, extensions, rearrangements and modifications of any character whatsoever of any the foregoing.

         "ORGANIZATIONAL DOCUMENTS" means, for any Person, the documents for its formation and organization, which, for example, (i) for a corporation are its corporate charter and bylaws, (ii) for a partnership are its certificate of partnership (if applicable) and partnership agreement, (iii) for a limited liability company are its certificate of organization and regulations and (iv) for a trust is the trust agreement or indenture under which it is created.

         "OSHA" means the Occupational Safety and Health Act of 1970, 29 U.S.C. ss. 651 et seq.

         "OVERHEAD ALLOCATION" means the monthly allocation made by Borrower whereby overhead and administrative costs for the Companies on a consolidated basis are allocated and charged against individual Companies. The amount of these non-cash charges are added to the principal balance of the intercompany notes evidencing the Permitted Intercompany Advances.

         "PARTICIPANT" is defined in SECTION 14.12(b).

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "PERMITTED ACQUISITION" means:

                  (a) any Acquisition by a Company with respect to which each of the following requirements shall have been satisfied:

                           (i) as of the closing of any Acquisition, the
                  Acquisition has been approved and recommended by the board of directors or other similar governing body of the Person to be acquired or from which such business is to be acquired;

                           (ii) the Purchase Price for the Acquisition is less
                  than or equal to $3,000,000, and the aggregate Purchase Price for all Acquisitions during the term of this agreement is less than or equal to $5,000,000;

                           (iii) not less than 7 Business Days prior to
                  consummation of any Acquisition, Borrower shall have delivered to Administrative Agent a written description of the targeted entity to be acquired and its operations and a copy of the related purchase agreement, to the extent available (and, upon the request of Administrative Agent, all of the schedules and exhibits thereto);

                           (iv) as of the closing of any Acquisition, after
                  giving effect to such Acquisition, the acquiring party must be Solvent and the Companies, on a consolidated basis, must be Solvent;

                           (v) prior to consummation of any Acquisition,
                  Borrower shall have satisfied the conditions precedent to a Permitted Acquisition as set forth in SECTION 6.3;

                           (vi) as of the closing of any Acquisition, no Event
                  of Default or Potential Default shall exist or occur as a result of, and after giving effect to, such Acquisition; and

                           (viii) as of the closing of any Acquisition, if such
                  Acquisition is structured as a merger, Borrower (or if such merger is with any Company other than Borrower, then such Company) must be the surviving entity after giving effect to such merger (provided that, if such merger is with a Subsidiary formed solely for the purpose of consummating the merger, then the target entity may be the surviving entity after giving effect to such merger so long as all other requirements in the Credit Documents are satisfied concurrently with such merger); and

                  (b) any other Acquisition for which the prior written consent of Required Lenders has been obtained; provided that at the request of Administrative Agent, Borrower shall have delivered to Administrative Agent the following (i) three-year income and balance sheet projections in respect of the Companies and the entity to be acquired, after giving effect to such Acquisition; and (ii) such other information in respect of such Acquisition as Administrative Agent or Required Lenders shall have reasonably requested.

         "PERMITTED ACQUISITION COMPLIANCE CERTIFICATE" means a certificate signed by a Responsible Officer of Borrower, substantially in the form of
EXHIBIT I.

         "PERMITTED ASSET SALE" means (i) any sale and disposition of inventory in the ordinary course of business for fair and adequate consideration, (ii) any sale of assets which are obsolete or are no longer in use and which are not significant to the continuation of the Companies' business, (iii) upon prior written notice to, and completion of all actions necessary to confirm, reaffirm or re-establish Lender Liens to the satisfaction of Administrative Agent, any sale and disposition from any Company to any other Company provided, in all respects, such sale and disposition is otherwise subject to SECTION 9.5, (iv) any disposition of assets where substantially similar assets have been or are being acquired, (v) any sale of assets relating to mergers and consolidations permitted under this agreement, (vi) any other sales and dispositions which, when added to the market value of all other assets sold pursuant to this CLAUSE
(vi) during the term of this Agreement, have a market value of $5,000,000 or less, and (vii) any other sales and dispositions approved in advance by Administrative Agent.

         "PERMITTED DEBT" is defined in SECTION 9.2.

         "PERMITTED INTERCOMPANY ADVANCES" means the aggregate of (a) up to $15,000,000 in the aggregate of loans, advances or extensions of credit by Borrower to its Foreign Subsidiaries that exist on the Closing Date (such amount including Overhead Allocations for periods prior to the Closing Date), (b) up to $5,000,000 in the aggregate of loans, advances, extensions of credit by Borrower to its Foreign Subsidiaries or the forgiveness of intercompany accounts receivable by Borrower in favor of its Foreign Subsidiaries for periods from and after the Closing Date, (c) Overhead Allocations for periods from and after the Closing Date, and (d) accrued interest on Permitted Intercompany Advances otherwise permitted by CLAUSES (a)-(c) above.

         "PERMITTED INTERCOMPANY GUARANTY" means a guaranty by Borrower of a payment or other obligation of a Subsidiary owing to a third party, provided that the aggregate contingent liability under all such guaranties outstanding at any one time cannot exceed $1,000,000.

         "PERMITTED INVESTMENT" is defined in SECTION 9.7.

         "PERMITTED LIENS" is defined in SECTION 9.3.

         "PERMITTED PUBLIC COMPANY HOLDINGS" means securities of companies approved in advance by Administrative Agent as being eligible for inclusion as "Permitted Public Company Holdings" or securities that meet all of the following criteria:

                  (a) such securities are traded on a nationally-recognized stock exchange or are securities as to which bids and offer quotations are reported in the automated quotation system operated by the National Association of Securities Dealers, Inc.;

                  (b) the sale or other transfer of such securities is not restricted in any way (other than restrictions imposed by applicable securities laws); and

                  (c) the market capitalization of each company that has issued such securities must equal or exceed $1,000,000,000 (except that Southwest Securities is exempted from the requirements of this CLAUSE
         (c)).

         "PERSON" means any individual, entity or Governmental Authority.

         "POTENTIAL DEFAULT" means any event, occurrence or circumstance the existence of which, upon any required notice, time lapse, or both, could reasonably be expected to become an Event of Default.

         "PRINCIPAL DEBT" means, at any time, the unpaid principal balance of all Borrowings.

         "PRO RATA" and "PRO RATA PART" mean, at any time and for any Lender, the proportion (stated as a percentage) that the Principal Debt owed to it bears to the total Principal Debt owed to all Lenders.

         "PURCHASE PRICE" means with respect to any Acquisition the "purchase price" as specified and determined in accordance with the purchase agreement or other related acquisition documents evidencing such Acquisition (including, without limitation, cash paid and debt assumed).

         "REAL PROPERTY" means any land, buildings, fixtures and other improvements to land now or in the future directly or indirectly owned by any Company, leased to or otherwise operated by any Company or subleased by any Company to any other Person.

         "REFINANCED DEBT" means the Debt of Borrower which will be repaid on the Closing Date.

         "RELEASE" means any "release" as defined under any Environmental Governmental Requirement.

         "REPRESENTATIVES" means, with respect to a Person, its representatives, officers, directors, employees, accountants, attorneys, insurers, shareholders and agents.

         "REQUIRED LENDERS" means, at any time, (a) while there are no more than two Lenders, 100% of the Lenders, and (b) while there are more than two Lenders, any combination of Lenders holding (directly or indirectly) at least either (i) 66 2/3% of the total Commitments while there is no Principal Debt or LC Exposure or (ii) 66 2/3% of the Principal Debt plus the LC Exposure while there is any Principal Debt or LC Exposure.

         "RESERVE REQUIREMENT" means, for any LIBOR Rate Borrowing and for the relevant Interest Period, the total reserve requirements (including all basic, supplemental, emergency, special, marginal and other reserves required by applicable Governmental Requirements) applicable to eurocurrency fundings or liabilities as of the first day of that Interest Period in amount and maturity of such Borrowing.

         "RESPONSIBLE OFFICER" means Borrower's chairman, president, chief executive officer, chief financial officer or treasurer.

         "REVOLVING FACILITY" means the revolving line of credit facility described in SECTION 2.2.

         "REVOLVING FACILITY TERMINATION DATE" means the earlier of (i) the Stated Termination Date and (ii) the effective date that Lender's commitments to lend and issue LCs under this agreement are fully cancelled or terminated.

         "REVOLVING NOTE" means one of the promissory notes substantially in the form of EXHIBIT B and otherwise in form and scope acceptable to Administrative Agent.

         "RIGHTS" means rights, remedies, powers, privileges and benefits.

         "SECURITY AGREEMENT" means a security agreement substantially in the form of EXHIBIT D and otherwise in form and scope acceptable to Administrative Agent.

         "SOLVENT" means, as to any Person, that (i) the aggregate fair market value of such Person's assets exceeds its liabilities (whether contingent, subordinated, unmatured, unliquidated, or otherwise), (ii) such Person has sufficient cash flow to enable it to pay its debts as they mature and (iii) such Person does not have unreasonably small capital to conduct its businesses.

         "STATED TERMINATION DATE" means February 16, 2002.

         "SUBSIDIARY" of any Person means any other Person of which (i) more than 50% (in number of votes) of the stock (or equivalent interests) is owned of record or beneficially, directly or indirectly, by that Person or (ii) such Person serves as a general partner or a similar capacity. Unless otherwise specified or the context otherwise requires, "Subsidiary" refers to a Subsidiary of Borrower.

         "TAXES" means, for any Person, taxes, assessments or other governmental charges or levies imposed upon it, its income or any of its properties, franchises or assets.

         "TERM LOAN" means the term loan described in SECTION 2.1.

         "TERM NOTE" means one of the promissory notes substantially in the form of EXHIBIT A and otherwise in form and scope satisfactory to Administrative Agent.

         "TROL FINANCING" means the Tax Retention Operating Lease Financing arrangements dated as of March 31, 1997, originally provided in favor of Ultrak Operating and Borrower by NationsBank of Texas, N.A., as such financing arrangements are amended and assigned contemporaneously with the execution and delivery of this agreement.

         "TYPE" means any type of Borrowing determined with respect to the applicable interest option.

         "UCC" means the Uniform Commercial Code as enacted in Texas or other applicable jurisdictions.

         "ULTRAK HOLDINGS" means Ultrak Holdings Limited, a United Kingdom company and wholly-owned subsidiary of Borrower.

         "ULTRAK GP" means Ultrak GP, Inc., a Delaware corporation and wholly-owned subsidiary of Borrower.

         "ULTRAK LP" means Ultrak LP, Inc., a Delaware corporation and wholly-owned subsidiary of Borrower.

         "ULTRAK OPERATING" means Ultrak Operating, L.P., a Texas limited partnership.

         "VIDEOSYS" means Videosys Limited, a United Kingdom private limited liability company.

         "VOTING STOCK" means securities (as such term is defined in Section 2(1) of the Securities Act of 1933, as amended) of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

         1.2 Time References. Unless otherwise specified, in the Credit Documents (i) time references (e.g., 10:00 a.m.) are to time in Dallas, Texas, and (ii) in calculating a period from one date to another, the word "from" means "from and including" and the word "to" or "until" means "to but excluding."

         1.3 Other References. Unless otherwise specified, in the Credit Documents (i) where appropriate, the singular includes the plural and vice versa, and words of any gender include each other gender, (ii) heading and caption references may not be construed in interpreting provisions, (iii) monetary references are to currency of the United States of America, (iv) section, paragraph, annex, schedule, exhibit and similar references are to the particular Credit Document in which they are used, (v) references to "telecopy," "telefax," "facsimile," "fax" or similar terms are to facsimile or telecopy transmissions, (vi) references to "including" mean including without limiting the generality of any description preceding that word, (vii) the rule of construction that references to general items that follow references to specific items are limited to the same type or character of those specific items is not applicable in the Credit Documents, (viii) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers and permitted assigns, (ix) references to any Governmental Requirement include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it and (x) references to any Credit Document or other document include every renewal and extension of it, amendment, modification and supplement to it, and replacement or substitution for it, as each is made in accordance with the applicable provisions of such Credit Document.

         1.4 Accounting Principles. Unless otherwise specified, in the Credit Documents (i) GAAP determines all accounting and financial terms and compliance with financial covenants, (ii) GAAP in effect on the date of this agreement determines compliance with financial covenants, (iii) otherwise, all accounting principles applied in a current period must be comparable in all material respects to those applied during the preceding comparable period and (iv) while the Financials for the Companies are on a consolidated basis, (a) all accounting and financial terms and compliance with reporting covenants must be on a consolidated basis, as applicable and (b) compliance with financial covenants must be on a consolidated basis.

SECTION 2. COMMITMENT. Subject to the provisions in the Credit Documents, each Lender severally but not jointly agrees to extend credit to Borrower under the Term Loan and under the Revolving Facility in accordance with the following provisions.

         2.1 Term Loan. Each Lender severally but not jointly agrees to lend to Borrower that Lender's Commitment Percentage of the Term Loan in a single Borrowing on the Closing Date. If Borrower pays or prepays any portion of the Term Loan under this agreement, that portion may not be reborrowed.

         2.2 Revolving Facility. Each Lender severally but not jointly agrees to lend to Borrower from time to time that Lender's Commitment Percentage of Borrowings under the Revolving Facility which Borrower may borrow, repay and reborrow under this agreement subject further to the following conditions:

                  (a) Each Borrowing may only occur on a Business Day on or after the Closing Date and before the Revolving Facility Termination Date;

                  (b) Each Borrowing may only be $50,000 or a greater integral multiple of $50,000 if a Base Rate Borrowing or $500,000 or a greater integral multiple of $500,000 if a LIBOR Rate Borrowing;

                  (c) The sum of (i) the Principal Debt outstanding under the Revolving Facility plus (ii) the LC Exposure may never exceed the total Commitments for the Revolving Facility;

                  (d) The sum of (i) the Principal Debt under the Revolving Facility, plus (ii) the LC Exposure, plus (iii) the Principal Debt under the Term Loan may never exceed the total Commitments; and

                  (e) The sum of the Principal Debt under the Revolving Facility plus the LC Exposure (in each case whether direct or participated) owed to any Lender may never exceed that Lender's Commitment for the Revolving Facility.

         2.3 Borrowing Procedure. The following procedures apply to all
Borrowings:

                  (a) Borrowing Request. Borrower may request a Borrowing only by making or delivering a Borrowing Request (that may be telephonic if confirmed in writing within two Business Days) to Administrative Agent, which is irrevocable and binding on Borrower, stating the Type, amount and Interest Period for each Borrowing and which must be received by Administrative Agent no later than (i) 12:00 noon on the Business Day before the date on which funds are requested (the "BORROWING DATE") for any LIBOR Rate Borrowing or (ii) 12:00 noon on the Borrowing Date for any Base Rate Borrowing. Administrative Agent shall promptly notify each Lender of any Borrowing Request.

                  (b) Funding. Each Lender shall remit its Commitment Percentage of each requested Borrowing to Administrative Agent's principal office in Dallas, Texas, in funds that are available for immediate use by Administrative Agent by 2:00 p.m. on the applicable Borrowing Date. Subject to receipt of those funds, Administrative Agent shall (unless to its actual knowledge any of the applicable conditions precedent have not been satisfied by Borrower or waived by the requisite Lenders under
         SECTION 14.10) make those funds available to Borrower by (at Borrower's option) (i) wiring the funds to or for the account of Borrower at the direction of Borrower or (ii) depositing the funds in Borrower's account with Administrative Agent.

                  (c) Funding Assumed. Absent contrary written notice from a Lender, Administrative Agent may assume that each Lender has made its Commitment Percentage of the requested Borrowing available to Administrative Agent on the applicable Borrowing Date, and Administrative Agent may, in reliance upon such assumption (but shall not be required to), make available to Borrower a corresponding amount. If a Lender fails to make its Commitment Percentage of any requested Borrowing available to Administrative Agent on the applicable Borrowing Date, Administrative Agent may recover the applicable amount on demand,
         (i) from that Lender together with interest, commencing on the Borrowing Date and ending on (but excluding) the date Administrative Agent recovers the amount from that Lender, at an annual interest rate equal to the Fed Funds Rate, or (ii) if that Lender fails to pay its amount upon demand, then from Borrower. No Lender is responsible for the failure of any other Lender to make its Commitment Percentage of any Borrowing; however, failure of any Lender to make its Commitment Percentage of any Borrowing does not excuse any other Lender from making its Commitment Percentage of any Borrowing.

         2.4 Letters of Credit.

                  (a) Conditions. Subject to the terms and conditions of this agreement and applicable Governmental Requirements, Administrative Agent (itself or through one of its Affiliates, and references in this SECTION 2.4 to "Administrative Agent" include those Affiliates) agrees, if requested by Borrower, to issue LCs upon Borrower's making or delivering an LC Request and delivering an LC Agreement, both of which must be received by Administrative Agent no later than the second Business Day before the Business Day on which the requested LC is to be issued, so long as (i) no LC may have an expiration date more than one year from its date of issuance, (ii) no LC may expire after a date 30 Business Days before the Revolving Facility Termination Date, (iii) the LC Exposure does not exceed $5,000,000, and (iv) the limitations in SECTIONS 2.2(c), (d) and (e) are not exceeded.

                  (b) Participation. Immediately upon Administrative Agent's issuance of any LC, Administrative Agent shall be deemed to have sold and transferred to each other Lender, and each other Lender shall be deemed irrevocably and unconditionally to have purchased and received from Administrative Agent, without recourse or warranty, an undivided interest and participation to the extent of such Lender's Commitment Percentage under the Revolving Facility in the LC and all applicable Rights of Administrative Agent in the LC (other than Rights to receive certain fees provided in SECTION 4.4 to be for Administrative Agent's sole account).

                  (c) Reimbursement Obligation. To induce Administrative Agent to issue and maintain LCs, and to induce Lenders to participate in issued LCs, Borrower agrees to pay or reimburse Administrative Agent
         (i) on the date when any draft or draw request is presented under any LC, the amount paid or to be paid by Administrative Agent and (ii) promptly, upon demand, the amount of any additional fees Administrative Agent customarily charges for the application and issuance of an LC, for amending LC Agreements, for honoring drafts and draw requests, and for taking similar action in connection with letters of credit. If Borrower has not reimbursed Administrative Agent for any drafts or draws paid or to be paid by the date of Administrative Agent's demand for reimbursement, Administrative Agent is irrevocably authorized to fund Borrower's reimbursement obligations as a Base

         Rate Borrowing under the Revolving Facility if proceeds are available under the Revolving Facility and if the conditions in this agreement for such a Borrowing (other than any notice requirements or minimum funding amounts) have, to Administrative Agent's knowledge, been satisfied. The proceeds of that Borrowing shall be advanced directly to Administrative Agent to pay Borrower's unpaid reimbursement obligations. If funds cannot be advanced under the Revolving Facility, then Borrower's reimbursement obligation shall constitute a demand obligation. Borrower's obligations under this section are absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment that Borrower may have at any time against Administrative Agent or any other Person. From Administrative Agent's demand for reimbursement to the date paid (including any payment from proceeds of a Base Rate Borrowing), unpaid reimbursement amounts accrue interest that is payable on demand at the Default Rate thereafter.

                  (d) General. Administrative Agent shall promptly notify Borrower of the date and amount of any draft or draw request presented for honor under any LC (but failure to give notice will not affect Borrower's obligations under this agreement). Administrative Agent shall pay the requested amount upon presentment of a draft or draw request unless presentment on its face does not comply with the terms of the applicable LC. When making payment, Administrative Agent may disregard (i) any default or potential default that exists under any other agreement and (ii) obligations under any other agreement that have or have not been performed by the beneficiary or any other Person (and Administrative Agent is not liable for any of those obligations). Borrower's reimbursement obligations to Administrative Agent and Lenders, and each Lender's obligations to Administrative Agent, under this section are absolute and unconditional irrespective of, and Administrative Agent is not responsible for, (i) the validity, enforceability, sufficiency, accuracy, or genuineness of documents or endorsements (even if they are in any respect invalid, unenforceable, insufficient, inaccurate, fraudulent, or forged), (ii) any dispute by any Company with or any Company's claims, setoffs, defenses, counterclaims, or other Rights against Administrative Agent, any Lender, or any other Person, or (iii) the occurrence of any Potential Default or Event of Default. However, nothing in this agreement constitutes a waiver of Borrower's Rights to assert any claim or defense based upon the gross negligence or willful misconduct of Administrative Agent or any Lender. Administrative Agent shall promptly distribute reimbursement payments received from Borrower to all Lenders according to their Pro Rata Part of the Revolving Facility.

                  (e) Obligation of Lenders. If Borrower fails to reimburse Administrative Agent as provided in SECTION 2.4(c) within 24 hours after Administrative Agent's demand for reimbursement, and funds cannot be advanced under the Revolving Facility to satisfy the reimbursement obligations, Administrative Agent shall promptly notify each Lender of Borrower's failure, of the date and amount paid, and of each Lender's Commitment Percentage of the unreimbursed amount. Each Lender shall promptly and unconditionally make available to Administrative Agent in immediately available funds its Commitment Percentage of the unpaid reimbursement obligation, subject to the limitations of SECTION 2.2(d). Funds are due and payable to Administrative Agent before the close of business on the Business Day when Administrative Agent gives notice to each Lender of Borrower's reimbursement failure (if notice is given before 1:00 p.m.) or on the next succeeding Business Day (if notice is given after 1:00 p.m.). All amounts payable by any Lender accrue interest after the due date at the Fed Funds Rate from the day the applicable draft or draw is paid by Administrative Agent to (but not including) the date the amount is paid by the Lender to Administrative Agent.

                  (f) Duties of Administrative Agent. Administrative Agent agrees with each Lender that it will exercise and give the same care and attention to each LC as it gives to its other letters of credit. Each Lender and Borrower agree that, in paying any draft or draw under any LC, Administrative Agent has no responsibility to obtain any document (other than any documents expressly required by the respective
         LC) or to ascertain or inquire as to any document's validity, enforceability, sufficiency, accuracy, or genuineness or the authority of any Person delivering it. Neither Administrative Agent nor its Representatives will be liable to any Lender or any Company for any LC's use or for any beneficiary's acts or omissions. Any action, inaction, error, delay, or omission taken or suffered by Administrative Agent or any of its Representatives in connection with any LC, applicable draws, drafts or documents, or the transmission, dispatch, or delivery of any related message or advice, if in good faith and in conformity with applicable Governmental Requirements and in accordance with the standards of care specified in the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (as amended or modified), is binding upon the Companies and Lenders and does not place Administrative Agent or any of its Representatives under any resulting liability to any Company or any Lender. Administrative Agent is not liable to any Company or any Lender for any action taken or omitted, in the absence of gross negligence or willful misconduct, by Administrative Agent or its Representatives in connection with any LC.

                  (g) Cash Collateral. On the Revolving Facility Termination Date, and if requested by Required Lenders while an Event of Default exists, Borrower shall provide Administrative Agent, for the benefit of Lenders, cash collateral in an amount to equal the then-existing LC Exposure.

                  (h) INDEMNIFICATION. BORROWER SHALL PROTECT, INDEMNIFY, PAY, AND SAVE ADMINISTRATIVE AGENT, EACH LENDER, AND THEIR RESPECTIVE REPRESENTATIVES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, DAMAGES, LOSSES, COSTS, CHARGES, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) WHICH ANY OF THEM MAY INCUR OR BE SUBJECT TO AS A CONSEQUENCE OF THE ISSUANCE OF ANY LC, ANY DISPUTE ABOUT IT, OR THE FAILURE OF ADMINISTRATIVE AGENT TO HONOR A DRAFT OR DRAW REQUEST UNDER ANY LC AS A RESULT OF ANY ACT OR OMISSION (WHETHER RIGHT OR WRONG) OF ANY PRESENT OR FUTURE GOVERNMENTAL AUTHORITY. HOWEVER, NO PERSON IS ENTITLED TO INDEMNITY UNDER THE FOREGOING FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

                  (i) LC Agreements. Although referenced in any LC, terms of any particular agreement or other obligation to the beneficiary are not incorporated into this agreement in any manner. The fees and other amounts payable with respect to each LC are as provided in this agreement, drafts and draws under each LC are part of the Obligation, only the events specified in this agreement as an Event of Default shall constitute a default under any LC, and the terms of this agreement control any conflict between the terms of this agreement and any LC Agreement.

         2.5 Borrowing Requests and LC Requests. Each Borrowing Request and LC Request constitutes a representation and warranty by Borrower that as of the Borrowing Date or the date of issuance of the requested LC, as the case may be, that all of the conditions precedent in SECTION 6 have been satisfied.

         2.6 Termination. Upon giving at least five Business Days prior written and irrevocable notice to Administrative Agent, Borrower may terminate all or part of the unused portion of the Revolving Facility. Each partial termination must be in an amount of not less than $1,000,000 or a greater integral multiple of $1,000,000, and must be ratable in accordance with each Lender's Commitment Percentage. At the time of any termination, Borrower shall pay to Administrative Agent, for the account of each Lender, as applicable, all accrued and unpaid fees under this agreement, the interest attributable to the amount of that reduction, and any related Funding Loss. Any part of the Commitment for the Revolving Facility that is terminated may not be reinstated.

SECTION 3. TERMS OF PAYMENT.

         3.1 Notes and Payments.

                  (a) Notes. The Term Loan is evidenced by the Term Notes, one payable to each Lender in the stated amount of its Commitment for the Term Loan. Principal Debt under the Revolving Facility is evidenced by the Revolving Notes, one payable to each Lender in the stated amount of its Commitment for the Revolving Facility.

                  (b) Payment. Borrower must make each payment and prepayment on the Obligation to Administrative Agent's principal office in Dallas, Texas in immediately available funds by 1:00 p.m. on the day due; otherwise, but subject to SECTION 3.8, those funds continue to accrue interest as if they were received on the next Business Day. Administrative Agent shall promptly pay to each Lender the part of any payment or prepayment to which that Lender is entitled under this agreement on the same day Administrative Agent receives the funds from Borrower.

                  (c) Payment Assumed. Unless Administrative Agent has received notice from Borrower prior to the date on which any payment is due under this agreement that Borrower will not make that payment in full, Administrative Agent may assume that Borrower has made the full payment due and Administrative Agent may, in reliance upon that assumption, cause to be distributed to each Lender on that date the amount then due to each Lender. If and to the extent Borrower does not make the full payment due to Administrative Agent, each Lender shall repay to Administrative Agent on demand the amount distributed to that Lender by Administrative Agent together with interest for each day from the date that Lender received payment from Administrative Agent until the date that Lender repays Administrative Agent (unless such repayment is made on the same day as such distribution), at an interest rate equal to the Fed Funds Rate.

         3.2 Interest and Principal Payments.

                  (a) Interest. Accrued interest on each LIBOR Rate Borrowing is due and payable on the 15th day of each January, April, July and October, commencing on the first of those dates that follows the Closing Date, and on the last day of its respective Interest Period. Accrued interest on each Base Rate Borrowing is due and payable on the 15th day of each January, April, July and October, commencing on the first of those dates that follows the Closing Date. Accrued interest is also due and payable (irrespective of the Type of Borrowing) (i) on the Revolving Facility Termination Date in respect of accrued interest on the Revolving Facility, and (ii) on the final maturity date of the Term Loan as set forth in CLAUSE (d) below in respect of accrued interest on the Term Loan.

                  (b) Revolving Facility Principal. The Principal Debt under the Revolving Facility is due and payable on the Revolving Facility Termination Date. Before that date, Borrower may at any time prepay, without penalty (except as provided in this agreement) and in whole or in part, the Principal Debt under the Revolving Facility, so long as
         (i) each voluntary partial prepayment must be in a principal amount not less than $1,000,000, or a greater integral multiple of $1,000,000 and
         (ii) Borrower shall pay any related Funding Loss upon demand. Conversions under SECTION 3.10 are not prepayments.

                  (c) Revolving Facility Mandatory Prepayments. Immediately upon a Permitted Asset Sale as described in CLAUSE (v) or (vi) of the definition of "Permitted Asset Sale," Borrower shall make a mandatory prepayment to Administrative Agent (with any related Funding Loss) under the Revolving Facility in an amount equal to 80% of the Net Proceeds of such Permitted Asset Sale, but only to the extent Borrower is not able to use such proceeds to prepay the Term Loan as required by CLAUSE (f)(i) below.

                  (d) Term Loan Principal. The Principal Debt under the Term Loan is due and payable in installments of $833,333.33 on the 15th day of each January, April, July and October, commencing April 15, 2000, and ending on January 15, 2002, the a final payment of all remaining Principal Debt under the Term Loan being due and payable on February 16, 2002.

                  (e) Term Loan Voluntary Prepayments. Borrower may, by giving notice to Administrative Agent no later than five Business Days before the date of the prepayment, prepay, without penalty (except as provided in this agreement) and in whole or part, the Principal Debt under the Term Loan, so long as (i) the notice by Borrower specifies the amount to be prepaid, (ii) each voluntary partial prepayment must be in a principal amount of not less than $1,000,000, or a greater integral multiple of $1,000,000, plus accrued interest on the amount prepaid to the date of the prepayment and (iii) Borrower shall pay any related Funding Loss upon demand. Conversions under SECTION 3.10 are not prepayments. No voluntary prepayment of the Term Loan may be reborrowed. Voluntary prepayments of the Term Loan shall be applied to installments in order of maturity.

                  (f) Term Loan Mandatory Prepayments.

                           (i) Immediately upon a Permitted Asset Sale as
                  described in CLAUSE (v) or (vi) of the definition of "Permitted Asset Sale," Borrower shall make a mandatory prepayment to Administrative Agent (with any related Funding
                  Loss) on the Term Loan in an amount equal to 80% of the Net Proceeds of such Permitted Asset Sale. No such mandatory prepayment of the Term Loan may be reborrowed.

                           (ii) All prepayments under this CLAUSE (f) shall be
                  applied to installments in inverse order of maturity.

         3.3 Interest Options. Except that the LIBOR Rate may not be selected when an Event of Default of Potential Default exists, and except as otherwise provided in this agreement, Borrowings bear interest at an annual rate equal to the lesser of (i) the Base Rate plus the Applicable Margin or the LIBOR Rate plus the Applicable Margin (in each case as designated or deemed designated by Borrower), as the case may be and (ii) the Maximum Rate. Each change in the Base Rate, LIBOR Rate or Maximum Rate is effective, without notice to Borrower or any other Person, upon the effective date of change.

         3.4 Quotation of Rates. Borrower may call Administrative Agent before delivering a Borrowing Request to receive an indication of the interest rates then in effect, but the indicated rates do not bind Administrative Agent or Lenders or affect the interest rate that is actually in effect when Borrower makes a Borrowing Request or on the Borrowing Date.

         3.5 Default Rate. All past-due Principal Debt and, unless prohibited by applicable Government Requirements, past-due interest accruing on the Principal Debt shall, at Administrative Agent's option, bear interest on the amount thereof from time to time outstanding from the date due (stated or by acceleration) at the Default Rate until paid, regardless whether payment is made before or after entry of a judgment.

         3.6 Interest Recapture. If the designated interest rate applicable to any Borrowing exceeds the Maximum Rate, the interest rate on that Borrowing is limited to the Maximum Rate, but any subsequent reductions in the designated rate shall not reduce the interest rate thereon below the Maximum Rate until the total amount of accrued interest equals the amount of interest that would have accrued if that designated rate had always been in effect. If at maturity (stated or by acceleration), or at final payment of the Notes, the total interest paid or accrued is less than the interest that would have accrued if the designated rates had always been in effect, then, at that time and to the extent not prohibited by applicable Governmental Requirements, Borrower shall pay an amount equal to the difference between (a) the lesser of the amount of interest that would have accrued if the designated rates had always been in effect and the amount of interest that would have accrued if the Maximum Rate had always been in effect, and (b) the amount of interest actually paid or accrued on the Notes.

         3.7 Interest Calculations. Interest on all LIBOR Rate Borrowings will be calculated on the basis of a 360-day year consisting of twelve 30-day months (including the first day but excluding the last day). Interest on all Base Rate Borrowings will be calculated on the basis of a year consisting of 365 or 366 days, as the case may be (including the first day but excluding the last day). All interest rate determinations and calculations by Administrative Agent are conclusive and binding absent manifest error.

         3.8 Maximum Rate. It is the intent of Administrative Agent, Lenders and Borrower in the execution and performance of the Credit Documents to remain in strict compliance with applicable Governmental Requirements from time to time in effect, including applicable laws limiting the amount or rate of interest. Administrative Agent, Lenders and Borrower stipulate and agree that none of the terms and provisions contained in the Credit Documents shall ever be construed to create a contract to pay for the use, forbearance or detention of money with interest at a rate or in an amount in excess of the Maximum Rate or Maximum Amount. For purposes of the Credit Documents, "interest" shall include the aggregate of all charges which constitute interest under applicable Governmental Requirements that are contracted for, charged, reserved, received or paid under the Credit Documents. Borrower shall never be required to pay unearned interest and shall never be required to pay interest at a rate or in an amount in excess of the Maximum Rate or Maximum Amount, and the provisions of this section shall control over all other provisions of the Credit Documents, and of any other instrument pertaining to or securing the Obligation, which may be in actual or apparent conflict herewith. If the Obligation is prepaid, or if the maturity of the Obligation is accelerated for any reason, or if under any contingency the effective rate or amount of interest which would otherwise be payable under the Credit Documents would exceed the Maximum Rate or Maximum Amount, or in the event any Lender or any holder of the Notes shall charge, contract for, take, reserve or receive monies that are deemed to constitute interest which would, in the absence of this provision, increase the effective rate or amount of interest payable under the Credit Documents to a rate or amount in excess of that permitted to be charged, contracted for, taken, reserved or received under applicable Governmental Requirements then in effect, then the principal amount of the Obligation or the amount of interest which would otherwise be payable under the Notes or both shall be reduced to the amount allowed under applicable Governmental Requirements as now or hereinafter construed by the courts having jurisdiction, and all such moneys so charged, contracted for, taken, reserved or received that are deemed to constitute interest in excess of the Maximum Rate shall immediately be returned to or credited to the account of Borrower upon such determination. Administrative Agent, Lenders and Borrower further stipulate and agree that, without limitation of the foregoing, all calculations of the rate or amount of interest contracted for, charged, taken, reserved or received under the Credit Documents which are made for the purpose of determining whether such rate or amount exceeds the Maximum Rate or Maximum Amount, shall be made to the extent not prohibited by applicable Governmental Requirements, by amortizing, prorating, allocating and spreading during the period of the full stated term of the Notes, all interest at any time contracted for, charged, taken, reserved or received from Borrower or otherwise by Lenders or any other holder of the Notes. If the Governmental Requirements of the State of Texas are applicable for purposes of determining the "Maximum Rate" or the "Maximum Amount," then those terms mean the indicated rate ceiling from time to time in effect under Chapter 1D, Subtitle 1, Title 79, Revised Civil Statutes of Texas, as amended.

         3.9 Interest Periods. When Borrower requests any LIBOR Rate Borrowing, Borrower may elect the applicable interest period (each an "INTEREST PERIOD"), which may be, at Borrower's option, one, three or six months, subject to the following conditions: (i) the initial Interest Period for a LIBOR Rate Borrowing commences on the applicable Borrowing Date or conversion date, and each subsequent Interest Period applicable to any Borrowing commences on the day when the next preceding applicable Interest Period expires;
(ii) if any Interest Period for a LIBOR Rate Borrowing begins on a day for which no numerically corresponding Business Day in the calendar month at the end of the Interest Period exists, then the Interest Period ends on the last Business Day of that calendar month; (iii) if Borrower is required to pay any portion of a LIBOR Rate Borrowing before the end of its Interest Period in order to comply with the payment provisions of the Credit Documents, Borrower shall also pay any related Funding Loss; (iv) no Interest Period for any portion of Principal Debt may extend beyond the scheduled repayment date for that portion of Principal Debt; and (v) no more than six Interest Periods may be in effect at one time.

         3.10 Conversions. Subject to the dollar limits of SECTION 2.2(B) and provided that Borrower may not convert to or select a new Interest Period for a LIBOR Rate Borrowing at any time when an Event of Default exists, Borrower may
(i) convert a LIBOR Rate Borrowing on the last day of the applicable Interest Period to a Base Rate Borrowing, (ii) convert a Base Rate Borrowing at any time to a LIBOR Rate Borrowing and (iii) elect a new Interest Period for a LIBOR Rate Borrowing. That election may be made by telephonic request to Administrative Agent no later than 12:00 noon on the Business Day before the conversion date or the last day of the Interest Period, as the case may be (for conversion to a LIBOR Rate Borrowing or election of a new Interest Period), and no later than 12:00 noon on the last day of the Interest Period (for conversion to a Base Rate Borrowing). Borrower shall provide a Conversion Notice to Administrative Agent no later than three days after the date of the conversion or election. Absent Borrower's telephonic request for conversion or election of a new Interest Period or if an Event of Default exists, then, a LIBOR Rate Borrowing shall be deemed converted to a Base Rate Borrowing effective when the applicable Interest Period expires.

         3.11 Order of Application.

                  (a) No Event of Default. If no Event of Default exists, any payment shall be applied to the Obligation in the order and manner as Borrower directs except as otherwise specifically provided in the Credit Documents.

                  (b) Event of Default or No Direction. If an Event of Default exists, or if Borrower fails timely to give direction, any payment (including proceeds from the exercise of any Rights) shall be applied in the following order: (i) To all fees and expenses for which Administrative Agent or Lenders have not been paid or reimbursed in accordance with the Credit Documents (and if such payment is less than all unpaid or unreimbursed fees and expenses, then the payment shall be paid against unpaid and unreimbursed fees and expenses in the order of incurrence or due date); (ii) to accrued interest on the Principal Debt; (iii) to any LC reimbursement obligations that are due and payable and that remain unfunded by any Borrowing under the Revolving Facility; (iv) to the remaining Principal Debt in the order as Required Lenders may elect (but Required Lenders agree to apply proceeds in an order that will minimize any Funding Loss); (v) to the remaining Obligation in the order and manner Required Lenders deem appropriate;
         (vi) as a deposit with Administrative Agent, for the benefit of Lenders, as security for and payment of any subsequent LC reimbursement obligations.

                  (c) Pro Rata. Each payment or prepayment shall be distributed to each Lender in accordance with its Pro Rata Part of that payment or prepayment

         3.12 Sharing of Payments, Etc. If any Lender obtains any payment or prepayment with respect to the Obligation (whether voluntary, involuntary, or otherwise, including, without limitation, as a result of exercising its Rights under SECTION 3.13) that exceeds the part of that payment or prepayment that it is then entitled to receive under the Credit Documents, then that Lender shall purchase from the other Lenders participations that will cause the purchasing Lender to share the excess payment or prepayment ratably with each other Lender. If all or any portion of any excess payment or prepayment is subsequently recovered from the purchasing Lender, then the purchase shall be rescinded and the purchase price restored to the extent of the recovery. Borrower agrees that any Lender purchasing a participation from another Lender under this section may, to the fullest extent permitted by applicable Governmental Requirements, exercise all of its Rights of payment (including the Right of offset) with respect to that participation as fully as if that Lender were the direct creditor of Borrower in the amount of that participation.

         3.13 Offset. If an Event of Default exists, to the extent not prohibited by applicable Governmental Requirements, each Lender may exercise (for the benefit of all Lenders in accordance with SECTION 3.12) the Rights of offset and banker's Lien against each and every account and other property, or any interest therein, that any Company may now or hereafter have with, or which is now or hereafter in the possession of, that Lender to the extent of the full amount of the Obligation owed (directly or participated) to it.

         3.14 Booking Borrowings. To the extent permitted by applicable Governmental Requirements, any Lender may make, carry, or transfer its Borrowings at, to, or for the account of any of its branch offices or the office or branch of any of its Affiliates. However, no Affiliate or branch is entitled to receive any greater payment under SECTION 3.16 than the transferor Lender would have been entitled to receive with respect to those Borrowings, and a transfer may not be made if, as a direct result of it, SECTION 3.15 or 3.17 would apply to any of the Obligation. If any of the conditions of SECTIONS 3.16 or 3.17 ever apply to a Lender, that Lender shall, to the extent possible, carry or transfer its Borrowings at, to, or for the account of any of its branch offices or the office or branch of any of its Affiliates so long as the transfer is consistent with the other provisions of this section, does not create any burden or adverse circumstance for that Lender that would not otherwise exist, and eliminates or ameliorates the conditions of SECTIONS 3.16 or 3.17, as applicable.

         3.15 Basis Unavailable or Inadequate for LIBOR Rate. If on or before any date when a LIBOR Rate is to be determined for a Borrowing, Administrative Agent or any Lender determines (and Required Lenders agree with that determination) that the basis for determining the applicable rate is not available or that the resulting rate does not accurately reflect the cost to Lenders of making or converting Borrowings at that rate for the applicable Interest Period, then Administrative Agent shall promptly notify Borrower and Lenders of that determination (which is conclusive and binding on Borrower absent manifest error), and the applicable Borrowing shall bear interest at the sum of the Base Rate plus the Applicable Margin. Until Administrative Agent notifies Borrower that those circumstances giving rise to such notice no longer exist, Lenders' commitments under this agreement to make, or to convert to, LIBOR Rate Borrowings, as the case may be, shall be suspended.

         3.16 Additional Costs. Each Lender severally and not jointly agrees to notify Administrative Agent, the other Lenders, and Borrower within 180 days after it has actual knowledge that any circumstances exist that would give rise to any payment obligation by Borrower under CLAUSES (A) through (C) below. Although no Lender shall have any liability to Administrative Agent, any other Lender, or any Company for its failure to give that notice, Borrower is not obligated to pay any amounts under those clauses that arise, accrue or are imposed more than 180 days before that notice to the extent it is applicable to those amounts. To demand payment under this section, any such Lender must generally be making similar demand for similar additional costs under credit agreements to which it is party that contain similar provisions to this section.

                  (a) Reserves. With respect to any LIBOR Rate Borrowing (i) if any change in any present Governmental Requirement, any change in the interpretation or application of any present Governmental Requirement, or any future Governmental Requirement imposes, modifies or deems applicable (or if compliance by any Lender with any requirement of any Governmental Authority results in) any requirement that any reserves (including, without limitation, any marginal, emergency, supplemental, or special reserves) be maintained (other than any reserve included in the Reserve Requirement) and if (ii) those reserves reduce any sums receivable by that Lender under this agreement or increase the costs incurred by Lender in advancing or maintaining any portion of any LIBOR Rate Borrowing, then (iii) that Lender (through Administrative Agent) shall deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate it for its reduction or increase (which certificate is conclusive and binding absent manifest error), and (iv) Borrower shall pay that amount to that Lender within ten Business Days after demand. The provisions of and undertakings and indemnifications in this CLAUSE (A) survive the satisfaction and payment of the Obligation and termination of this agreement.

                  (b) Capital Adequacy. With respect to any Borrowing or LC, if any change in any present Governmental Requirement, any change in the interpretation or application of any present Governmental Requirement, or any future Governmental Requirement regarding capital adequacy, or if compliance by Administrative Agent (as issuer of LCs) or any Lender with any request, directive or requirement imposed in the future by any Governmental Authority regarding capital adequacy, or if any change in its written policies or in the risk category of this transaction, in any of the foregoing events or circumstances, reduces the rate of return on its capital as a consequence of its obligations under this agreement to a level below that which it otherwise could have achieved (taking into consideration its policies with respect to capital adequacy) by an amount deemed by it to be material (and it may, in determining the amount, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), then (unless the effect is already reflected in the rate of interest then applicable under this agreement) Administrative Agent or that Lender (through Administrative Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate it (which certificate is conclusive and binding absent manifest error), and Borrower shall pay that amount to Administrative Agent or that Lender within ten Business Days after demand. The provisions of and undertakings and indemnification in this CLAUSE (b) shall survive the satisfaction and payment of the Obligation and termination of this agreement.

                  (c) Taxes. Any Taxes payable by Administrative Agent or any Lender or ruled by a Governmental Authority to be payable by Administrative Agent or any Lender in respect of this agreement or any other Credit Document shall, if permitted by applicable Governmental Requirements, be paid by Borrower, together with interest and penalties, if any, except for Taxes payable on or measured by the overall net income of Administrative Agent or that Lender (or any other Person with whom Administrative Agent or that Lender files a consolidated, combined, unitary, or similar Tax return) and except for interest and penalties incurred as a result of the gross negligence or willful misconduct of Administrative Agent or that Lender. Administrative Agent or that Lender (through Administrative Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount of Taxes payable, which certificate is conclusive and binding (absent manifest error), and Borrower shall pay that amount to Administrative Agent for its account or the account of that Lender, as the case may be, within ten Business Days after demand. If Administrative Agent or that Lender subsequently receives a refund of the Taxes paid to it by Borrower, then the recipient shall promptly pay the refund to Borrower.

         3.17 Change in Governmental Requirements. If any Governmental Requirement makes it unlawful for any Lender to make or maintain LIBOR Rate Borrowings, then that Lender shall promptly notify Borrower and Administrative Agent, and (i) as to undisbursed funds, that requested Borrowing shall be made as a Base Rate Borrowing and (ii) as to any outstanding Borrowing (a) if maintaining the Borrowing until the last day of the applicable Interest Period is unlawful, the Borrowing shall be converted to a Base Rate Borrowing as of the date of notice, in which event Borrower will not be required to pay any related Funding Loss or (b) if not prohibited by applicable Governmental Requirements, the Borrowing shall be converted to a Base Rate Borrowing as of the last day of the applicable Interest Period or (c) if any conversion will not resolve the unlawfulness, Borrower shall promptly prepay the Borrowing, without penalty but with related Funding Loss.

         3.18 Funding Loss. BORROWER SHALL INDEMNIFY EACH LENDER AGAINST, AND PAY TO IT UPON DEMAND, ANY FUNDING LOSS OF THAT LENDER. WHEN ANY LENDER DEMANDS THAT BORROWER PAY ANY

FUNDING LOSS, THAT LENDER SHALL DELIVER TO BORROWER AND ADMINISTRATIVE AGENT A CERTIFICATE SETTING FORTH IN REASONABLE DETAIL THE BASIS FOR IMPOSING FUNDING LOSS AND THE CALCULATION OF THE AMOUNT, WHICH CALCULATION IS CONCLUSIVE AND BINDING ABSENT MANIFEST ERROR. THE PROVISIONS OF AND UNDERTAKINGS AND INDEMNIFICATION IN THIS SECTION SURVIVE THE SATISFACTION AND PAYMENT OF THE OBLIGATION AND TERMINATION OF THIS AGREEMENT.

         3.19 Foreign Lenders, Participants, and Assignees. Each Lender, Participant (by accepting a participation interest under this agreement), and Assignee (by executing an Assignment) that is not organized under the Governmental Requirements of the United States of America or one of its states
(a) represents to Administrative Agent and Borrower that (i) no Taxes are required to be withheld by Administrative Agent or Borrower with respect to any payments to be made to it in respect of the Obligation and (ii) it has furnished to Administrative Agent and Borrower two duly completed copies of either U.S. Internal Revenue Service Form 4224, Form 1001, Form W-8, or any other form acceptable to Administrative Agent and Borrower that entitles it to a complete exemption from U.S. federal withholding Tax on all interest or fee payments under the Credit Documents, and (b) covenants to (i) provide Administrative Agent and Borrower a new Form 4224, Form 1001, Form W-8, or other form acceptable to Administrative Agent and Borrower upon the expiration or obsolescence according to applicable Governmental Requirements of any previously delivered form, duly executed and completed by it, entitling it to a complete exemption from U.S. federal withholding Tax on all interest and fee payments under the Credit Documents, and (ii) comply from time to time with all applicable Governmental Requirements with regard to the withholding Tax exemption. If any of the foregoing is not true at any time or the applicable forms are not provided, then Borrower and Administrative Agent (without duplication) may deduct and withhold from interest and fee payments under the Credit Documents any Tax at the maximum rate under the IRC or other applicable Governmental Requirement, and amounts so deducted and withheld shall be treated as paid to that Lender, Participant, or assignee, as the case may be, for all purposes under the Credit Documents.

SECTION 4. FEES.

         4.1 Treatment of Fees. The fees described in this SECTION 4 (i) are not compensation for the use, detention or forbearance of money, (ii) are in addition to, and not in lieu of, interest and expenses otherwise described in the Credit Documents, (iii) are payable in accordance with SECTION 3.1, (iv) are non-refundable, (v) to the fullest extent not prohibited by applicable Governmental Requirements, bear interest, if not paid when due, on the amount thereof from time to time unpaid at the Default Rate and (vi) with respect to the fees referenced in SECTIONS 4.3 and 4.4, are calculated on the basis of the actual number of days (including the first day but excluding the last day) elapsed, as if each calendar year consisted of 360 days, unless such amount is determined to constitute interest and if so, such computation would result in an interest rate deemed to exceed (notwithstanding the foregoing) the Maximum Rate in which event the computation is made on the basis of a year of 365 or 366 days, as the case may be.

         4.2 Arrangement and Underwriting Fees. Borrower shall pay to Administrative Agent arrangement, structure, management, documentation, due diligence and custodial fees in amounts and upon such payment terms as may be separately agreed upon by Borrower and Administrative Agent in writing.

         4.3 Unused Facility Fee. From and after the Closing Date, Borrower shall pay to Administrative Agent for the account of each Lender, according to each Lender's Commitment Percentage on the day the fee is payable, an unused facility fee for the Revolving Facility. The fee accrues on the last day of each December, March, June and September, and is due and payable on the 15th day of each January, April, July and October, commencing on April 15, 1999, and on the Revolving Facility Termination Date. Each payment of the fee is equal to the following, determined for the calendar quarter (or portion of a calendar quarter commencing on the Closing Date or ending on the Revolving Facility Termination
Date) preceding and including the date it accrues: From the Closing Date until the Revolving Facility Termination Date, the product of (i) the Applicable Percentage times (ii) the amount by which the average-daily total Commitment for only the Revolving Facility exceeds the sum of the average-daily Principal Debt under only the Revolving Facility plus the average-daily LC Exposure for standby LCs, times (iii) a fraction with the number of days in the applicable quarter or portion of it as the numerator and 365 as the denominator.

         4.4 LC Fees. As a condition precedent to the issuance (including, without limitation, the extension) of each LC, Borrower shall pay to Administrative Agent:

                  (a) For the account of each Lender, according to each Lender's Commitment Percentage on the day the fee is payable, an issuance fee, payable quarterly in arrears, equal to a percentage of the average-face amount of that LC during each applicable quarterly period, which percentage is equal to the Applicable Margin in effect for LIBOR Rate Borrowings on the first day of the quarterly period for which a payment is payable; and

                  (b) For the account of Administrative Agent, payable on the date of issuance, a fronting fee of the greater of (A) $300 or (B) 0.125% of the face amount of each standby LC.

         4.5 Prepayment Fee. If the Obligation is entirely prepaid at any time prior to February 16, 2000, Borrower shall pay to Administrative Agent for the account of each Lender, according to each Lender's Commitment Percentage on the day the fee is payable, a prepayment fee equal to 0.250% multiplied by the total Commitments of all Lenders as of the Closing Date. Notwithstanding the foregoing, no prepayment fee will be assessed against Borrower if the Obligation is prepaid solely from the proceeds of an underwritten public offering of Borrower's stock or debt securities, or from the proceeds of an acquisition of Borrower by an unrelated third party.

SECTION 5. SECURITY.

         5.1 Guaranty. Borrower shall cause each of its present and future Subsidiaries to (a) unconditionally guarantee the full payment and performance of the Obligation by execution of a Guaranty (other than any Foreign Subsidiary the execution of a Guaranty by which would create a material Tax obligation for the Companies that would not otherwise exist) and (b) grant liens in all Collateral now or hereafter owned by any of the, by due execution and delivery of a Security Agreement to Administrative Agent for Lenders.

         5.2 Collateral. Borrower shall cause full payment and performance of the Obligation to be secured by Lender Liens on all of the items and types of property (together with its proceeds, the "COLLATERAL"), described in the present and future Credit Documents creating Lender Liens, including, without limitation:

                  (a) Present and future accounts receivable, inventory, general intangibles, contract rights, equipment, fixtures, patents, trademarks, other intellectual property and all other personal property of each present and future Domestic Company;

                  (b) 100% of the present and future issued and outstanding capital stock, partnership interests, and other equity interests of all of Borrower's present and future Domestic Subsidiaries;

                  (c) Approximately all (but not less than 65%) of the present and future issued and outstanding capital stock, partnership interests, and other equity interests of all of Borrower's present and future Foreign Subsidiaries the pledge of which would not create a material Tax obligation for the Companies that would not otherwise exist; and

                  (d) All present and future notes receivable executed by a Foreign Subsidiary in favor of Borrower.

         5.3 Creation of Liens and Further Assurances. Borrower covenants and agrees that the Lender Liens described in SECTION 5.2 shall be created and perfected as a condition to funding any Borrowings or the issuance of any LC. Furthermore, Borrower shall, and shall cause each other appropriate Company to, perform the acts, duly authorize, execute, acknowledge, deliver, file, and record any additional writings, and pay all filing fees and costs as Administrative Agent or Required Lenders may reasonably deem appropriate or necessary to perfect and maintain the Lender Liens and preserve and protect the Rights of Administrative Agent and Lenders under any Credit Document.

         5.4 Change in Tax Laws. Notwithstanding anything to the contrary set forth in this SECTION 5, in the event the Tax laws regarding Foreign Subsidiaries are changed to remove the creation of a material Tax obligation for the Companies, each such Foreign Subsidiary may, at Borrower's discretion, execute a Guaranty in exchange for a release of the pledge of its securities.

         5.5 Release of Collateral. Whenever Lenders no longer have any commitment to extend credit under any Credit Document and the Obligation has been fully paid and performed, then Administrative Agent and Lenders shall, upon Borrower's written request and at Borrower's cost and expense, cause the Lender Liens on all Collateral to be released and all Guaranties to be terminated and released.

SECTION 6. CONDITIONS PRECEDENT.

         6.1 Initial Advances. The obligation of Lenders to make the initial advances under this agreement is subject to the condition precedent that, on or before the date of such advance, Administrative Agent and Lenders have received, there shall have been performed and there shall exist, the documents, actions and other matters set forth below, each in form, scope and substance, and (as applicable) dated as of a date, satisfactory to Administrative Agent and
Lenders:

                  (a) Credit Agreement. This agreement duly executed by Borrower, Administrative Agent and each initial Lender;

                  (b) Revolving Notes. The Revolving Notes duly executed and delivered by Borrower;

                  (c) Term Notes. The Term Notes duly executed and delivered by Borrower;

                  (d) Guaranties. A Guaranty duly executed and delivered by each of Borrower's Domestic Subsidiaries;

                  (e) Collateral Documents. Copies (in sufficient counterparts) of each of the documents, instruments and agreements listed below, each duly executed and delivered by the respective parties indicated below:

                           (i) A Security Agreement executed by each Domestic
                  Company;

                           (ii) UCC-1 Financing Statements from each Domestic
                  Company in favor of Administrative Agent as "Secured Party", to be filed in the appropriate central and local recording offices;

                           (iii) Stock certificates evidencing all capital stock
                  pledged pursuant to the Security Agreement, together with stock powers delivered in blank;

                           (iv) Original certificates of title, together with
                  executed applications for title, for all vehicles, rigs, trailers, containers and similar equipment covered by any jurisdiction's certificate of title laws that are used in connection with the Domestic Companies' business;

                           (v) (a) Original promissory notes and similar
                  instruments payable to any Company, properly assigned or endorsed in favor of Administrative Agent for Lenders, and (b) such other documents as to evidence and perfect Lenders' Liens in all investment property, deposit accounts and instruments (as such terms are defined in the UCC as enacted in the State of Texas);

                  (f) Officers' Certificate. A certificate signed by a duly authorized officer of Borrower stating that (to the best knowledge and belief of the officer, after reasonable and due investigation and review of matters pertinent to the subject matter of the certificate):
         (i) all of the representations and warranties contained in SECTION 7 and in the other Credit Documents, are true and correct as of the Closing Date; and (ii) no Potential Default, Event of Default or Material Adverse Event has occurred and is continuing or would result from the transactions contemplated by the Credit Documents;

                  (g) Resolutions. Resolutions of Borrower and each other Domestic Company approving the execution, delivery and performance of this agreement, the Notes and the other Credit Documents to which it is a party and the transactions contemplated herein and therein, duly adopted by such Domestic Company's Board of Directors and accompanied by a certificate of the Secretary or Assistant Secretary of each such Person stating that the resolutions are true and correct, have not been altered or repealed and are in full force and effect;

                  (h) Incumbency Certificates. Signed certificates of the Secretary or Assistant Secretary of Borrower and each other Domestic Company certifying the names of the officers of such Domestic Company authorized to sign each of the Credit Documents to which it is a party and the other documents or certificates to be delivered pursuant to the Credit Documents by such Person, together with the true signatures of each such officer. Administrative Agent and Lenders may conclusively rely on each such certificate until they receive, and have had a reasonable opportunity to act upon, a further certificate of the Secretary or Assistant Secretary of any such Domestic Company canceling or amending the prior certificate and submitting the signatures of the officers named in the further certificate;

                  (i) Governmental Certificates. Certificates of existence, good standing and tax payment (or other similar instruments) for Borrower and each other Domestic Company, issued by the Secretary of State of the state of incorporation of such Persons, each dated within twenty
         (20) days of the initial Borrowing, and a copy of each of the licenses or authority issued to such Person enabling it to do business in other states;

                  (j) Articles of Incorporation. A copy of the articles or certificate of incorporation (as the case may be) of Borrower and each other Company, and all amendments thereto, certified by the Secretary of State and taxing authority of the state of incorporation of such corporation, and dated within twenty (20) days of the date of the initial Borrowing;

                  (k) Bylaws. A copy of the Bylaws of Borrower and each other Company, and all amendments thereto, certified by the Secretary or Assistant Secretary of such Person as being true, correct and complete as of the date of such certification;

                  (l) Payments to the Lender. The payment to Administrative Agent of: (i) all fees to be received by Administrative Agent pursuant to this agreement or any other Credit Documents, and (ii) all third-party costs incurred in connection with this agreement, including all reasonable attorneys' fees, costs and out-of-pocket expenses of Administrative Agent's counsel incurred or estimated to have been incurred through the Closing Date in connection with the preparation, execution and delivery of the Credit Documents and the consummation of the transactions contemplated thereby;

                  (m) Insurance Policies. Copies of all insurance policies required by SECTION 8.9, together with loss payee and notice of cancellation endorsements in favor of Administrative Agent with respect to all insurance policies concerning collateral;

                  (n) UCC and Tax and Judgment Lien Searches; Releases. The results of Uniform Commercial Code searches showing all financing statements and other documents or instruments, and tax and judgment Lien searches showing all tax and judgment Liens, on file against Borrower and the other Domestic Companies in such jurisdictions as Administrative Agent shall require, such searches to be as of a date no more than thirty (30) days prior to the date of the initial Borrowing. A release and termination duly executed and delivered by each Person in whose favor (i) such UCC or tax and judgment Lien searches reflect an interest exists or (ii) any other search or information reflects an interest exists in any property or rights of any Domestic Company;

                  (o) Opinion of Counsel. A favorable opinion addressed to Administrative Agent and Lenders as to the matters set forth in EXHIBIT J hereto of Gardere & Wynne, L.L.P., legal counsel to the Companies;

                  (p) TROL Financing. Documents, instruments, reports, opinions and other items necessary to amend and refinance the TROL Financing; and

                  (q) Additional Information. Such other documents, instruments, reports, opinions and information as reasonably required by Administrative Agent, any Lender and their respective counsel.

         6.2 All Borrowings. The obligation of Lenders to extend Borrowings under this agreement (including the initial advances) is subject to the following conditions precedent:

                  (a) No Default or Potential Default. As of the date of the making of the Borrowing, there exists no Event of Default or Potential Default;

                  (b) Compliance with Credit Agreement. Each Company has performed and complied with all agreements and conditions contained in this agreement and each other Credit Document that are required to be performed or complied with by it before or at the date of the Borrowing;

                  (c) No Material Adverse Event. As of the date of making the Borrowing, no Material Adverse Event has occurred and is continuing;

                  (d) Borrowing Request. Administrative Agent has timely received from Borrower a properly completed Borrowing Request, executed by a Responsible Officer of Borrower; and

                  (e) Representations and Warranties. The representations and warranties contained in SECTION 7 and the other Credit Documents are true in all respects on the date of, and after giving effect to, the Borrowing, with the same force and effect as though made on and as of that date.

         6.3 Permitted Acquisitions. Prior to the consummation of any Acquisition (whether or not the purchase price for such Acquisition is funded by Borrowings), Borrower shall deliver to Administrative Agent the following items:

                  (a) all supplements to, or revisions of, SCHEDULES 7.3 and 7.8 which are required to make the disclosures in such Schedules accurate after giving effect to such Acquisition, so long as, on or prior to the date of consummation of such Acquisition, the consent of Required Lenders with respect to such revised or supplemental Schedules have been obtained; and

                  (b) a Permitted Acquisition Compliance Certificate in form and substance acceptable to Administrative Agent.

SECTION 7. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Administrative Agent and Lenders as follows:

         7.1 Purpose and Regulation U.

                  (a) Subject to the other provisions in the Credit Documents, including, without limitation, CLAUSE (b) below, the proceeds of the Term Loan will be used to refinance the term loan portion of the Refinanced Debt and for general corporate purposes, and the proceeds of the Revolving Facility will be used to refinance the revolving loan portion of the Refinanced Debt, for general corporate purposes, working capital uses in the ordinary course of business, Permitted Acquisitions, and permitted stock repurchases.

                  (b) The proceeds of the Revolving Facility and Term Loan will be used by Borrower solely for the purposes specified in SECTION 7.1(a). None of such proceeds will be used for the purpose of purchasing or carrying any "margin stock"as defined in Regulation U or G of the Board of Governors of the Federal Reserve System (12 C.F.R.
         Part 221 and 207), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U or G. No Company is engaged in the business of extending credit for the purpose of purchasing or carrying margin stocks. No Company, nor any Person acting on behalf of any Company, has taken or will take any action that might cause the Notes or any other of the Credit Documents, including this Credit Agreement, to violate Regulations U or G or any other regulations of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. For the avoidance of doubt, no proceeds of the Revolving Facility or Term Loan may be used to purchase any securities, including without limitation, any of the Permitted Investments described in CLAUSES (f) through (h) of SECTION 9.7.

         7.2 Corporate Existence, Good Standing, Authority and Locations. Each Company is duly organized, validly existing and in good standing under the Governmental Requirements of its jurisdiction of incorporation or formation, as applicable. Except where the failure to qualify would not result in a Material Adverse Event, each Company is duly qualified to transact business and is in good standing as a foreign corporation or partnership (as applicable) in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing (and each of such jurisdictions is identified in SCHEDULE 7.3). Each Company possesses all requisite authority and power to conduct its business as is now being conducted and as proposed to be conducted (including under the Credit Documents) and to own and operate its assets as now owned and operated and as proposed to be owned and operated (including under the Credit Documents). Each Company's chief executive office and other principal offices are described on SCHEDULE 7.3. The present location of each Company's books and records concerning accounts and accounts receivable is at its chief executive office.

         7.3 Subsidiaries and Names. SCHEDULE 7.3 describes (i) each Company,
(ii) every name or trade name used by each Company during the five-year period before the date of this agreement (or during the period such Company has been a Subsidiary, if shorter) and (iii) every change of each Company's name during the four-month period before the date of this agreement. All of the outstanding shares of capital stock (or similar voting interests) of each Company are (1) duly authorized, validly issued, fully paid and nonassessable, (2) owned of record and beneficially as described in SCHEDULE 7.3, free and clear of any Liens, except Permitted Liens and (3) not subject to any warrant, option or other acquisition Right of any Person or subject to any voting, ownership or transfer restriction except (a) restrictions imposed by securities laws and general corporate laws and (b) restrictions expressly noted in the certificates evidencing such shares.

         7.4 Authorization and Contravention. The execution and delivery by each Company of each Credit Document to which it is a party and the performance by it of its obligations under those Credit Documents (i) are within its corporate or partnership power (as applicable), (ii) have been duly authorized by all necessary corporate or partnership action (as applicable), (iii) require no consent of, action by, or filing with, any Governmental Authority (except any action or filing that has been taken or made or consent that has been received, and is completed and in final form and full force and effect, on or before the Closing Date), (iv) do not violate any provision of its Organizational Documents, (v) do not violate any provision of any Governmental Requirement applicable to it or result in any breach of, or default under, any material agreement of the Companies, or (vi) result in, or requires the imposition of, any Liens on any property of any Company, other than in favor of Administrative Agent for Lenders.

         7.5 Binding Effect. Upon execution by each Company of each Credit Document to which it is a party, each such Credit Document will constitute a legal and binding obligation of each such party, enforceable against each such party in accordance with that Credit Document's terms except as that enforceability may be limited by Debtor Relief Laws and general principles of equity.

         7.6 Financials. The Current Financials were prepared in accordance with GAAP and present fairly, in all material respects, the Companies' consolidated (if applicable) financial condition, results of operations and cash flows as of, and for the portion of the fiscal year ending on, their dates (subject only to normal year-end adjustments for interim statements). Except for transactions directly related to, or specifically contemplated or expressly permitted by, the Credit Documents, no material adverse changes have occurred in the Companies' consolidated (if applicable) financial condition from that shown in the Current Financials.

         7.7 Solvency. On each Borrowing Date, each Company is, and after giving effect to the requested Borrowing will be, Solvent.

         7.8 Litigation.

                  (a) Except as shown on SCHEDULE 7.8, no Company is subject to, or aware of the threat of, any Litigation involving any Company, or any of their respective properties, which if adversely determined against any of them, reasonably could be expected to result in a Material Adverse Event, and

                  (b) No outstanding and unpaid judgments against any Company exist that reasonably could be expected to result in a Material Adverse Event.

         7.9 Taxes. Except where the non-compliance of any of the following reasonably could not be expected to result in a Material Adverse Event, (i) all returns, reports and other information of each Company required to be filed in respect to a present or future liability for any Taxes have been prepared in compliance with all requisite Governmental Requirements, and as so prepared, have been properly filed (or extensions have been granted) and (ii) all Taxes imposed upon each Company that are due and payable have been timely and fully paid except as are being contested as permitted by SECTION 8.5.

         7.10 Environmental Matters.

                  (a) No Company has received notice from any Governmental Authority that it has any actual or potential Environmental Liability, and no Company has knowledge that it has any Environmental Liability, which actual or potential Environmental Liability in either case reasonably could be expected to constitute a Material Adverse Event.

                  (b) No Company has received notice from any Governmental Authority that any Real Property is affected by, and no Company has knowledge that any Real Property is affected by, any Release of any Hazardous Substance which reasonably could be expected to constitute a Material Adverse Event.

         7.11 Employee Plans. Except where not a Material Adverse Event (i) no Employee Plan subject to ERISA has incurred an "accumulated funding deficiency" (as defined in Section 302 of ERISA or Section 512 of the IRC), (ii) neither any Company nor any ERISA Affiliate has incurred liability (except for liabilities for premiums that have been paid or that are not past due) under ERISA to the PBGC in connection with any Employee Plan, (iii) neither any Company nor any ERISA Affiliate has withdrawn in whole or in part from participation in a Multiemployer Plan in a manner that has given rise to a withdrawal liability under Title IV of ERISA, (iv) neither any Company nor any ERISA Affiliate has engaged in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the IRC), (v) no "reportable event" (as defined in Section 4043 of ERISA) has occurred excluding events for which the notice requirement is waived under applicable PBGC regulations, (vi) neither any Company nor any ERISA Affiliate has any liability, or is subject to any Lien, under ERISA or the IRC to or on account of any Employee Plan, (vii) each Employee Plan subject to ERISA and the IRC complies in all material respects, both in form and operation, with ERISA and the IRC and (viii) no Multiemployer Plan subject to the IRC is in reorganization within the meaning of Section 418 of the IRC.

         7.12 Properties; Liens. Each Company has good and marketable title to all its property reflected on the Current Financials except for property that is obsolete or that has been disposed of in the ordinary course of business between the date of the Current Financials and the date of this agreement or, after the date of this agreement, as permitted by SECTIONS 9.9 or 9.10. No Lien exists on any property of any Company except Permitted Liens. Except for the Credit Documents, no Company is party or subject to any agreement, instrument or order which in any way restricts any Company's ability to allow Liens to exist upon any of its assets.

         7.13 Government Regulations. No Company is subject to regulation under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended.

         7.14 Transactions with Affiliates. Except for transactions with other Companies as permitted by SECTION 9.5, no Company is a party to a transaction (other than of an inconsequential nature) with any of its Affiliates.

         7.15 Debt. No Company has any Debt except Permitted Debt.

         7.16 Leases. Except where it could not reasonably be expected to result in a Material Adverse Event, (i) each Company enjoys peaceful and undisturbed possession under all leases necessary or desirable for the operation of its properties and assets and (ii) all material leases under which any Company is a lessee are in full force and effect.

         7.17 Labor Matters. Except where it could not reasonably be expected to result in a Material Adverse Event (i) no actual or threatened strikes, labor disputes, slow downs, walkouts, work stoppages or other concerted interruptions of operations that involve any employees employed at any time in connection with the business activities or operations at any Real Property exist, (ii) hours worked by and payment made to the employees of any Company have not been in violation of the Fair Labor Standards Act or any other applicable Governmental Requirements pertaining to labor matters, (iii) all payments due from any Company for employee health and welfare insurance, including, without limitation, workers compensation insurance, have been paid or accrued as a liability on its books and (iv) the business activities and operations of each Company are in compliance with OSHA and other applicable health and safety Governmental Requirements.

         7.18 Intellectual Property. Except where it could not reasonably be expected to result in a Material Adverse Event, (i) each Company owns or has the right to use all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, trade names, trade secrets and other intellectual property rights necessary or desirable to continue to conduct its businesses as presently conducted by it and proposed to be conducted by it immediately after the date of this agreement, (ii) each Company is conducting its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others and (iii) no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property of any Company exists.

         7.19 Insurance. Each Company maintains the insurance required by
SECTION 8.9.

         7.20 Year 2000 Issues. Borrower has implemented a Year 2000 compliance program to ensure that the Companies' computer systems and applications will function properly beyond 1999. Borrower believes that it has allocated adequate resources for this purpose and expects its Year 2000 date conversion program to be successfully completed on a timely basis. To the knowledge of Borrower, the ability of the Companies' significant suppliers, customers and others with which they conduct business to identify and resolve their own Year 2000 issues can not reasonably be expected to have a material adverse effect on the Companies or their business. Prior to the date hereof, Borrower has disclosed in writing to Administrative Agent and Lenders the steps that Borrower has taken to become Year 2000 compliant and the costs Borrower expects to incur in connection therewith. Borrower does not expect that the Companies will have to incur expenditures in excess of $1,000,000 after the Closing Date to address this issue.

         7.21 Full Disclosure. All information furnished to Administrative Agent or Lenders by or on behalf of any Company in connection with the Credit Documents was, and all information furnished to Administrative Agent or Lenders in the future by or on behalf of any Company will be, in each case, when so furnished, true, complete and accurate in all material respects or where estimates or projections were or will be therein made and so designated, based on good faith, reasonable estimates or projections on the date the information is stated or certified.

SECTION 8. AFFIRMATIVE COVENANTS. For so long as any Lender is committed to lend or issue LCs under this agreement and until the Obligation has been fully paid and performed, Borrower covenants and agrees with Administrative Agent and Lenders as follows:

         8.1 Certain Items Furnished. Borrower shall furnish the following to each Lender:

                  (a) Annual Financials, Etc. Promptly after preparation but no later than 90 days after the last day of each fiscal year of Borrower, audited Financials showing the Companies' consolidated financial condition and results of operations as of, and for the year ended on, that last day, accompanied by (i) the opinion, without qualification, of a firm of independent certified public accountants acceptable to Required Lenders (Grant Thornton L.L.P. and any "Big Five" accounting firm being expressly acceptable to Required Lenders), based on an audit using generally accepted auditing standards, that the consolidated portion of those Financials were prepared in accordance with GAAP and present fairly, in all material respects, the Companies' consolidated financial condition and results of operations and (ii) with respect to the period covered by such Financials, a Compliance Certificate. In addition, Borrower shall furnish to each Lender, promptly after preparation but no later than 90 days after the last day of each fiscal year of Borrower, company-prepared consolidating Financials showing the Companies' consolidated financial condition and results of operations as of, and for the year ended on, that last day. The consolidating Financials described above will also provide reasonable detail as to the financial condition and results of operations of the Domestic Companies as a group and the Foreign Subsidiaries as a group.

                  (b) Quarterly Financials, Etc. Promptly after preparation but no later than 45 days after the last day of each fiscal quarter of Borrower, Financials showing the Companies' consolidated and consolidating financial condition and results of operations for that fiscal quarter and for the period from the beginning of the current fiscal year to the last day of that fiscal quarter, accompanied by a Compliance Certificate with respect to the period covered by such Financials. The consolidating Financials described above will also provide reasonable detail as to the financial condition and results of operations of the Domestic Companies as a group and the Foreign Subsidiaries as a group.

                  (c) Accounts Receivable Agings and Inventory Listings. Promptly upon Administrative Agent's or any Lender's request, an accounts receivable aging or an inventory listing with respect to any fiscal quarter, each in form and detail reasonably satisfactory to Administrative Agent or the requesting Lender.

                  (d) Annual Business Plans. Promptly after preparation but no later than 30 days after the last day of each fiscal year of Borrower, the annual business plan for the Companies prepared by Borrower, in form reasonably acceptable to Administrative Agent, setting forth management's projections for the next succeeding fiscal year.

                  (e) Other Reports. Promptly after preparation and distribution, accurate and complete copies of all reports and other communications about material financial matters or material corporate plans or projections by or for any Company for distribution to any Governmental Authority or any existing or potential creditor including, without limitation, (i) each Form 10-K, 10-Q, and S-8 filed with the Securities and Exchange Commission, and (ii) each interim or special audit report and management letter issued by the Companies' accountants with respect to the Companies or their financial records, but excluding
         (x) credit, trade and other reports prepared and distributed in the ordinary course of business and (y) information otherwise furnished to Administrative Agent and Lenders under this agreement.

                  (f) Employee Plans. As soon as possible and within 30 days after Borrower knows that any event which would constitute a reportable event under Section 4043(b) of Title IV of ERISA with respect to any Employee Plan subject to ERISA has occurred, or that the PBGC has instituted or will institute proceedings under ERISA to terminate that plan, deliver a certificate of a Responsible Officer of Borrower setting forth details as to that reportable event and the action which Borrower or an ERISA Affiliate, as the case may be, proposes to take with respect to it, together with a copy of any notice of that reportable event which may be required to be filed with the PBGC, or any notice delivered by the PBGC evidencing its intent to institute those proceedings or any notice to the PBGC that the plan is to be terminated, as the case may be. For all purposes of this section, Borrower is deemed to have all knowledge of all facts attributable to the plan administrator under ERISA.

                  (g) Other Notices. Promptly after Borrower knows or receives any notification thereof (whichever shall first occur), notice of (i) the existence and status of any Litigation or Environmental Liability that if determined adversely to any Company, could reasonably be expected to result in a Material Adverse Event, (ii) any change in any fact or circumstance (other than of an inconsequential nature) represented or warranted by any Company in any Credit Document, and
         (iii) an Event of Default, Potential Default or Material Adverse Event, specifying the nature thereof and what action the Companies have taken, are taking and propose to take.

                  (h) Other Information. Promptly when reasonably requested by Administrative Agent or any Lender, such information (not otherwise required to be furnished under this agreement) about any Company's business affairs, assets, liabilities, results of operation and financial condition (all in form and substance satisfactory to Administrative Agent or that Lender).

         8.2 Use of Credit. Borrower shall use the proceeds of Borrowings only for the purposes represented in this agreement.

         8.3 Books and Records. Each Company shall maintain books, records and accounts necessary to prepare Financials in accordance with GAAP.

         8.4 Inspections. Upon reasonable request and at least 5-days' advance notice (but during the pendency of an Event of Default, no advance notice is required), each Company shall allow Administrative Agent or any Lender (or their respective Representatives) to inspect any of that Company's properties, to review reports, files and other records and to make and take away copies, to conduct tests or investigations and to discuss any of its affairs, conditions and finances with its other creditors, directors, officers, employees, outside accountants or representatives from time to time, during reasonable business hours (but during the pendency of an Event of Default, at any time). Without limiting the foregoing, the Companies shall allow Administrative Agent to perform field examinations to test such systems and controls of the Companies as it deems appropriate. Borrower shall reimburse Administrative Agent for the reasonable expenses of one such field exam every twelve months (the expected expense relating to each such annual field exam is $10,000). Additional field exams may be conducted at the sole expense of Administrative Agent and Lenders; provided, however, that Borrower shall reimburse Administrative Agent for the reasonable expenses of follow-up examinations by Administrative Agent that are reasonably required by Administrative Agent to address matters of concern arising as a result of any prior field exam.

         8.5 Taxes. Each Company shall promptly pay when due any and all Taxes except Taxes that are being contested in good faith by lawful proceedings diligently conducted, against which reserve or other provision required by GAAP has been made and in respect of which levy and execution of any Lien sufficient to be enforced has been and continues to be stayed.

         8.6 Payment of Obligation. Each Company shall promptly pay (or renew and extend) all of its obligations as they become due (unless the obligations, other than the Obligation or any part thereof, are being contested in good faith by appropriate proceedings).

         8.7 Expenses. Within fifteen Business Days after demand accompanied by an invoice describing the costs, fees and expenses in reasonable detail, Borrower shall pay (i) all costs, fees and expenses paid or incurred by or on behalf of Administrative Agent incident to any Credit Document (including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery and execution of the Credit Documents and any related amendment, waiver or consent) and (ii) all reasonable costs and expenses incurred by Administrative Agent in connection with the enforcement of the obligations of any Company under the Credit Documents or the exercise of any Rights under the Credit Documents (including, without limitation, reasonable allocated costs of in-house counsel, other reasonable attorneys' fees and court costs), all of which are part of the Obligation, bearing interest (if not paid within fifteen Business Days after demand accompanied by an invoice describing the costs, fees and expenses in reasonable detail) on the portion thereof from time to time unpaid at the Default Rate until paid.

         8.8 Maintenance of Existence, Assets and Business. Each Company shall
(i) except as permitted in SECTION 9.9 and SECTION 9.10, maintain its corporate or partnership (as applicable) existence and good standing in its state of incorporation or formation (as applicable) and (ii) except where the failure to perform any of the following could not reasonably be expected to result in a Material Adverse Event (a) maintain its authority to transact business and good standing in all other states, (b) maintain all licenses, permits and franchises (including, without limitation, Environmental Permits) necessary or desirable for its business and (c) keep all of its assets that are useful in and necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs and replacements.

         8.9 Insurance. Each Company shall, at its cost and expense, maintain with financially sound, responsible and reputable insurance companies or associations, or as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates, insurance concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses. In addition, Borrower shall and shall cause each other Company to, (i) name Administrative Agent as additional insured on all general and comprehensive liability insurance and as loss payee on all insurance covering any Collateral (or any portion thereof), (ii) deliver copies of the policies and endorsements for the insurance required by this SECTION 8.9 to Administrative Agent promptly after issuance and renewal of each and (iii) cause each policy of insurance to provide that it will not be cancelled or modified (as to term, coverage, scope, property or risks covered, change or addition of loss payee or additional insured or otherwise) without 30 days prior written notice to Administrative Agent.

         8.10 Compliance with Governmental Requirements. Each Company shall (i) operate and manage its businesses and otherwise conduct its affairs in compliance with all Governmental Requirements (including without limitation, all Environmental Governmental Requirements and Environmental Permits) except to the extent noncompliance reasonably could be expected not to constitute a Material Adverse Event, (ii) promptly deliver to Administrative Agent a copy of any notice received from any Governmental Authority alleging that any Company is not in compliance with any Governmental Requirements (including any Environmental Governmental Requirements or Environmental Permits) if the allegation reasonably could constitute a Material Adverse Event and (iii) promptly deliver to Administrative Agent a copy of any notice received from any Governmental Authority alleging that any Company has any potential Environmental Liability if the allegation reasonably could constitute a Material Adverse Event.

         8.11 Subsidiary Guaranties and Pledges. Borrower shall cause all of its present and future Domestic Subsidiaries, whether now existing or in the future formed or acquired as permitted by the Credit Documents, promptly and fully to comply with SECTIONS 5.1 and 5.2 and its capital stock or other equity securities to become subject to Lender Liens as required by SECTION 5.2.

         8.12 Indemnification.

                  (a) AS USED IN THIS SECTION: (i) "INDEMNITOR" MEANS BORROWER AND (PURSUANT TO ITS GUARANTY OR ITS EXECUTION AND DELIVERY OF, OR CONSENT TO, ANY OTHER CREDIT DOCUMENT) EACH OTHER COMPANY; (ii) "INDEMNITEE" MEANS ADMINISTRATIVE AGENT, EACH LENDER, EACH PRESENT AND FUTURE AFFILIATE OF ADMINISTRATIVE AGENT AND EACH LENDER, EACH PRESENT AND FUTURE REPRESENTATIVE OF ADMINISTRATIVE AGENT AND EACH LENDER OR ANY OF THOSE AFFILIATES AND EACH PRESENT AND FUTURE SUCCESSOR AND ASSIGN OF ADMINISTRATIVE AGENT AND EACH LENDER OR ANY OF THOSE AFFILIATES OR REPRESENTATIVES; AND (iii) "INDEMNIFIED LIABILITIES" MEANS ALL PRESENT AND FUTURE, KNOWN AND UNKNOWN, FIXED AND CONTINGENT, ADMINISTRATIVE, INVESTIGATIVE, JUDICIAL AND OTHER CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, INVESTIGATIONS, SUITS, PROCEEDINGS, AMOUNTS PAID IN SETTLEMENT, DAMAGES, JUDGMENTS, PENALTIES, COURT COSTS, LIABILITIES AND OBLIGATIONS, AND ALL PRESENT AND FUTURE COSTS, EXPENSES AND DISBURSEMENTS (INCLUDING ALL REASONABLE ATTORNEYS' FEES AND EXPENSES WHETHER OR NOT SUIT OR OTHER PROCEEDING EXISTS OR ANY INDEMNITEE IS PARTY TO ANY SUIT OR OTHER PROCEEDING) IN ANY WAY RELATED TO ANY OF THE FOREGOING, THAT MAY AT ANY TIME BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST, ANY INDEMNITEE AND IN ANY WAY RELATING TO OR ARISING OUT OF ANY (1) CREDIT DOCUMENT OR TRANSACTION CONTEMPLATED BY ANY CREDIT DOCUMENT, (2) ENVIRONMENTAL LIABILITY IN ANY WAY RELATED TO ANY COMPANY, OR ACT, OMISSION, STATUS, OWNERSHIP, OR OTHER RELATIONSHIP, CONDITION, OR CIRCUMSTANCE CONTEMPLATED BY, CREATED UNDER, OR ARISING PURSUANT TO OR IN CONNECTION WITH ANY CREDIT DOCUMENT, OR (3) INDEMNITEE'S SOLE OR CONCURRENT ORDINARY NEGLIGENCE.

                  (b) EACH INDEMNITOR AGREES, JOINTLY AND SEVERALLY, TO INDEMNIFY PROTECT AND DEFEND EACH INDEMNITEE FROM AND AGAINST, HOLD EACH INDEMNITEE HARMLESS FROM AND AGAINST, AND ON DEMAND PAY OR REIMBURSE EACH INDEMNITEE FOR, ALL INDEMNIFIED LIABILITIES.

                  (c) THE FOREGOING PROVISIONS (i) ARE NOT LIMITED IN AMOUNT EVEN IF THAT AMOUNT EXCEEDS THE OBLIGATION, (ii) INCLUDE, WITHOUT LIMITATION, REASONABLE FEES AND EXPENSES OF ATTORNEYS AND OTHER COSTS AND EXPENSES OF LITIGATION OR PREPARING FOR LITIGATION AND DAMAGES OR INJURY TO PERSONS, PROPERTY, OR NATURAL RESOURCES ARISING UNDER ANY STATUTORY OR COMMON LAW GOVERNMENTAL REQUIREMENT, PUNITIVE DAMAGES, FINES, AND OTHER PENALTIES, AND (iii) ARE NOT AFFECTED BY THE SOURCE OR ORIGIN OF ANY HAZARDOUS SUBSTANCE, AND (iv) ARE NOT AFFECTED BY ANY INDEMNITEE'S INVESTIGATION, ACTUAL OR CONSTRUCTIVE KNOWLEDGE, COURSE OF DEALING, OR WAIVER.

                  (d) However, no Indemnitee is entitled to be indemnified under the Credit Documents for its own fraud, gross negligence, or wilful misconduct.

                  (e) Although failure to do so does not reduce or impair any Indemnitor's obligations under this section, each Indemnitee shall promptly notify Borrower of any event about which the Indemnitee has received written notice and that is reasonably likely to result in any Indemnified Liability. Each Indemnitor may, at its own cost and expense, participate in the defense in any proceeding involving any Indemnified Liability. If no Event of Default or Potential Default exists, Indemnitors may assume the defense in that proceeding on behalf of the applicable Indemnitees, including the employment of counsel if first approved (which approval may not be unreasonably withheld) by the applicable Indemnitees. If Indemnitors assume any defense, they shall keep the applicable Indemnitees fully advised of the status of, and shall consult with, and receive the concurrence of, those Indemnitees before taking any material position in respect of, that proceeding.
         If Indemnitors consent, if an Event of Default, Potential Default or Material Adverse Event exists or if any Indemnitee reasonably determines that an actual conflict of interests exists between Indemnitors and that Indemnitee with respect to the subject matter of the proceeding or that Indemnitors are not diligently pursuing the defense, then (i) that Indemnitee may, at Indemnitors' joint and several expense, employ counsel to represent that Indemnitee that is separate from counsel for Indemnitors or any other Person in that proceeding and (ii) Indemnitors are no longer entitled to assume the defense on behalf of that Indemnitee. No Indemnitor may agree to the settlement of any Indemnified Liability, or any matters or issues material to or necessary for the resolution of any such liability, without the prior written consent of the applicable Indemnitees unless, as agreed to in writing by an Indemnitee, that settlement fully relieves those Indemnitees of any liability whatsoever for that Indemnified Liability. If an Indemnitee agrees to the settlement of any Indemnified Liability without the prior written consent of Indemnitors (which consent may not be unreasonably withheld), then Indemnitors are no longer obligated for that Indemnified Liability in respect of that Indemnitee.

                  (f) THE PROVISIONS OF AND INDEMNIFICATION AND OTHER UNDERTAKINGS UNDER THIS SECTION SURVIVE THE FORECLOSURE OF ANY LENDER LIEN OR ANY TRANSFER IN LIEU OF THAT FORECLOSURE, THE SALE OR OTHER TRANSFER OF ANY COLLATERAL OR REAL PROPERTY TO ANY PERSON, THE SATISFACTION OF THE OBLIGATION, THE TERMINATION OF THE CREDIT DOCUMENTS AND THE RELEASE OF ANY OR ALL LENDER LIENS.

         8.13 Post-Closing Covenants. Notwithstanding any other provision of this agreement or any other Credit Document:

                  (a) Interest Rate Hedging Agreement. Within 180 days of the Closing Date, Borrower shall enter into a Hedging Agreement with Administrative Agent, any Lender, or any other bank incorporated under the Governmental Requirements of the United States of America or any of its states with a short-term certificate of deposit credit rating of at least P-2 by Moody's Investors Service, Inc., or A-2 by Standard & Poor's Corporation, on terms acceptable to Administrative Agent and Borrower, regarding the hedging of Borrower's interest rate risk with respect to a $20,000,000 portion of the Obligation.

                  (b) Delivery of Certain Stock Certificates. Within 30 days of the Closing Date, Borrower shall deliver to Administrative Agent the original stock certificates covering the shares of Detection Systems, Inc. pledged as Collateral as described on SCHEDULE 5-B of the Security Agreement (together with all appropriate stock powers executed in blank). Within 180 days of the Closing Date, Borrower shall deliver to Administrative Agent the original stock certificates covering the shares of the companies (other than Detection Systems, Inc.) pledged as Collateral as described on SCHEDULE 5-B of the Security Agreement (together with all appropriate stock powers executed in blank).

                  (c) Other Deliveries. Borrower shall cooperate with Administrative Agent's counsel in a timely manner to obtain, complete, file or otherwise complete all collateral documents not obtained on the Closing Date.

SECTION 9. NEGATIVE COVENANTS. For so long as any Lender is committed to lend or issue LCs under this agreement and until the Obligation has been fully paid and performed, Borrower covenants and agrees with Administrative Agent and Lenders as follows:

         9.1 Payroll Taxes. No Company may directly or indirectly use any proceeds of any Borrowing (i) for any purpose other than as represented in this agreement, or (ii) for the payment of wages of employees unless a timely payment to or deposit with the United States of America of all amounts of Tax required to be deducted and withheld with respect to such wages is also made.

         9.2 Debt. No Company may:

                  (a) Create, incur or suffer to exist (directly or indirectly) any direct, indirect, fixed or contingent liability for any Debt except the following (the "PERMITTED DEBT"):

                           (i) the Obligation;

                           (ii) the TROL Financing;

                           (iii) Unsecured Debt of any Company not otherwise
                  permitted by this SECTION 9.2, so long as

                                    (1) no Event of Default, Potential Default
                           or Material Adverse Event (y) exists on the date any such Debt is created, incurred or assumed or (z) arises as a result of, or after giving effect to, any such Debt incurrence,

                                    (2) the aggregate amount of all such
                           additional Debt does not exceed $5,000,000 at any time, and

                                    (3) such additional Debt is subordinated to
                           the Obligation on terms acceptable to Required
                           Lenders;

                           (iv) any Debt relating to Hedging Agreements entered
                  into with respect to assets on the Companies' consolidated balance sheet;

                           (v) the Permitted Intercompany Guaranties; and

                           (vi) the Permitted Intercompany Advances, so long as
                  such Permitted Intercompany Advances are evidenced by written promissory notes pledged to Administrative Agent for the benefit of Lenders as contemplated by the Credit Documents, including, without limitation, SECTION 5.2(c).

                  (b) Except for the Obligation, prepay, purchase, repurchase, defease or redeem, or cause to be prepaid, purchased, repurchased, defeased or redeemed, any principal of, or any premium (if any) or interest on, any of its Debt, or fund or cause to be funded any sinking or similar fund for any such Debt.

         9.3 Liens. No Company may (i) create, incur or suffer or permit to be created or incurred or to exist any Lien upon any of its properties except a Permitted Lien or (ii) enter into or permit to exist any arrangement or agreement that directly or indirectly prohibits any Company from creating or incurring any Lien on any of its assets or properties except (a) the Credit Documents, (b) any lease that places a Lien prohibition on only the property subject to that lease, and (c) arrangements and agreements that apply only to property subject to Permitted Liens. The following are PERMITTED LIENS:

                  (a) Lender Liens;

                  (b) Liens securing the TROL Financing so long as such liens are limited to the Real Property located at 1301 Waters Ridge Drive, Lewisville, Texas;

                  (c) Liens arising under Debt related to any Hedging Agreements permitted by this agreement;

                  (d) Any interest or title of a lessor in property being leased under an operating lease that does not constitute Debt;

                  (e) Banker's Liens and Rights of setoff or recoupment;

                  (f) Pledges or deposits made to secure any Company's payment of workers' compensation, unemployment insurance or other forms of governmental insurance or benefits or to participate in any fund in connection with workers' compensation, unemployment insurance, pensions or other social security programs which (in each case) are not made with any Collateral other than cash proceeds thereof arising in the ordinary course;

                  (g) Deposits (i) to secure any Company's performance of bids, trade contracts (except for the repayment of borrowed money) or leases arising in the ordinary course of business, which in each case are limited to no more than 10% of the face amount thereof, or (ii) to secure statutory obligations, surety or appeal bonds, or indemnity, performance or other similar bonds incurred in the ordinary course of its business which (in each case) are not made with any Collateral other than cash proceeds thereof arising in the ordinary course;

                  (h) Zoning and similar restrictions on the use of, and easements, restrictions, covenants, title defects and similar encumbrances on, Real Property that do not impair the use of such Real Property (other than of an inconsequential nature) and that are not violated by existing or proposed structures or land use;

                  (i) If no Lien has been filed in any jurisdiction or agreed to
         (i) claims and Liens for Taxes not yet due and payable, (ii) statutory mechanic's Liens and materialman's Liens for services or materials and similar statutory Liens incident to construction and maintenance of Real Property, in each case for which payment is not yet due and payable, (iii) statutory landlord's Liens for rental not yet due and payable and (iv) statutory Liens of warehousemen and carriers and similar statutory Liens securing obligations that are not yet due and payable; and

                  (j) The following if (i) the validity or amount is being contested in good faith and by appropriate and lawful proceedings diligently conducted, (ii) reserve or other appropriate provision (if any) required by GAAP has been made, (iii) levy and execution has not issued or continues to be stayed, (iv) they do not individually or collectively detract from the value of the property of the Person in question or impair the use of that property in the operation of its business (other than, in each case, of an inconsequential nature) and
         (v) (other than ad valorem Tax Liens given statutory priority) they are subordinate to the Lender Liens to the extent that they cover
         Collateral: (1) Claims and Liens for Taxes; (2) claims and Liens upon, and defects of title to, real or personal property, including any attachment of personal or real property or other legal process before adjudication of a dispute on the merits; (3) claims and Liens of statutory mechanics, materialmen's, warehousemen's, carriers', landlords' or other like Liens; (4) Liens incident to construction and maintenance of Real Property; and (5) adverse judgments, attachments or orders on appeal for the payment of money.

         9.4 Employee Plans. No Company may permit any of the events or circumstances described in SECTION 7.11 to exist or occur except where the failure to perform the foregoing could not reasonably be expected to result in a Material Adverse Event.

         9.5 Transactions with Affiliates. No Company may enter into any transaction with any of its Affiliates except (i) transactions permitted under SECTIONS 9.7(j) and (k) and SECTION 9.9 and (ii) transactions (other than Investments) in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate.

         9.6 Compliance with Governmental Requirements and Documents. No Company shall (i) violate the provisions of any Governmental Requirements (including, without limitation, OSHA and Environmental

Governmental Requirements) applicable to it or of any material agreement to which it is a party or by which any of its property is subject or bound if that violation alone, or when aggregated with all other violations, reasonably could be expected to result in a Material Adverse Event, (ii) violate any provision of its Organizational Documents or (iii) repeal, replace or amend any provision of its Organizational Documents if that action reasonably could be expected to result in a Material Adverse Event.

         9.7 Investments. No Company may make any Investments except the following (the "PERMITTED INVESTMENTS"):

                  (a) (i) Readily marketable, direct, full faith and credit obligations of the United States of America or obligations guaranteed by the full faith and credit of the United States of America and (ii) readily marketable obligations of an agency or instrumentality of, or corporation owned, controlled or sponsored by, the United States of America that are generally considered in the securities industry to be implicit obligations of the United States of America, in each case, due within one year after the acquisition of it (collectively, "GOVERNMENT SECURITIES");

                  (b) Readily marketable direct obligations of any state of the United States of America given on the date of such investment a credit rating of at least Aa by Moody's Investors Service, Inc. or AA by Standard & Poor's Corporation, in each case due within one year from the making of the investment;

                  (c) Certificates of deposit issued by, bank deposits in, eurodollar deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by, (i) any Lender or (ii) any bank incorporated under the Governmental Requirements of the United States of America or any of its states and given on the date of the investment a short-term certificate of deposit credit rating of at least P-2 by Moody's Investors Service, Inc., or A-2 by Standard & Poor's Corporation, in each case due within one year after the date of the making of the investment;

                  (d) Certificates of deposit issued by, bank deposits in, eurodollar deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by, any branch or office located in the United States of America of a bank incorporated under the Governmental Requirements of any jurisdiction outside the United States of America having on the date of the investment a short-term certificate of deposit credit rating of a least P-2 by Moody's Investors Service, Inc., or A-2 by Standard & Poor's Corporation, in each case due within one year after the date of the making of the investment;

                  (e) Extensions of trade credit by any Company made in the ordinary course of its business in a manner consistent with generally accepted industry practices;

                  (f) Up to $18,000,000 (at cost) of Permitted Public Company Holdings, provided that the cost basis of such investment, when added to the cost basis of the Permitted Investments described in CLAUSES (g) and (h) of this SECTION 9.7, may never exceed $18,000,000 in the aggregate;

                  (g) Borrower's investment from time to time in Detection Systems, Inc., provided that the cost basis of such investment, when added to the cost basis of the Permitted Investments described in CLAUSES (f) and (h) of this SECTION 9.7, may never exceed $18,000,000 in the aggregate;

                  (h) Borrower's 10% interest in Securion 24 Co. Ltd., a Japanese company, which interest was acquired by Borrower in August 1997 for approximately $2,200,000 in cash;

                  (i) Customary capital contributions or other similar investments by any Company for the formation of any other Company (provided that the amount so contributed for the formation of any Company shall not exceed $100,000);

                  (j) Loans, advances, or extensions of credit by any Domestic Company to any other Domestic Company;

                  (k) The Permitted Intercompany Advances, so long as such Permitted Intercompany Advances are evidenced by written promissory notes pledged to Administrative Agent for the benefit of Lenders as contemplated by the Credit Documents, including, without limitation,
         SECTION 5.2(c); and

                  (l) Permitted Acquisitions.

         9.8 Distributions; Other Payments. No Company may declare, make or pay any Distribution except (i) Distributions paid in the form of additional equity that is not required to be redeemed or is redeemable at the option of the holder if certain events or conditions occur or exist or otherwise, (ii) Distributions to Borrower from any other Company, (iii) Distributions from a Foreign Subsidiary to Ultrak Holdings, (iv) Distributions from Ultrak Operating to Ultrak GP and Ultrak LP, (v) Distributions of up to $117,210 per year representing preferred stock dividends from Borrower to Mr. George K. Broady made in respect of Borrower's Series A Preferred Stock, (vi) up to $4,000,000 in stock repurchases by Borrower relating to the "put rights" under the Casarotto Agreement (which are exercisable under certain circumstances during the period from April 9, 1999 to April 9, 2000), and (vii) up to $2,000,000 in other stock repurchases by the Companies in the aggregate during the term of this Agreement.

         9.9 Disposition of Assets. No Company may sell, assign, lease, transfer or otherwise dispose of any of its assets (including, without limitation, equity interests in any other Company) other than a Permitted Asset Sale. Notwithstanding the foregoing, Borrower may sell its Permitted Investments described in SECTIONS 9.7(f)-(h) without being required to prepay the Obligation.

         9.10 Mergers, Consolidations, Dispositions and Dissolutions. No Company may merge or consolidate with any other Person, acquire, or in one or a series of related transactions, dispose (by sale, lease, sale-leaseback or otherwise) of all or substantially all of its assets and properties or dissolve except:

                  (a) if no Event of Default, Potential Default or Material Adverse Event exists or will exist as a result of it, any merger or consolidation between Companies (so long as (i) if Borrower is involved, it is the survivor, and (ii) if both Domestic Companies (other than Borrower) and Foreign Subsidiaries are involved, one or more Domestic Companies that have each previously executed a Guaranty and a Security Agreement are the survivors);

                  (b) if no Event of Default, Potential Default or Material Adverse Event exists or will exist as a result of it, any Permitted Acquisition;

                  (c) any disposition (by sale, lease, sale-leaseback or otherwise) of all or substantially all of the assets and properties of, or any dissolution of, any Domestic Company (other than Borrower) if substantially all of its assets and properties have been conveyed to any other Domestic Company that has previously executed and delivered a Guaranty and a Security Agreement;

                  (d) any disposition (by sale, lease, sale-leaseback or otherwise) of all or substantially all of the assets and properties of, or any dissolution of, any Foreign Subsidiary if substantially all of its assets and properties have been conveyed to any other Company; and

                  (e) any Permitted Asset Sale so long as all mandatory prepayments of the Obligation have been made.

         9.11 Assignment. No Company may assign or transfer any of its Rights, duties or obligations under any of the Credit Documents.

         9.12 Fiscal Year and Accounting Methods. No Company may change either its fiscal year for accounting purposes or any material aspect of its method of accounting.

         9.13 New Businesses. No Company may engage in any business except the businesses in which it is presently engaged and any other reasonably related business.

         9.14 Government Regulations. No Company may conduct its business in a way that it becomes regulated under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended.

         9.15 Strict Compliance. No Company may indirectly do anything that it may not directly do under any covenant in any Credit Document.

SECTION 10. FINANCIAL COVENANTS. For so long as any Lender is committed to lend or issue LCs under this agreement, and until the Obligation has been fully paid and performed, Borrower covenants and agrees with Administrative Agent and Lenders as follows:

         10.1 Leverage Ratio. The ratio of the Companies' consolidated Funded Debt as of the last day of each fiscal quarter to the Companies' consolidated EBITDA for the four fiscal quarters then ended shall at no time exceed:


================================================================================
            FOR QUARTER(S) ENDED                           RATIO
--------------------------------------------------------------------------------
12/31/98 through 3/31/99                                4.00 to 1.00
--------------------------------------------------------------------------------
6/30/99                                                 3.75 to 1.00
--------------------------------------------------------------------------------
9/30/99                                                 3.50 to 1.00
--------------------------------------------------------------------------------
12/31/99                                                3.00 to 1.00
--------------------------------------------------------------------------------
3/31/2000 and each fiscal quarter                       2.75 to 1.00
ending thereafter
================================================================================

         10.2 Fixed Charge Coverage Ratio. The ratio of the Companies' consolidated EBITR for the four fiscal quarters ending on the dates set forth below to the Companies' consolidated Debt Service Requirements for the four fiscal quarters then ended shall at all times exceed:

================================================================================
                 FOR QUARTER(S) ENDED                           RATIO
--------------------------------------------------------------------------------
12/31/98                                                     3.00 to 1.00
--------------------------------------------------------------------------------
3/31/99 through 12/31/99                                     2.00 to 1.00
--------------------------------------------------------------------------------
3/31/2000 and each fiscal quarter ending                     2.50 to 1.00
thereafter
================================================================================

         10.3 Minimum Net Worth. The Companies' consolidated stockholders' equity shall not at any time be less than the sum of (a) $135,200,000 plus (b) an amount equal to 75% of the Companies' consolidated Net Income (without deduction for losses) for each fiscal quarter ending after September 30, 1998, and before the date of determination plus (c) 100% of the net (i.e., gross less usual and customary brokerage and after related costs and expenses) proceeds from the issuance and sale of any equity securities by any Company after September 30, 1998, other than the proceeds of any issuance and sale of any capital stock which is required to be redeemed, or is redeemable at the option of the holder, if certain events or conditions occur or exist or otherwise, less
(d) the amount of any stock purchases permitted by SECTION 9.8(vi) or (vii) which occur after September 30, 1998.

         10.4 Capital Expenditures. For any fiscal year of Borrower, capital expenditures for the acquisition, construction, improvement or replacement of land, buildings, equipment or other fixed or capital assets or leaseholds (excluding expenditures properly chargeable to repairs or maintenance) for the Companies shall not exceed (a) $4,500,000 for Borrower's fiscal year ending December 31, 1999, and (b) $4,000,000 for any fiscal year thereafter.

         10.5 Liquidity Ratio. The ratio of the Companies' consolidated Adjusted Current Assets to the Companies' consolidated Adjusted Current Liabilities shall at all times exceed 1.25 to 1.00.

         10.6 Effect of Special Charges. The financial covenants in this SECTION 10 have been negotiated assuming that Borrower will take a $1,000,000 special charge in the fourth quarter of its fiscal year 1998 (relating to discontinued operations) and a $1,500,000 special charge in the first quarter of its fiscal year 1999 (relating to a plant closure and consolidation of its European operations). If for any reason the $1,000,000 special charge described above is not taken in the fourth quarter of fiscal year 1998, Borrower agrees to negotiate in good faith with Administrative Agent and Lenders to amend the financial covenant requirements in this SECTION 10 to reflect ratios and amounts that would otherwise have been agreed upon by Administrative Agent and Lenders on the Closing Date had it not been for consideration of this special charge. If for any reason the $1,500,000 special charge described above is taken in the second quarter of fiscal year 1999 rather than the first quarter, Borrower, Administrative Agent and Lenders hereby agree that the minimum Fixed Charge Coverage Ratio as set forth in SECTION 10.2 shall be deemed to be amended to
2.50 to 1.00 for the quarter ended March 31, 1999, with no further action required by any party. If for any reason the $1,500,000 special charge described above is taken in the third quarter of fiscal year 1999 rather than the first or second quarter, Borrower, Administrative Agent and Lenders hereby agree that the minimum Fixed Charge Coverage Ratio as set forth in SECTION 10.2 shall be deemed to be amended to 2.25 to 1.00 for the quarter ended June 30, 1999, with no further action required by any party. If for any reason the $1,500,000 special charge described above is not taken in either the first, second or third quarters of fiscal 1999, Borrower agrees to negotiate in good faith with Administrative Agent and Lenders to amend the financial covenant requirements in this SECTION 10 to reflect ratios and amounts that would otherwise have been agreed upon by Administrative Agent and Lenders on the Closing Date had it not been for consideration of this special charge.

SECTION 11. EVENT OF DEFAULT. The term "EVENT OF DEFAULT" means the occurrence of any one or more of the following:

         11.1 Payment of Obligation. Borrower's failure or refusal to pay (i) principal of any Note, or any part thereof, on or before the date when due (including any required mandatory prepayment when due), or (ii) any other part of the Obligation on or before five Business Days after the date due.

         11.2 Covenants. Any Company's failure or refusal to punctually and properly perform, observe and comply with any of the covenants in SECTIONS 9 and
10. It shall also constitute an Event of Default if any Company fails or refuses to punctually and properly perform, observe and comply with any covenant or agreement in any Credit Document (other than covenants to pay the Obligation and covenants set forth in SECTIONS 9 and 10) applicable to it, and that failure or refusal continues for 10 Business Days after that Company has, or with the exercise at reasonable diligence should have had, notice of that failure or refusal.

         11.3 Debtor Relief. Any Company (i) is not Solvent, (ii) fails to pay its debts generally as they become due, (iii) voluntarily seeks, consents to or acquiesces in the benefit of any Debtor Relief Law or (iv) becomes a party to or is made the subject of any proceeding provided for by any Debtor Relief Law (except as a creditor or claimant) that could suspend or otherwise adversely affect the Rights of Administrative Agent or any Lender under the Credit Documents (unless, if the proceeding is instituted by a Person other than a Company, the applicable petition is dismissed within 60 days after its filing).

         11.4 Judgments and Attachments. Where the amount in controversy or of any judgment, as the case may be, against any Company exceeds, individually with respect to such Company or in the aggregate with respect to all Companies, $500,000, the Companies (or any of them) fail (i) to have discharged any attachment, sequestration or similar proceeding against any properties of any Company prior to the realization on any property of any Company, and in any event, within 30 days following the commencement of any such proceedings, (ii) to pay any money judgment against any Company within 30 days before the date on which any Company's assets may be lawfully sold to satisfy that judgment or
(iii) to pay a judgment in excess of $500,000 and such judgment remains unpaid and unstayed for more than 30 days.

         11.5 Government Action. Unless otherwise covered by any event described in SECTION 11.4, (i) the entry or issuance of an order by any Governmental Authority (including the United States Justice Department) seeking to cause any Company to divest a significant portion of its assets under any antitrust, restraint of trade, unfair competition, industry regulation or similar Governmental Requirements, or (ii) the commencement of any action or proceeding by any Governmental Authority (a) for the purpose of condemning, seizing or otherwise appropriating, or taking custody or control of all or any substantial portion of, any Company's assets or (b) which assert any material violation by, or material liability against, any Company based on any Environmental Governmental Requirement.

         11.6 Misrepresentation. Any representation or warranty made by any Company in any Credit Document at any time proves to have been false or incorrect in any material respect when made.

         11.7 Ownership of Other Companies. Except as a result of transactions permitted by this agreement, any Company (other than Borrower) fails to constitute the direct or indirect wholly owned Subsidiary of Borrower.

         11.8 Change of Control of Borrower. Upon the occurrence of any of the following (each a "CHANGE OF CONTROL"): (i) the individuals who, as of the date of this agreement, constitute the members of Borrower's board of directors (for purposes of this SECTION 11.8(i), the "INCUMBENT BOARD") do not constitute or cease for any reason to constitute at least 75% of Borrower's board of directors; (ii) any "person" (other than Mr. George K. Broady) or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934, as amended (the "EXCHANGE ACT")) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the contractual right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 25% of the total voting power of the outstanding capital stock (having full voting power) of Borrower (for the purpose of this CLAUSE (ii), such person shall be deemed to beneficially own any such capital stock (having full voting power) of a specified corporation held by a parent corporation, if such person is the beneficial owner (as defined in this CLAUSE (ii)), directly or indirectly, of more than 25% of the total voting power of the capital stock (having full voting power) of such parent corporation); (iii) the sale, transfer, sale-leaseback or other disposition, in one or a series of related transactions, of all or substantially all of the property of Borrower, or of Borrower and its Subsidiaries taken, as a whole, to any Person other than a Company; (iv) the merger or consolidation of Borrower into another Person, where the other Person is the surviving and continuing entity; or (v) the adoption of a plan relating to the liquidation or dissolution of Borrower or of Borrower and its Subsidiaries taken as a whole. For purposes of CLAUSE (i) of this SECTION 11.8, any individual who becomes a member of the board of directors or who obtains a voting interest after the date of this agreement and whose election, or nomination for election, was approved by a vote of the individuals comprising at least 75% of the incumbent board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest, as those terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be deemed to be a member of the incumbent board.

         11.9 Change in Management. Any material change in the management of Borrower or the Companies as a whole, including, without limitation, Mr. George
K. Broady no longer serving as the chairman of the board or chief executive officer of Borrower.

         11.10 Other Funded Debt. In respect of any Funded Debt of any Company (other than the Obligation) individually or collectively of at least $500,000
(i) any Company fails to make any payment when due, (ii) any default or other event or condition occurs or exists beyond the applicable grace or cure period, the effect of which is to permit any holder of that Funded Debt to cause (whether or not it elects to cause) any of such Funded Debt to become due before its stated maturity or regularly scheduled payment dates, or (iii) any of that Funded Debt is declared to be due and payable or required to be prepaid by any Company before its stated maturity.

         11.11 Hedging Agreements. Any default or event of default occurs in respect of any Hedging Agreement entered into by any Company.

         11.12 Validity and Enforceability. This agreement, any Note, Guaranty or any other Credit Document ceases to be in full force and effect or is declared to be null and void, or the validity or enforceability of any Credit Document or Lender Lien is contested by any Company or any other Person, or any Company or any other Person asserts the absence of, or denies that it has, any liability or obligations under any Credit Document to which it is a party except in accordance with that document's express provisions, or any Lender Lien shall fail to constitute a valid, perfected-first priority lien in favor of Administrative Agent for Lenders, except in accordance with the express provisions of any applicable Credit Document.

         11.13 Material Agreement Default or Cancellation. The default under, or breach or cancellation of, any agreement or other contractual arrangement to which any Company is a party or beneficiary or by which any of its property is bound or subject, which reasonably could be expected to result in any (i) significant impairment of (a) the ability of Borrower or any other Company to perform any of its payment or other material obligations under any Credit Document or (b) the ability of Administrative Agent or Lenders to enforce any of those obligations or any of their respective Rights under the Credit Documents,
(ii) significant and adverse effect on the business, management or financial condition of the Borrower or of the Companies as a whole, as represented to Lenders in the Financials then most recently received by them or (iii) event or circumstance that could result in an Event of Default or Potential Default pursuant to SECTIONS 11.1 through 11.13 (inclusive) or SECTION 11.14.

         11.14 LCs. Administrative Agent is served with, or becomes subject to, a court order, injunction, or other process or decree restraining or seeking to restrain it from paying any amount under any LC and either (a) a drawing has occurred under the LC, and Borrower has refused to reimburse Administrative Agent for payment, or (b) the expiration date of the LC has occurred, but the Right of the beneficiary to draw under the LC has been extended past the expiration date in connection with the pendency of the related court action or proceeding, and Borrower has failed to deposit with Administrative Agent cash collateral in an amount equal to Administrative Agent's maximum exposure under the LC.

SECTION 12. RIGHTS AND REMEDIES.

         12.1 Remedies Upon Event of Default.

                  (a) Debtor Relief. If an Event of Default exists under SECTION 11.3, the commitment to extend credit under this agreement automatically terminates and the entire unpaid principal balance of the Obligation, together with all interest accrued thereon, and all other amounts then accrued and unpaid, automatically become and shall be due and payable without any action of any kind whatsoever.

                  (b) Other Events of Default. If any Event of Default exists, Administrative Agent may (with the consent of, and must, upon the request of Required Lenders), do any one or more of the following: (i) If the maturity of the Obligation has not already been accelerated under SECTION 12.1(a), declare the entire unpaid principal balance of all or any part of the Obligation, together with all interest accrued thereon, and all other amounts then accrued and unpaid, immediately due and payable, whereupon it is due and payable; (ii) terminate the commitments of Lenders to extend credit under this agreement; (iii) reduce any claim to judgment; (iv) demand payment of an amount equal to the LC Exposure then existing and retain as collateral for the LC Exposure any amounts received from any Company, from any property of any Company, through offset or otherwise; and (v) exercise any and all other legal or equitable Rights afforded by the Credit Documents, by applicable Governmental Requirements or otherwise at law or in equity.

                  (c) Offset. If an Event of Default exists, to the extent not prohibited by applicable Governmental Requirements, each Lender may exercise the Rights of offset and banker's lien against each and every account and other property, or any interest therein, which any Company may now or hereafter have with, or which is now or hereafter in the possession of, that Lender to the extent of the full amount of the Obligation owed to that Lender.

         12.2 Company Waivers. To the extent not prohibited by applicable Governmental Requirements, Borrower and (pursuant to its Guaranty or its execution and delivery of, or consent to, any other Credit Document) each other Company waives, in respect to any action taken by Administrative Agent or Lenders at any time and from time to time pursuant to SECTION 12.1, presentment, demand for payment, protest, acceleration, notice of protest and nonpayment, NOTICE OF INTENTION TO ACCELERATE, NOTICE OF ACCELERATION, and all other notices and acts, and agrees that its liability with respect to all or any part of the Obligation is not affected by any renewal or extension in the time of payment of all or any part of the Obligation, by any indulgence, increase or other modification to, or by any release or change in any security for the payment of, all or any part of the Obligation.

         12.3 Performance by Administrative Agent. If any Company's covenant, duty or agreement is not performed in accordance with the terms of the Credit Documents, Administrative Agent may at its option (but subject to the approval of Required Lenders), perform or attempt to perform that covenant, duty or agreement on behalf of that Company, and any amount expended by or on behalf of Administrative Agent in its performance or attempted performance is payable by the Companies, jointly and severally, to Administrative Agent on demand, becomes part of the Obligation, and bears interest on the portion thereof from time to time unpaid at the Default Rate from the date of Administrative Agent's expenditure until paid. However,

Administrative Agent does not assume and shall never have, except by its express written consent, any liability or responsibility for the performance of any Company's covenants, duties or agreements.

         12.4 Not in Control. Nothing in any Credit Document gives or may be deemed to give to Administrative Agent or any Lender the Right to exercise control over any Company's Real Property, other assets, affairs or management or to preclude or interfere with any Company's compliance with any Governmental Requirement or require any act or omission by any Company that may be harmful to Persons or property. Any "Material Adverse Event" or other materiality or substantiality qualifier of any representation, warranty, covenant, agreement or other provision of any Credit Document is included for credit documentation purposes only and does not imply and should not be deemed to mean that Administrative Agent or any Lender acquiesces in any non-compliance by any Company with any applicable Governmental Requirement, document, or otherwise or does not expect the Companies to promptly, diligently and continuously carry out all appropriate removal, remediation, compliance, closure or other activities required or appropriate in accordance with all Environmental Governmental Requirements. Administrative Agent's and Lenders' power is limited to the Rights provided in, or referred to by, the Credit Documents. All of those Rights exist solely to preserve and protect the Collateral and to assure payment and performance of the Obligation in accordance with the terms of the Credit Documents, and may be exercised in a manner determined to be appropriate by Administrative Agent or Lenders in their sole respective good faith business judgment.

         12.5 Course of Dealing. The acceptance by Administrative Agent or Lenders of any partial payment on the Obligation is not a waiver of any Event of Default then existing. No waiver by Administrative Agent, Required Lenders or Lenders of any Event of Default is a waiver of any other then-existing or subsequent Event of Default. No delay or omission by Administrative Agent, Required Lenders or Lenders in exercising any Right under the Credit Documents impairs that Right or is a waiver thereof or any acquiescence therein, nor will any single or partial exercise of any Right preclude other or further exercise thereof or the exercise of any other Right under the Credit Documents or otherwise.

         12.6 Cumulative Rights. All Rights available to Administrative Agent, Required Lenders and Lenders under the Credit Documents are cumulative of and in addition to all other Rights granted to Administrative Agent, Required Lenders and Lenders at law or in equity, whether or not the Obligation is due and payable and whether or not Administrative Agent, Required Lenders or Lenders have instituted any suit for collection, foreclosure, or other action in connection with the Credit Documents.

         12.7 Application of Proceeds. Any and all proceeds ever received by Administrative Agent or Lenders from the exercise of any Rights pertaining to the Obligation shall be applied to the Obligation according to SECTION 3.

         12.8 Certain Proceedings. Borrower shall promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers Administrative Agent or Required Lenders reasonably request in connection with the obtaining of any consent, approval, registration (other than securities law registrations), qualification, permit, license or authorization of any Governmental Authority or other Person necessary or appropriate for the effective exercise of any Rights under the Credit Documents. Because Borrower agrees that Administrative Agent's and Required Lenders' remedies under applicable Governmental Requirements for failure of Borrower to comply with the provisions of this section would be inadequate and that failure would not be adequately compensable in damages, Borrower agrees that the covenants of this section may be specifically enforced.

         12.9 Expenditures by Administrative Agent or Lenders. Any sums spent by Administrative Agent or any Lender in the exercise of any Right under any Credit Document is payable by the Companies to Administrative Agent within 15 Business Days of written demand, becomes part of the Obligation, and bears interest on the portion thereof from time to time unpaid at the Default Rate from the date spent until the date repaid.

         12.10 Diminution in Value of Collateral. Neither Administrative Agent nor any Lender has any liability or responsibility whatsoever for any diminution in or loss of value of any collateral now or in the future securing payment or performance of any of the Obligation (other than diminution in or loss of value caused by its own gross negligence or willful misconduct).

SECTION 13. ADMINISTRATIVE AGENT AND LENDERS.

         13.1 Administrative Agent.

                  (a) Appointment. Each Lender appoints Administrative Agent (including, without limitation, each successor Administrative Agent in accordance with this SECTION 13) as its nominee and agent to act in its name and on its behalf (and Administrative Agent and each such successor accepts that appointment): (i) To act as its nominee and on its behalf in and under all Credit Documents; (ii) to arrange the means whereby its funds are to be made available to Borrower under the Credit Documents; (iii) to take any action that it properly requests under the Credit Documents (subject to the concurrence of other Lenders as may be required under the Credit Documents); (iv) to receive all documents and items to be furnished to it under the Credit Documents; (v) to be the secured party, mortgagee, beneficiary, recipient and similar party in respect of any collateral for the benefit of Lenders; (vi) to promptly distribute to it all material information, requests, documents, and items received from Borrower under the Credit Documents; (vii) to promptly distribute to it its ratable part of each payment or prepayment (whether voluntary, as proceeds of collateral upon or after foreclosure, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Credit Documents; and (viii) to deliver to the appropriate Persons requests, demands, approvals, and consents received from it. However, Administrative Agent may not be required to take any action that exposes it to personal liability or that is contrary to any Credit Document or applicable Governmental Requirements.

                  (b) Successor. Administrative Agent may assign all of its Rights and obligations as Administrative Agent under the Credit Documents to any of its Affiliates, which Affiliate shall then be the successor Administrative Agent under the Credit Documents. Administrative Agent may also voluntarily resign and shall resign upon the request of Required Lenders for cause (i.e., Administrative Agent is continuing to fail to perform its responsibilities as Administrative Agent under the Credit Documents). If the initial or any successor Administrative Agent ever ceases to be a party to this agreement or if the initial or any successor Administrative Agent ever resigns (whether voluntarily or at the request of Required Lenders), then Required Lenders shall (which, if no Event of Default or Potential Default exists, is subject to Borrower's approval that may not be unreasonably withheld) appoint the successor Administrative Agent from among Lenders (other than the resigning Administrative Agent). If Required Lenders fail to appoint a successor Administrative Agent within 30 days after the resigning Administrative Agent has given notice of resignation or Required Lenders have removed the resigning Administrative Agent, then the resigning Administrative Agent may, on behalf of Lenders, appoint a successor Administrative Agent, which must be a commercial bank having a combined capital and surplus of at least $1,000,000,000 (as shown on its most recently published statement of condition). Upon its acceptance of appointment as successor Administrative Agent, the successor Administrative Agent succeeds to and becomes vested with all of the Rights of the prior Administrative Agent, and the prior Administrative Agent is discharged from its duties and obligations of Administrative Agent under the Credit Documents (but, when used in connection with LCs issued and outstanding before the appointment of the successor Administrative Agent, "Administrative Agent" shall continue to refer solely to the prior Administrative Agent, but any LCs issued or renewed after the appointment of any successor Administrative Agent shall be issued or renewed by the successor Administrative Agent), and each Lender shall execute the documents that any Lender, the resigning or removed Administrative Agent, or the successor Administrative Agent reasonably request to reflect the change. After any Administrative Agent's resignation or removal as Administrative Agent under



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


         the Credit Documents, the provisions of this section inure to its benefit as to any actions taken or not taken by it while it was Administrative Agent under the Credit Documents.

                  (c) Rights as Lender. Administrative Agent, in its capacity as a Lender, has the same Rights under the Credit Documents as any other Lender and may exercise those Rights as if it were not acting as Administrative Agent. The term "Lender", unless the context otherwise indicates, includes Administrative Agent. Administrative Agent's resignation or removal does not impair or otherwise affect any Rights that it has or may have in its capacity as an individual Lender. Each Lender and Borrower agree that Administrative Agent is not a fiduciary for Lenders or for Borrower but is simply acting in the capacity described in this agreement to alleviate administrative burdens for Borrower and Lenders, that Administrative Agent has no duties or responsibilities to Lenders or Borrower except those expressly set forth in the Credit Documents, and that Administrative Agent in its capacity as a Lender has the same Rights as any other Lender.

                  (d) Other Activities. Administrative Agent or any Lender may now or in the future be engaged in one or more loan, letter of credit, leasing, hedging agreement, or other financing transactions with Borrower, act as trustee or depositary for Borrower, or otherwise be engaged in other transactions with Borrower (collectively, the "OTHER ACTIVITIES") not the subject of the Credit Documents. Without limiting the Rights of Lenders specifically set forth in the Credit Documents, neither Administrative Agent nor any Lender is responsible to account to the other Lenders for those other activities, and no Lender shall have any interest in any other Lender's activities, any present or future guaranties by or for the account of Borrower that are not contemplated by or included in the Credit Documents, any present or future offset exercised by Administrative Agent or any Lender in respect of those other activities, any present or future property taken as security for any of those other activities, or any property now or hereafter in Administrative Agent's or any other Lender's possession or control that may be or become security for the obligations of Borrower arising under the Credit Documents by reason of the general description of indebtedness secured or of property contained in any other agreements, documents, or instruments related to any of those other activities (but, if any payments in respect of those guaranties or that property or the proceeds thereof is applied by Administrative Agent or any Lender to reduce the Obligation, then each Lender is entitled to share ratably in the application as provided in the Credit Documents).

         13.2 Expenses. Each Lender shall pay its Pro Rata Part of any reasonable expenses (including, without limitation, court costs, reasonable attorneys' fees and other costs of collection) incurred by Administrative Agent (while acting in such capacity) in connection with any of the Credit Documents if Administrative Agent is not reimbursed from other sources within 30 days after incurrence. Each Lender is entitled to receive its Pro Rata Part of any reimbursement that it makes to Administrative Agent if Administrative Agent is subsequently reimbursed from other sources.

         13.3 Proportionate Absorption of Losses. Except as otherwise provided in the Credit Documents, nothing in the Credit Documents gives any Lender any advantage over any other Lender insofar as the Obligation is concerned or relieves any Lender from ratably absorbing any losses sustained with respect to the Obligation (except to the extent unilateral actions or inactions by any Lender result in Borrower or any other obliger on the Obligation having any credit, allowance, setoff, defense, or counterclaim solely with respect to all or any part of that Lender's Pro Rata Part of the Obligation).

         13.4 Delegation of Duties; Reliance. Lenders may perform any of their duties or exercise any of their Rights under the Credit Documents by or through Administrative Agent, and Lenders and Administrative Agent may perform any of their duties or exercise any of their Rights under the Credit Documents by or through their respective Representatives. Administrative Agent, Lenders, and their respective Representatives (a) are entitled to rely upon (and shall be protected in relying upon) any written or oral statement believed by it or them to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal



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


matters, upon opinion of counsel selected by Administrative Agent or that Lender (but nothing in this CLAUSE (a) permits Administrative Agent to rely on (i) oral statements if a writing is required by this agreement or (ii) any other writing if a specific writing is required by this agreement), (b) are entitled to deem and treat each Lender as the owner and holder of its portion of the Obligation for all purposes until, written notice of the assignment or transfer is given to and received by Administrative Agent (and any request, authorization, consent, or approval of any Lender is conclusive and binding on each subsequent holder, assignee, or transferee of or Participant in that Lender's portion of the Obligation until that notice is given and received), (c) are not deemed to have notice of the occurrence of an Event of Default unless a responsible officer of Administrative Agent, who handles matters associated with the Credit Documents and transactions thereunder, has actual knowledge or Administrative Agent has been notified by a Lender or Borrower, and (d) are entitled to consult with legal counsel (including counsel for Borrower), independent accountants, and other experts selected by Administrative Agent and are not liable for any action taken or not taken in good faith by it in accordance with the advice of counsel, accountants, or experts.

         13.5 Limitation of Administrative Agent's Liability.

                  (a) Exculpation. Neither Administrative Agent nor any of its Affiliates or Representatives will be liable for any action taken or omitted to be taken by it or them under the Credit Documents in good faith and believed by it or them to be within the discretion or power conferred upon it or them by the Credit Documents or be responsible for the consequences of any error of judgment (except for fraud, gross negligence, or willful misconduct), and neither Administrative Agent nor any of its Affiliates or Representatives has a fiduciary relationship with any Lender by virtue of the Credit Documents (but nothing in this agreement negates the obligation of Administrative Agent to account for funds received by it for the account of any Lender).

                  (b) Indemnity. Unless indemnified to its satisfaction against loss, cost, liability, and expense, Administrative Agent may not be compelled to do any act under the Credit Documents or to take any action toward the execution or enforcement of the powers thereby created or to prosecute or defend any suit in respect of the Credit Documents. If Administrative Agent requests instructions from Lenders, or Required Lenders, as the case may be, with respect to any act or action in connection with any Credit Document, Administrative Agent is entitled to refrain (without incurring any liability to any Person by so refraining) from that act or action unless and until it has received instructions. In no event, however, may Administrative Agent or any of its Representatives be required to take any action that it or they determine could incur for it or them criminal or onerous civil liability. Without limiting the generality of the foregoing, no Lender has any right of action against Administrative Agent as a result of Administrative Agent's acting or refraining from acting under this agreement in accordance with instructions of Required Lenders.

                  (c) Reliance. Administrative Agent is not responsible to any Lender or any Participant for, and each Lender represents and warrants that it has not relied upon Administrative Agent in respect of, (i) the creditworthiness of any Company and the risks involved to that Lender,
         (ii) the effectiveness, enforceability, genuineness, validity, or the due execution of any Credit Document (except by Administrative Agent),
         (iii) any representation, warranty, document, certificate, report, or statement made therein (except by Administrative Agent) or furnished thereunder or in connection therewith, (iv) the adequacy of any collateral now or hereafter securing the Obligation or the existence, priority, or perfection of any Lien now or hereafter granted or purported to be granted on the collateral under any Credit Document, or
         (v) observation of or compliance with any of the terms, covenants, or conditions of any Credit Document on the part of any Company. EACH LENDER AGREES TO INDEMNIFY ADMINISTRATIVE AGENT AND ITS REPRESENTATIVES AND HOLD THEM HARMLESS FROM AND AGAINST (BUT LIMITED TO SUCH LENDER'S COMMITMENT PERCENTAGE OF) ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, REASONABLE EXPENSES, AND REASONABLE DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER



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


         THAT MAY BE IMPOSED ON, ASSERTED AGAINST, OR INCURRED BY THEM IN ANY WAY RELATING TO OR ARISING OUT OF THE CREDIT DOCUMENTS OR ANY ACTION TAKEN OR OMITTED BY THEM UNDER THE CREDIT DOCUMENTS IF ADMINISTRATIVE AGENT AND ITS REPRESENTATIVES ARE NOT REIMBURSED FOR SUCH AMOUNTS BY ANY COMPANY. ALTHOUGH ADMINISTRATIVE AGENT AND ITS REPRESENTATIVES HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN ORDINARY NEGLIGENCE, ADMINISTRATIVE AGENT AND ITS REPRESENTATIVES DO NOT HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN FRAUD, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT.

         13.6 Event of Default. While an Event of Default exists, Lenders agree to promptly confer in order that Required Lenders or Lenders, as the case may be, may agree upon a course of action for the enforcement of the Rights of Lenders. Administrative Agent is entitled to act or refrain from taking any action (without incurring any liability to any Person for so acting or refraining) unless and until it has received instructions from Required Lenders. In actions with respect to any Company's property, Administrative Agent is acting for the ratable benefit of each Lender.

         13.7 Collateral Matters.

                  (a) General Authorization. Each Lender authorizes and directs Administrative Agent to enter into the Credit Documents for the Lender Liens and agrees that any action taken by Administrative Agent concerning any Collateral (with the consent or at the request of Required Lenders) in accordance with any Credit Document, that Administrative Agent's exercise (with the consent or at the request of Required Lenders) of powers concerning the Collateral in any Credit Document and that all other reasonably incidental powers are authorized and binding upon all Lenders.

                  (b) Maintaining Lender Liens. Administrative Agent is authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, from time to time before an Event of Default or Potential Default, to take any action with respect to any Collateral or Credit Documents related to Collateral that may be necessary to perfect and maintain perfected the Lender Liens upon the Collateral.

                  (c) Limitation of Obligations. Except to use the same standard of care that it ordinarily uses for collateral for its sole benefit, Administrative Agent has no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by any Company or is cared for, protected, or insured or has been encumbered or that the Lender Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority.

                  (d) Standard of Care. Administrative Agent shall exercise the same care and prudent judgment with respect to the Collateral and the Credit Documents as it normally and customarily exercises in respect of similar collateral and security documents.

                  (e) Release of Collateral. Lenders irrevocably authorize Administrative Agent, at its option and in its discretion, to release any Lender Lien upon any Collateral (i) upon full payment of the Obligation, (ii) constituting property being disposed of as permitted under any Credit Document, (iii) constituting property in which no Company owned any interest at the time the Lender Lien was granted or at any time after that, (iv) constituting property leased to any Company under a lease that has expired or been terminated in a transaction permitted under the Credit Documents or is about to expire and that has not been, and is not intended by that Company to be, renewed, (v) consisting of an instrument evidencing Debt pledged to Administrative Agent (for the benefit of Lenders), if the underlying Debt has been paid in full, or (vi) if approved, authorized, or ratified in writing by Lenders. Upon request by Administrative Agent at any time, Lenders shall confirm in writing Administrative Agent's authority to release particular types or items of Collateral under this CLAUSE (e).

         13.8 Limitation of Liability. No Lender or any Participant will incur any liability to any other Lender or Participant except for acts or omissions in bad faith, and neither Administrative Agent nor any Lender or Participant will incur any liability to any other Person for any act or omission of any other Lender or any Participant.

         13.9 Relationship of Lenders. The Credit Documents do not create a partnership or joint venture among Administrative Agent and Lenders or among Lenders.

         13.10 Benefits of Agreement. None of the provisions of this section inure to the benefit of any Company or any other Person except Administrative Agent and Lenders. Therefore, no Company or any other Person is entitled to rely upon, or entitled to raise as a defense, in any manner whatsoever, the failure of Administrative Agent or any Lender to comply with these provisions.

SECTION 14. MISCELLANEOUS.

         14.1 Nonbusiness Days. Any payment or action that is due under any Credit Document on a non-Business Day may be delayed until the next-succeeding Business Day (but interest shall continue to accrue on any applicable payment until payment is in fact made) unless the payment concerns a LIBOR Rate Borrowing, in which case if the next-succeeding Business Day is in the next calendar month, then such payment shall be made on the next-preceding Business Day.

         14.2 Communications. Unless otherwise specifically provided, whenever any Credit Document requires or permits any consent, approval, notice, request or demand from one party to another, communication must be in writing (which may be by telex or fax) to be effective and shall be deemed to have been given (i) if by telex, when transmitted to the appropriate telex number and the appropriate answer back is received, (ii) if by fax, when transmitted to the appropriate fax number (and all communications sent by fax must be confirmed promptly thereafter by telephone; but any requirement in this parenthetical shall not affect the date when the fax shall be deemed to have been delivered),
(iii) if by mail, on the third Business Day after it is enclosed in an envelope and properly addressed, stamped, sealed and deposited in the appropriate official postal service, or (iv) if by any other means, when actually delivered. Until changed by notice pursuant to this agreement, the address (and fax number) for Administrative Agent, each initial Lender and Borrower is stated beside their respective signatures to this agreement. The address (and fax number) for each Lender who becomes party to this agreement after the Closing Date shall be stated beside its name on the then most recently amended SCHEDULE 2.

         14.3 Form and Number of Documents. The form, substance and number of counterparts of each writing to be furnished under this agreement must be reasonably satisfactory to Administrative Agent and its counsel.

         14.4 Exceptions to Covenants. No Company may take or fail to take any action that is permitted as an exception to any of the covenants contained in any Credit Document if that action or omission would result in the breach of any other covenant contained in any Credit Document.

        14.5 Survival. All covenants, agreements, undertakings, representations, and warranties made in any of the Credit Documents survive all closings under the Credit Documents and, except as otherwise indicated, are not affected by any investigation made by any party.

         14.6 Governing Governmental Requirements. Unless otherwise stated in any Credit Document, the Governmental Requirements of the State of Texas and of the United States of America govern the Rights and duties of the parties to the Credit Documents and the validity, construction, enforcement, and interpretation of the Credit Documents.

         14.7 Invalid Provisions. Any provision in any Credit Document held to be illegal, invalid or unenforceable is fully severable; the appropriate Credit Document shall be construed and enforced as if that provision had never been included; and the remaining provisions shall remain in full force and effect and shall not be affected by the severed provision. Administrative Agent, Lenders and each Company party to the affected Credit Document agree to negotiate, in good faith, the terms of a replacement provision as similar to the severed provision as may be possible and be legal, valid and enforceable.

         14.8 Conflicts Between Credit Documents. The provisions of this agreement control if in conflict (i.e., the provisions contradict each other as opposed to a Credit Document containing additional provisions not in conflict) with the provisions of any other Credit Document.

         14.9 Discharge and Certain Reinstatement. Borrower's obligations under the Credit Documents remain in full force and effect until Lenders have no commitment to extend credit under the Credit Documents and the Obligation is fully paid (except for provisions under the Credit Documents which by their terms expressly survive payment of the Obligation and termination of the Credit Documents). If any payment under any Credit Document is ever rescinded or must be restored or returned for any reason, then all Rights and obligations under the Credit Documents in respect of that payment are automatically reinstated as though the payment had not been made when due.

         14.10 Amendments, Consents, Conflicts, and Waivers.

                  (a) Required Lenders. Unless otherwise specifically provided
         (i) the provisions of this agreement may be amended, modified, or waived, only by an instrument in writing executed by Borrower, Administrative Agent, and Required Lenders and supplemented only by documents delivered or to be delivered in accordance with the express terms of this agreement, and (ii) the other Credit Documents may only be the subject of an amendment, modification, or waiver that has been approved by Required Lenders and Borrower.

                  (b) All Lenders. Any amendment to or consent or waiver under this agreement or any Credit Document that purports to accomplish any of the following must be by an instrument in writing executed by Borrower and Administrative Agent and executed (or approved, as the case may be) by each Lender: (i) Extends the due date or decreases the amount of any scheduled payment or amortization of the Obligation beyond the date specified in the Credit Documents; (ii) decreases any rate or amount of interest, fees, or other sums payable to Administrative Agent or Lenders under this agreement (except such reductions as are contemplated by this agreement); (iii) changes the definition of "COMMITMENT," "COMMITMENT PERCENTAGE," "REQUIRED LENDERS," or "PRO RATA PART;" (iv) increases any one or more Lenders' Commitment; (v) waives compliance with, amends, or fully or partially releases -- except as expressly provided in the Credit Documents or for when a Company merges into another Person or dissolves when specifically permitted in the Credit Documents -- any Guaranty or Collateral; or (vi) changes this CLAUSE (b) or any other matter specifically requiring the consent of all Lenders under this agreement.

                  (c) Conflicts. Any conflict or ambiguity between the terms and provisions of this agreement and terms and provisions in any other Credit Document is controlled by the terms and provisions of this agreement.

                  (d) Waivers. No course of dealing or any failure or delay by Administrative Agent, any Lender, or any of their respective Representatives with respect to exercising any Right of Administrative Agent or any Lender under this agreement operates as a waiver thereof. A waiver must be in writing and signed by Administrative Agent and Lenders (or Required Lenders, if permitted under this agreement) to be effective, and a waiver will be effective only in the specific instance and for the specific purpose for which it is given.

         14.11 Multiple Counterparts. Any Credit Document may be executed in a number of identical counterparts, and by each party thereto on separate counterparts (including, at Administrative Agent's discretion, counterparts or signature pages executed and transmitted by fax) with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument.

         14.12 Parties.

                  (a) Parties Bound. Each Credit Document binds and inures to the parties to it, any intended beneficiary of it, and each of their respective successors and permitted assigns. No Company may assign or transfer any Rights or obligations under any Credit Document without first obtaining all Lenders' consent, and any purported assignment or transfer without such consent is void. No Lender may transfer, pledge, assign, sell any participation in, or otherwise encumber its portion of the Obligation except as permitted by CLAUSES (b) or (c) below.

                  (b) Participations. Any Lender may (subject to the provisions of this section, in accordance with applicable Governmental Requirements, in the ordinary course of its business, and at any time) sell to one or more Persons (each a "PARTICIPANT") participating interests in its portion of the Obligation. The selling Lender remains a "Lender" under the Credit Documents, the Participant does not become a "Lender" under the Credit Documents, and the selling Lender's obligations under the Credit Documents remain unchanged. The selling Lender remains solely responsible for the performance of its obligations and remains the holder of its share of the Principal Debt for all purposes under the Credit Documents. Borrower and Administrative Agent shall continue to deal solely and directly with the selling Lender in connection with that Lender's Rights and obligations under the Credit Documents, and each Lender must retain the sole right and responsibility to enforce due obligations of the Companies. Participants have no Rights under the Credit Documents except certain voting rights as provided below. Subject to the following, each Lender may obtain (on behalf of its Participants) the benefits of SECTION 3 with respect to all participations in its part of the Obligation outstanding from time to time so long as Borrower is not obligated to pay any amount in excess of the amount that would be due to that Lender under SECTION 3 calculated as though no participations have been made. No Lender may sell any participating interest under which the Participant has any Rights to approve any amendment, modification, or waiver of any Credit Document except as to matters in
         SECTION 14.10(b)(i) and (ii).

                  (c) Assignments. Each Lender may make assignments to the Federal Reserve Bank. Each Lender may also assign to one or more assignees (each an "ASSIGNEE") all or any part of its Rights and obligations under the Credit Documents so long as (i) the assignor Lender and Assignee execute and deliver to Administrative Agent and Borrower for their consent and acceptance (that may not be unreasonably withheld in any instance and is not required if the Assignee is an Affiliate of the assigning Lender) an assignment and assumption agreement in substantially the form of EXHIBIT K (an "ASSIGNMENT") and pay to Administrative Agent a processing fee of $2,500, (ii) the assignment is for an identical percentage of the assignor Lender's Rights and obligations under the Term Loan and the Revolving Facility,
         (iii) the assignment must be for a minimum total Commitment of $5,000,000 and, if the assigning Lender retains any Commitment, it must be a minimum total Commitment of $5,000,000, and (iv) the conditions for that assignment set forth in the applicable Assignment are satisfied. The "Effective Date" in each Assignment must (unless a shorter period is agreeable to Borrower and Administrative Agent) be at least five Business Days after it is executed and delivered by the assignor Lender and the Assignee to Administrative Agent and Borrower for acceptance. Once that Assignment is accepted by Administrative Agent and Borrower, and subject to all of the following occurring, then, on and after the "Effective Date" stated in it (i) the Assignee automatically becomes a party to this agreement and, to the extent provided in that Assignment, has the Rights and obligations of a Lender under the Credit Documents,
         (ii) the assignor Lender, to the extent provided in that Assignment, is released from its obligations to fund Borrowings under this agreement and its reimbursement obligations under this agreement and, in the case of an Assignment covering all of the remaining portion of the assignor Lender's Rights and obligations under the Credit Documents, that Lender ceases to be a party to the Credit Documents, (iii) Borrower shall execute and deliver to the assignor Lender and the Assignee the appropriate Notes in accordance with this agreement following the transfer, (iv) upon delivery of the Notes under CLAUSE (iii) preceding, the assignor Lender shall return to Borrower all Notes previously delivered to that Lender under this agreement, and (v) SCHEDULE 2 is automatically deemed to be amended to reflect the name, address, telecopy number, and Commitment of the Assignee and the remaining Commitment (if any) of the assignor Lender, and Administrative Agent shall prepare and circulate to Borrower and Lenders an amended SCHEDULE 2 reflecting those changes.

         14.13 Venue, Service of Process, and Jury Trial. BORROWER AND (PURSUANT TO ITS GUARANTY OR ITS EXECUTION AND DELIVERY OF, OR CONSENT TO, ANY OTHER CREDIT DOCUMENT) EACH COMPANY, IN EACH CASE FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, IRREVOCABLY (a) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS IN TEXAS, (b) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE GOVERNMENTAL REQUIREMENTS, ANY OBJECTION THAT IT MAY NOW OR IN THE FUTURE HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH ANY CREDIT DOCUMENT AND THE OBLIGATION BROUGHT IN THE DISTRICT COURTS OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, (c) WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY OF THE FOREGOING COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (d) CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THOSE COURTS IN ANY LITIGATION BY THE MAILING OF COPIES OF THAT PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, BY HAND DELIVERY, OR BY DELIVERY BY A NATIONALLY RECOGNIZED COURIER SERVICE, AND SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY OF THE LEGAL PROCESS AT ITS ADDRESS FOR PURPOSES OF THIS AGREEMENT, (e) AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY TO ANY CREDIT DOCUMENT ARISING OUT OF OR IN CONNECTION WITH THE CREDIT DOCUMENTS OR THE OBLIGATION MAY BE BROUGHT IN ONE OF THE FOREGOING COURTS, AND (f) WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE GOVERNMENTAL REQUIREMENTS, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY CREDIT DOCUMENT. The scope of each of the foregoing waivers is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. BORROWER AND (PURSUANT TO ITS GUARANTY OR ITS EXECUTION AND DELIVERY OF, OR CONSENT TO, ANY OTHER CREDIT DOCUMENT) EACH OTHER COMPANY ACKNOWLEDGES THAT THESE WAIVERS ARE A MATERIAL INDUCEMENT TO ADMINISTRATIVE AGENT'S AND EACH LENDER'S AGREEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT ADMINISTRATIVE AGENT AND EACH LENDER HAS ALREADY RELIED ON THESE WAIVERS IN ENTERING INTO THIS AGREEMENT, AND THAT ADMINISTRATIVE AGENT AND EACH LENDER WILL CONTINUE TO RELY ON EACH OF THESE WAIVERS IN RELATED FUTURE DEALINGS. BORROWER AND (PURSUANT TO ITS GUARANTY OR ITS EXECUTION AND DELIVERY OF, OR CONSENT TO, ANY OTHER CREDIT DOCUMENT) EACH OTHER COMPANY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THESE WAIVERS WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY AGREES TO EACH WAIVER FOLLOWING CONSULTATION WITH LEGAL COUNSEL. The waivers in this section are irrevocable, meaning that they may not be modified either orally or in writing, and these waivers apply to any future renewals, extensions, amendments, modifications, or replacements in respect of the applicable Credit Document. In connection with any Litigation, this agreement may be filed as a written consent to a trial by the court.

         14.14 Entirety. THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN BORROWER, THE OTHER COMPANIES, LENDERS, AND ADMINISTRATIVE AGENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                             SIGNATURE PAGE FOLLOWS]

         DULY EXECUTED AND DELIVERED by each of the signatories hereto as of the date first stated in this agreement.



Address for Notice                        ULTRAK, INC., as Borrower

Ultrak, Inc.
1301 Waters Ridge Drive
Lewisville, Texas 75057
Attn: Mr.  Tim D. Torno,
      Vice President - Finance            By:
Fax No.: (972) 353-6679                      -----------------------------------
                                          Tim D. Torno, Vice President - Finance



Address for Notice                        BANK ONE, TEXAS, N.A.,
                                          as Administrative Agent and a Lender
Bank One, Texas, N.A.
1717 Main Street, 3rd Floor
Dallas, Texas  75201
Attn:    Alan L. Miller,                  By:
         Vice President                      -----------------------------------
Fax No.: (214) 290-2305                   Alan L. Miller, Vice President



Address for Notice                        WELLS FARGO BANK (TEXAS),
                                          NATIONAL ASSOCIATION,
Wells Fargo Bank (Texas),                 as a Lender
National Association
1445 Ross @ Field, 3rd Floor
Dallas, Texas 75202
Attn:    Kyle Hranicky,                   By:
         Vice President                      -----------------------------------
Fax No.: (214) 969-0370                   Kyle Hranicky, Vice President

                                   SCHEDULE 2

                             LENDERS AND COMMITMENTS


=================================================================================================
 NAME AND ADDRESS OF LENDER                     REVOLVING FACILITY   TERM LOAN       COMBINED
                                                                                    COMMITMENT
-------------------------------------------------------------------------------------------------
BANK ONE, TEXAS, N.A
1717 MAIN STREET, 3RD FLOOR
DALLAS, TX 75201                                    $21,900,000     $14,600,000     $36,500,000
ATTENTION:  ALAN L. MILLER, VICE
PRESIDENT
TEL 214/290-2299
FAX 214/290-2305
------------------------------------------------------------------------------------------------
WELLS FARGO BANK (TEXAS),
NATIONAL ASSOCIATION
1445 ROSS @ FIELD, 3RD FLOOR                        $ 8,100,000     $ 5,400,000     $13,500,000
DALLAS, TEXAS 75202
ATTENTION: KYLE HRANICKY, VICE
PRESIDENT
TEL 214/740-1560
FAX 214/969-0370
------------------------------------------------------------------------------------------------
TOTAL                                               $30,000,000     $20,000,000     $50,000,000
================================================================================================

                                  SCHEDULE 7.3

                         INFORMATION REGARDING COMPANIES

========================================================================================================
                                     INFORMATION REGARDING COMPANIES
========================================================================================================
                            STATE OF       STATES QUALIFIED                               STILL USING
       NAME/             INCORPORATION/      AS FOREIGN          TRADE NAMES USED IN         NAME?
     OWNERSHIP             FORMATION        CORP./ENTITY           LAST FOUR MONTHS           Y/N
--------------------------------------------------------------------------------------------------------
Ultrak, Inc.                Delaware           None            None                          Not
                                                                                           applicable
--------------------------------------------------------------------------------------------------------
Ultrak Operating, L.P.      Texas              Nevada          International Business          Y
*   Ultrak GP, Inc.                                            Development
    is the 1%                                                  Groupe Bisset USA               Y
    General Partner                                            MAXPRO USA                      Y
    of Ultrak                                                  Ultrak Special Projects         Y
    Operating, L.P.                                            GPS Standard                    Y
                                                               Ultrak International;           Y
*   Ultrak LP, Inc. is                                         Ultrak OEM                      Y
    the 99% Limited                                            Ultrak Financial Services       Y
    Partner of Ultrak                                          Mobile Video Products           Y
    Operating, L.P.                                            The Focus Company               Y
                                                               Smart Choice                    Y
                                                               Exxis Security                  Y
                                                               Closed Circuit Service          Y
                                                               Industrial Vision Source        Y
                                                               CCTV Source                     Y
                                                               Loss Prevention Electronics     Y
                                                               Ultrak - Denver                 Y
                                                               Ultrak, Ltd.                    Y
                                                               Ultrak
--------------------------------------------------------------------------------------------------------
Ultrak GP, Inc.             Delaware           Texas           None                           Not
*   100% owned by                                                                          applicable
    Ultrak, Inc.
--------------------------------------------------------------------------------------------------------


===============================================================================================
                              INFORMATION REGARDING COMPANIES
===============================================================================================

        NAME/                            CHIEF EXECUTIVE              OTHER PRINCIPAL OFFICES
     OWNERSHIP                              OFFICE
-----------------------------------------------------------------------------------------------
Ultrak, Inc.                         1301 Waters Ridge Dr.          None
                                     Lewisville, Texas 75057
-----------------------------------------------------------------------------------------------
Ultrak Operating, L.P.               1301 Waters Ridge Dr.          4301 South Cameron
*   Ultrak GP, Inc.                  Lewisville, Texas 75057        Suite 12
    is the 1%                                                       Las Vegas, Nevada 89103
    General Partner
    of Ultrak                                                       6252 West 91st Ave.
    Operating, L.P.                                                 Westminster, Colorado 80030

*   Ultrak LP, Inc. is                                              4101 Ravenwood Rd.
    the 99% Limited                                                 Suite 319
    Partner of Ultrak                                               Fort Lauderdale, Florida
    Operating, L.P.









-----------------------------------------------------------------------------------------------
Ultrak GP, Inc.                      1301 Waters Ridge Dr.          None
*   100% owned by                    Lewisville, Texas 75057
    Ultrak, Inc.
-----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Ultrak LP, Inc.             Delaware          None          None                     Not
*   100% owned by                                                                  applicable
    Ultrak, Inc.


------------------------------------------------------------------------------------------------
Diamond Electronics,        Ohio              Texas         Diamond                   Y
Inc.                                                        Diamond Electronics       Y
*   100% owned by
    Ultrak, Inc.
------------------------------------------------------------------------------------------------
Monitor Dynamics, Inc.      California        Texas         Monitor                   Y
*   100% owned by                             Virginia      MDI                       Y
    Ultrak, Inc.
------------------------------------------------------------------------------------------------
Ultrak Holdings Limited     United Kingdom    None          None                     Not
*   100% owned by                                                                  applicable
    Ultrak, Inc.


------------------------------------------------------------------------------------------------
Groupe Bisset, S.A.         France            None          Ultrak France             Y
*   100% owned by                                           Bisset                    Y
    Ultrak Holdings
    Limited
------------------------------------------------------------------------------------------------
MAXPRO Systems Pty.,        Australia         None          Ultrak Australia          Y
Ltd.                                                        MAXPRO                    Y
*   100% owned by                                           MAXPRO Systems            Y
    Ultrak, Inc.
------------------------------------------------------------------------------------------------
VideV GmbH                  Germany           None          Ultrak Germany            Y
*   100% owned by                                           VideV                     Y
    Ultrak Holdings
    Limited
------------------------------------------------------------------------------------------------
Intervision Express         England           None          Ultrak U.K.               Y
Limited                                                     Intervision               Y
*   100% owned by                                           Intervision Express       Y
    Ultrak Holdings
    Limited
------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Ultrak LP, Inc.                  1105 North Market Street       None
*   100% owned by                Suite 1300
    Ultrak, Inc.                 P.O. Box 8985
                                 Wilmington, Delaware
                                 19899
                                 Attn: Phyllis Kudarczuk
-------------------------------------------------------------------------------------------
Diamond Electronics,             4465 Coonpath Road             None
Inc.                             Carroll, Ohio 43112
*   100% owned by
    Ultrak, Inc.
-------------------------------------------------------------------------------------------
Monitor Dynamics, Inc.           9518 Ninth Street              11216 Waples Mill Rd.
*   100% owned by                Rancho Cucamonga, CA           Suite 1B
    Ultrak, Inc.                 91730                          Fairfax, Virginia 22030
-------------------------------------------------------------------------------------------
Ultrak Holdings Limited          MSP Secretaries, Ltd.          None
*   100% owned by                22 Melton Street
    Ultrak, Inc.                 London
                                 NW1 2BW
                                 UK
-------------------------------------------------------------------------------------------
Groupe Bisset, S.A.              98 Ter, Boulevard Heloise      None
*   100% owned by                F-95103 Argenteuil
    Ultrak Holdings              CEDEX
    Limited                      France
-------------------------------------------------------------------------------------------
MAXPRO Systems Pty.,             1/25 Irving Dr.                Level 21, 201 Miller Street
Ltd.                             Malaga, WA 6090                North Sydney, NSW 20060
*   100% owned by                Australia                      Australia
    Ultrak, Inc.
-------------------------------------------------------------------------------------------
VideV GmbH                       GroBenbaumer Weg 10            None
*   100% owned by                D-40472 Dusseldorf
    Ultrak Holdings              Germany
    Limited
-------------------------------------------------------------------------------------------
Intervision Express              Unit 445 Oakshot Place         None
Limited                          Walton Summit
*   100% owned by                Preston, England
    Ultrak Holdings              PR5 8AT
    Limited                      U.K.
-------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Casarotto Security S.p.A.     Italy             None            Ultrak Italy                      Y
*   100% owned by                                               Casarotto                         Y
    Ultrak Holdings                                             Casarotto Security                Y
    Limited
----------------------------------------------------------------------------------------------------------
Philtech Electronic           South Africa      None            Ultrak South Africa               Y
Services (Proprietary)                                          Philtech                          Y
Limited                                                         Philtech Electronic               Y
*   100% owned by                                               Philtech Electronic Services      Y
    Ultrak, Inc.
----------------------------------------------------------------------------------------------------------
Ultrak (Asia) Pte. Ltd.       Republic of       None            Ultrak Asia                       Y
*   100% owned by             Singapore
    Ultrak, Inc.
----------------------------------------------------------------------------------------------------------
Security Procurement,         Netherlands       None            None                             Not
B.V.                                                                                           applicable
*   100% owned by
    Groupe Bisset,
    S.A.


----------------------------------------------------------------------------------------------------------
Security Procurement-         France            None            None                             Not
France                                                                                        applicable
*   100% owned by
    Group Bisset,
    S.A.
----------------------------------------------------------------------------------------------------------
Videosys Limited              United Kingdom    None            None                             Not
*   100% owned by                                                                             applicable
    Ultrak Holdings
    Limited
----------------------------------------------------------------------------------------------------------
Ultrak Belgium                Belgium           None            None                             Not
*   100% owned by                                                                             applicable
    Ultrak Holdings
    Limited
----------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Casarotto Security S.p.A. Via Treviso 2/4                None
*   100% owned by         I-31020 San Vendemiano
    Ultrak Holdings       (Treviso)
    Limited               Italy
--------------------------------------------------------------------------------
Philtech Electronic       Quality House                  None
Services (Proprietary)    Saint Christopher House
Limited                   Saint Andrews
*   100% owned by         Bedfordview 2007
    Ultrak, Inc.          South Africa
--------------------------------------------------------------------------------
Ultrak (Asia) Pte. Ltd.   221 Henderson Road             None
*   100% owned by         #06-18 Henderson Bldg.
    Ultrak, Inc.          Singapore 159557
--------------------------------------------------------------------------------
Security Procurement,     Forum Administrations,         None
B.V.                      B.V.
*   100% owned by         Weena 336
    Groupe Bisset,        3012 NJ Rotterdam
    S.A.                  P.O. Box 21850
                          3001 AW Rotterdam
                          Netherlands
--------------------------------------------------------------------------------

Security Procurement-     98 Ter, Boulevard Heloise      None
France                    F-95103 Argenteuil
*   100% owned by         CEDEX
    Group Bisset,         France
    S.A.
--------------------------------------------------------------------------------
Videosys Limited          Mears House                    None
*   100% owned by         194-196 Finchley Road
    Ultrak Holdings       London, UK NW3 6BX
    Limited
--------------------------------------------------------------------------------
Ultrak Belgium            Regus Astrid Park Plaza        None
*   100% owned by         Koningin Astridplein 5
    Ultrak Holdings       Antwerp B-2018
    Limited               Belgium
--------------------------------------------------------------------------------

                              ORGANIZATIONAL CHART

                                 Attached Hereto

                                  SCHEDULE 7.8


                                   LITIGATION


                                      None

                                                                       EXHIBIT A

                                   TERM NOTE

$__________________                                           February 16, 1999

         FOR VALUE RECEIVED, the undersigned, ULTRAK, INC., a Delaware corporation ("BORROWER"), irrevocably and unconditionally promises to pay to the order of __________________, a __________________ ("LENDER", and together with each subsequent holder hereof, "PAYEE"), at the principal banking office of Administrative Agent (hereinafter referenced) at 1717 Main Street, Dallas, Texas 75201 (i) the principal amount of ___________________ AND NO/100 DOLLARS ($___________________) in installments on the dates and in the principal amounts provided for in the Credit Agreement hereinafter referenced, and (ii) interest on the unpaid principal amount of this Note from time to time remaining outstanding and unpaid from the date hereof until it shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         All capitalized terms used herein and not otherwise defined herein shall have the same meaning and effect as used and defined in that certain Credit Agreement dated as of February 16, 1999 (as amended and otherwise modified, and in effect, the "CREDIT AGREEMENT"), by and between Borrower, certain Lenders, and Bank One Texas, N.A., as Administrative Agent for those Lenders. Reference is hereby made to the Credit Agreement for all intents and purposes.

         This Note is a "Term Note" executed by Borrower and is referred to in, governed by, and subject to, and is entitled to the benefits of, the terms and provisions of the Credit Agreement as therein stated and referenced. Reference is hereby made to the Credit Agreement for a statement of the agreements, rights, remedies, benefits and obligations of Payee and the covenants, agreements, rights, duties and obligations of Borrower in relation hereto, including provisions for acceleration of the maturity hereof, interest rate and amount limitations, voluntary and mandatory prepayments and scheduled payments hereon; but this reference to the Credit Agreement, or any provision thereof, shall not affect or impair the irrevocable, absolute and unconditional obligation of Borrower to pay principal of, and interest on, this Note when due. Unless the maturity of this Note shall have sooner occurred, the outstanding principal balance of this Note and all accrued and unpaid interest thereon shall be finally and fully payable on February 16, 2002.

         The date, amount, Type, and interest rate and duration of each Borrowing made by Lender to Borrower, and each payment made on account of the principal thereof, and accrued interest thereon, shall be recorded by Payee on its books and records, and prior to any transfer of this Note, endorsed by Payee on a schedule attached hereto or any continuation thereof; and all recordations and endorsements made by Payee shall, absent manifest error, be conclusive of all such matters and binding on all Persons. Payee's failure to make or error in making any such recordations or endorsements shall not diminish, reduce or relieve Borrower's obligation to pay (i) all Borrowings made by Lender to Borrower and then outstanding and (ii) all accrued and earned interest on the amounts thereof from time to time outstanding and unpaid, pursuant to this Note.

         Upon the occurrence of an Event of Default, this Note may be declared to be, or shall become, forthwith due and immediately payable in the manner, upon the conditions and with the effect, provided for and referred to in the Credit Agreement.

         If this Note is placed in the hands of an attorney for collection (whether or not any proceeding is filed in connection therewith), or collected through suit, the Bankruptcy Court or any other judicial proceeding, Borrower irrevocably and unconditionally agrees to pay all costs, expenses and fees incurred by Payee, including reasonable attorneys' fees and expenses, and any assessed court and related costs, in addition to all other amounts owing hereunder.

         Borrower and all sureties, endorsers, guarantors and other Persons ever liable for the payment of any sums payable on this Note, jointly and severally, waive notice, demand, notice of presentment, presentment, presentment for payment, demand for payment, non-payment, notice of dishonor, dishonor, NOTICE OF INTENT TO ACCELERATE MATURITY, NOTICE OF ACCELERATION OF MATURITY, notice of intent to demand, protest, notice of protest, grace and all formalities and other notices of any and every kind, and filing of suit or diligence in collecting this Note or enforcing (in whole or part) any security or guaranty now or hereafter for the payment of this Note, and consent and agree to any partial or full substitution, exchange or release of any such security or guaranty or the partial or full release of any Person primarily or secondarily liable hereon, and consent and agree that it will not be necessary for any holder hereof, in order to enforce payment by it of this Note to first institute suit or exhaust its remedies against Borrower or any other Persons liable herefor, or to enforce its rights against any such security herefor or guarantor or any other Person with respect hereto, and consent to any or all extensions, increases or renewals or postponements, modifications or rearrangements of time or payment of this Note or any other indulgence with respect hereto, without notice thereof to, or consent thereto from, any of them.

         Each of Borrower and Payee hereby agrees that Chapter 15 of Subtitle 3, Title 79, Revised Civil Statutes of Texas, 1925, as amended, shall not apply to this Note or the loan transaction evidenced by, and referred to in, the Credit Agreement in any manner, including without limitation, to any account or arrangement evidenced or created by, or provided for in, this Note or the Credit Agreement.

         This Note is secured by, among other things, Liens on the personal property of Borrower and certain other Companies, as well as the guaranty of payment of certain of Borrower's Subsidiaries, pursuant to the Credit Documents referred to in the Credit Agreement. Reference is made to such Credit Documents for a description of the Collateral and such guaranties, and the rights, benefits and remedies of Payee in respect thereto.

         This Note (including its validity, enforceability and interpretation) shall be governed by, and construed in accordance with, the laws of the State of Texas (without regard to conflict of law principles) and, to the extent controlling, federal laws of the United States of America. This Note has been executed, delivered and accepted and is payable at, Dallas, Dallas County, Texas.

         THIS NOTE AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                         ULTRAK, INC.



                                         By:
                                            ------------------------------------
                                         Tim D. Torno, Vice President - Finance

                                                                       EXHIBIT B

                                 REVOLVING NOTE


$_____________                                                  February 16,1999

         FOR VALUE RECEIVED, the undersigned, ULTRAK, INC., a Delaware corporation ("BORROWER"), irrevocably and unconditionally promises to pay to the order of ________________, a ___________________ ("LENDER", and together with each subsequent holder hereof, "PAYEE"), at the principal banking office of Administrative Agent (hereinafter referenced) at 1717 Main Street, Dallas, Texas 75201, (i) the principal amount of ___________________ AND NO/100 DOLLARS ($_________________) (or such lesser amount as shall equal the aggregate unpaid principal amount of all Revolving Facility Borrowings made by Lender to Borrower pursuant to the Credit Agreement hereinafter referenced), on the dates and in the principal amounts provided for in the Credit Agreement, and (ii) interest on the unpaid principal amount of each such Revolving Facility Borrowing from time to time remaining outstanding and unpaid from the date of each such Revolving Facility Borrowing until it shall be paid in full, at the rates per annum and on the dates provided for in the Credit Agreement.

         All capitalized terms used herein and not otherwise defined herein shall have the same meaning and effect as used and defined in that certain Credit Agreement dated as of February 16, 1999 (as amended and otherwise modified, and in effect, the "CREDIT AGREEMENT"), by and between Borrower, certain Lenders, and Bank One Texas, N.A., as Administrative Agent for those Lenders. Reference is hereby made to the Credit Agreement for all intents and purposes.

         This Note is a "Revolving Note" executed by Borrower and is referred to in, governed by, and subject to, and is entitled to the benefits of, the terms and provisions of the Credit Agreement as therein stated and referenced. Reference is hereby made to the Credit Agreement for a statement of the agreements, rights, remedies, benefits and obligations of Payee and the covenants, agreements, rights, duties and obligations of Borrower in relation hereto, including provisions for acceleration of the maturity hereof, interest rate and amount limitations and voluntary and mandatory prepayments hereon; but this reference to the Credit Agreement, or any provision thereof, shall not affect or impair the irrevocable, absolute and unconditional obligation of Borrower to pay principal of, and interest on, this Note when due. Unless the maturity of this Note shall have sooner occurred, the outstanding principal balance of this Note and all accrued and unpaid interest thereon shall be finally and fully payable on the Revolving Facility Termination Date.

         The date, amount, Type, and interest rate of each Revolving Facility Borrowing made by Lender to Borrower, and each payment made on account of the principal thereof, and accrued interest thereon, shall be recorded by Payee on its books and records, and prior to any transfer of this Note, endorsed by Payee on a schedule attached hereto or any continuation thereof; and all recordations and endorsements made by Payee shall, absent manifest error, be conclusive of all such matters and binding on all Persons. Payee's failure to make or error in making any such recordations or endorsements shall not diminish, reduce or relieve Borrower's obligation to pay (i) all Revolving Facility Borrowings made by Lender and then outstanding and (ii) all accrued and earned interest on the amounts thereof from time to time outstanding and unpaid, pursuant to this Note.

         Upon the occurrence of an Event of Default, this Note may be declared to be, or shall become, forthwith due and immediately payable in the manner, upon the conditions (if any) and with the effect, provided for and referred to in the Credit Agreement.

         If this Note is placed in the hands of an attorney for collection (whether or not any proceeding is filed in connection therewith), or collected through suit, the Bankruptcy Court or any other judicial proceeding, Borrower irrevocably and unconditionally agrees to pay all costs, expenses and fees incurred by Payee, including reasonable attorneys' fees and expenses, and any assessed court and related costs, in addition to all other amounts owing hereunder.

         Borrower and all sureties, endorsers, guarantors and other Persons ever liable for the payment of any sums payable on this Note, jointly and severally, waive notice, demand, notice of presentment, presentment, presentment for payment, demand for payment, non-payment, notice of dishonor, dishonor, NOTICE OF INTENT TO ACCELERATE MATURITY, NOTICE OF ACCELERATION OF MATURITY, notice of intent to demand, protest, notice of protest, grace and all formalities and other notices of any and every kind, and filing of suit or diligence in collecting this Note or enforcing (in whole or part) any security or guaranty now or hereafter for the payment of this Note, and consent and agree to any partial or full substitution, exchange or release of any such security or guaranty or the partial or full release of any Person primarily or secondarily liable hereon, and consent and agree that it will not be necessary for any holder hereof, in order to enforce payment by it of this Note to first institute suit or exhaust its remedies against Borrower or any other Persons liable herefor, or to enforce it rights against any such security herefor or guarantor or any other Person with respect hereto, and consent to any or all extensions, increases or renewals or postponements, modifications or rearrangements of time or payment of this Note or any other indulgence with respect hereto, without notice thereof to, or consent thereto from, any of them.

         Each of Borrower and Payee hereby agrees that Chapter 15, Subtitle 79, Revised Civil Statutes of Texas, 1925, as amended, shall not apply to this Note or the loan transaction evidenced by, and referred to in, the Credit Agreement in any manner, including without limitation, to any account or arrangement evidenced or created by, or provided for in, this Note or the Credit Agreement.

         This Note is secured by, among other things, Liens on the personal property of Borrower and certain other Companies, as well as the guaranty of payment of certain of Borrower's Subsidiaries, pursuant to the Credit Documents referred to in the Credit Agreement. Reference is made to such Credit Documents for a description of the Collateral and such guaranties, and the rights, benefits and remedies of Payee in respect thereto.

         This Note (including its validity, enforceability and interpretation) shall be governed by, and construed in accordance with, the laws of the State of Texas (without regard to conflict of law principles) and, to the extent controlling, federal laws of the United States of America. This Note has been executed, delivered and accepted and is payable at, Dallas, Dallas County, Texas.

         THIS NOTE AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        ULTRAK, INC.


                                        By:
                                           -------------------------------------
                                        Tim D. Torno, Vice President - Finance

                                                                       EXHIBIT C

                               GUARANTY AGREEMENT


         WHEREAS, ULTRAK, INC., a Delaware corporation ("BORROWER"), has entered into a Credit Agreement of even date herewith with certain lenders which are or may from time to time become parties thereto (each a "LENDER" and collectively, "LENDERS"), and BANK ONE, TEXAS, N.A., a national banking association, as administrative agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, "ADMINISTRATIVE AGENT"), pursuant to which Lenders have agreed to make available (a) a revolving credit facility to Borrower with advances thereunder not to exceed an aggregate principal amount of $30,000,000 at any time outstanding, and (b) a term loan to Borrower in the principal amount of $20,000,000 (such Credit Agreement, as may be amended, extended, restated, supplemented or modified from time to time, the "CREDIT AGREEMENT"); terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein; and

         WHEREAS, Administrative Agent and Lenders have conditioned their obligations under the Credit Agreement upon the execution and delivery by Guarantor (hereinafter defined) of this Guaranty Agreement (this "GUARANTY");

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned, ___________________, a ____________ corporation ("GUARANTOR"), hereby irrevocably and unconditionally guarantees to Administrative Agent and Lenders, the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty being upon the following terms:

         1. The term "GUARANTEED INDEBTEDNESS", as used herein means all of the Obligation and shall include any and all post-petition interest and expenses (including reasonable attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law.

         2. This Guaranty shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness and termination of the Commitments. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Administrative Agent, any Lender or any other party, or which Guarantor may have against Borrower or any other party (other than Administrative Agent or any Lender), shall be available to, or shall be asserted by, Guarantor against Administrative Agent, any Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

         3. It is the intention of Guarantor, Administrative Agent and Lenders that the amount of the Guaranteed Indebtedness not exceed the maximum amount permitted by applicable laws, including fraudulent conveyance, fraudulent transfer or similar laws applicable to Guarantor. Accordingly, and notwithstanding anything to the contrary in this Guaranty, any Credit Document, or any other agreement or instrument executed in connection with the payment of any of the Guaranteed Indebtedness, if, after giving effect to this Guaranty and applicable laws, the obligations of Guarantor under this Guaranty would otherwise be set aside, terminated, annulled or avoided for such reason by a court of competent jurisdiction in a proceeding actually pending before such court, the amount of the Guaranteed Indebtedness shall be limited to the maximum amount permitted by applicable laws which would not (a) render Guarantor insolvent, (b) result in the fair saleable value of Guarantor's assets being less than the amount required to pay its debts and other liabilities (including contingent liabilities) as they mature, or (c) leave Guarantor with unreasonably small capital to carry out its business as conducted prior to the execution of this Guaranty and as proposed to be conducted, including its capital needs.

         4. If Guarantor becomes liable for any indebtedness owing by Borrower to Administrative Agent or any Lender by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Administrative Agent and Lenders hereunder shall be cumulative of any and all other rights that Administrative Agent and Lenders may ever have against Guarantor. The exercise by Administrative Agent or any Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         5. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to Administrative Agent, for the benefit of Lenders, upon demand in lawful currency of the United States of America and it shall not be necessary for Administrative Agent, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness.

         6. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower or otherwise, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by Guarantor hereunder forthwith on demand by Administrative Agent.

         7. Guarantor hereby agrees that its obligations under this Guaranty shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the sale, release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of Guarantor hereunder, or the full or partial release of Borrower or any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) the dissolution, insolvency, or bankruptcy of Borrower, Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, settlement, or compromise that may be granted or given by Administrative Agent or any Lender to Borrower, Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) the subordination of the payment of all or any part of the Guaranteed Indebtedness to the payment of any obligations, indebtedness, or liabilities which may be due or become due to Administrative Agent, any Lender or others; (g) the application of any deposit balance, fund, payment, collections through process of law or otherwise, or other collateral of Borrower to the satisfaction and liquidation of the indebtedness or obligations of Borrower to Administrative Agent or any Lender, if any, not guaranteed under this Guaranty; (h) the application of any sums paid to Administrative Agent or any Lender by Guarantor, any other guarantor of all or any part of the Guaranteed Indebtedness, Borrower or others to the Guaranteed Indebtedness in such order and manner as Administrative Agent may determine in accordance with the Credit Agreement; (i) any neglect, delay, omission, failure, or refusal of Administrative Agent or any Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (j) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (k) any payment by Borrower or any other party to Administrative Agent or any Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Administrative Agent or any Lender is required to refund any payment or pay the amount thereof to someone else; (l) the settlement or compromise of any of the Guaranteed Indebtedness; (m) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (n) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (o) the failure of Administrative Agent or any Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (p) any change in the corporate existence, structure, or ownership of Borrower; (q) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower;
(r) the unenforceability of all or an part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law; (s) the act of creating all or any part of the Guaranteed Indebtedness is ultra vires; or (t) the officers creating all or any part of the Guaranteed Indebtedness acted in excess of their authority.

         8. Guarantor hereby represents and warrants to Administrative Agent and Lenders the following:

                  (a) This Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor.

                  (b) Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Guaranteed Indebtedness. However, Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty.

                  (c) Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower, and Guarantor is not relying on Administrative Agent or the Lenders to provide such information to Guarantor either now or in the future.

                  (d) Guarantor has the power and authority to execute, deliver, and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery, and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any agreement or instrument to which Guarantor is a party, or (ii) any law, rule, regulation, or order of any Governmental Authority to which Guarantor is subject.

                  (e) Neither Administrative Agent, Lenders, nor any other party has made any representation, warranty, or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

                  (f) The financial statements and other financial information regarding Guarantor heretofore and hereafter delivered to Administrative Agent and any Lender are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor as reflected in those financial disclosures.

                  (g) As of the date hereof, and after giving effect to this Guaranty, including without limitation, all rights of contribution and subrogation, and the obligations evidenced hereby, Guarantor is and will be Solvent (to the extent necessary, taking into account any rights of contribution, reimbursement and subrogation).

                  (h) All representations and warranties about Guarantor made in the Credit Agreement are true and correct.

                  (i) This Guaranty is the legal and binding obligation of Guarantor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

         9. Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or Lender has any Commitment under the Credit Agreement:

                  (a) Guarantor shall not, so long as its obligations under this Guaranty continue, transfer or pledge any material portion of its assets for less than full and adequate consideration; provided that, Guarantor may make Distributions to Borrower as contemplated by SECTION
         9.8 of the Credit Agreement.

                  (b) Guarantor shall promptly furnish to Administrative Agent at any time and from time to time such financial statements and other financial information as Administrative Agent may require, in form and substance reasonably satisfactory to Administrative Agent.

                  (c) Guarantor acknowledges that certain covenants and other provisions in the Credit Agreement are applicable to it or are imposed upon it and agrees to promptly and properly comply with or be bound by each of them.

                  (d) Guarantor shall promptly inform Administrative Agent of
         (i) any litigation or governmental investigation against Guarantor or affecting any security for all or any part of the Guaranteed Indebtedness or this Guaranty which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a default under any of the Credit Documents, (ii) any claim or controversy which might become the subject of such litigation or governmental investigation, and (iii) any material adverse change in the financial condition of Guarantor.

         10. (a) Guarantor hereby agrees that the Subordinated Indebtedness (hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and Guarantor hereby assigns the Subordinated Indebtedness to Administrative Agent, for the benefit of Lenders, as security for the Guaranteed Indebtedness. If any sums shall be paid to Guarantor by Borrower or any other person or entity on account of the Subordinated Indebtedness, such sums shall be held in trust by Guarantor for the benefit of Administrative Agent and shall forthwith be paid to Administrative Agent without affecting the liability of Guarantor under this Guaranty and may be applied by Administrative Agent and Lenders against the Guaranteed Indebtedness in the order and manner described in SECTION 3.11 of the Credit Agreement. Upon the request of Administrative Agent, Guarantor shall execute, deliver, and endorse to Administrative Agent such documents and instruments as Administrative Agent may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty, the term "SUBORDINATED INDEBTEDNESS" means all indebtedness, liabilities, and obligations of Borrower to Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor.

              (b) Guarantor agrees that any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such encumbrances in favor of Guarantor or Administrative Agent presently exist or are hereafter created or attached. Without the prior written consent of Required Lenders, Guarantor shall not (i) file suit against Borrower or exercise or enforce any other creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings, judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by Guarantor on assets of Borrower.

              (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Borrower as debtor, Administrative Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. Administrative Agent may apply such dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as Administrative Agent and Lenders may determine in their sole discretion.

              (d) Guarantor agrees that all promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty.

         11. Guarantor waives (a) promptness, diligence, and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness, or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement, and indulgences of every kind, and (b) the taking of any other action by Administrative Agent, including without limitation, giving any notice of default or any other notice to, or making any demand on, Borrower, any other guarantor of all or any part of the Guaranteed Indebtedness or any other party.

         12. In addition to any other waivers, agreements and covenants of Guarantor set forth herein, Guarantor hereby further waives and releases all claims, causes of action, defenses and offsets for any act or omission of Administrative Agent, its directors, officers, employees, representatives, counsel or agents in connection with (i) Administrative Agent's or such other parties' administration of the Guaranteed Indebtedness or (ii) Administrative Agent's or such other parties' ordinary negligence, but not including (iii) Administrative Agent's or such other parties' willful misconduct and gross negligence.

         13. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must otherwise be returned by Administrative Agent or any Lender upon the insolvency, bankruptcy, or reorganization of Borrower, Guarantor, any other guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.

         14. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by Borrower or others (including Guarantor), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of Guarantor against Administrative Agent or any Lender shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

         15. This Guaranty is for the benefit of Administrative Agent and Lenders and their respective successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding not only on Guarantor, but on Guarantor's successors and assigns.

         16. Guarantor recognizes that Administrative Agent and Lenders are relying upon this Guaranty and the undertakings of Guarantor hereunder in making extensions of credit to Borrower under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty is a material inducement to Administrative Agent and Lenders in entering into the Credit Agreement. Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty.

         17. This Guaranty is a Credit Document and, therefore, this Guaranty is subject to the applicable provisions of the Credit Agreement, all of which applicable provisions are incorporated herein by reference. Moreover, Guarantor acknowledges and agrees that this Guaranty is subject to the offset provisions in favor of Lenders in the Credit Agreement.

         18. Guarantor expressly assumes all responsibilities to remain informed of the financial condition of Borrower and any circumstances affecting (a) Borrower's ability to perform under the Credit Agreement and the other Credit Documents to which it is a party or (b) any collateral securing all or any part of the Guaranteed Indebtedness.

         19. In the event that Guarantor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Guarantor set forth on the signature page of this Guaranty, five days prior to the date any public sale, or after which any private sale, of any such collateral is to be held; provided, however, that notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

         20. No delay on the part of Administrative Agent or any Lender in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by the appropriate parties in accordance with the Credit Agreement, and then only in the specific instance and for the purpose given.

         21. CHOICE OF FORUM; CONSENT TO SERVICE OF PROCESS AND JURISDICTION.

                  (a) THE OBLIGATIONS OF GUARANTOR UNDER THIS GUARANTY ARE PERFORMABLE IN DALLAS COUNTY, TEXAS.

                  (b) TO THE MAXIMUM EXTENT NOT EXPRESSLY PROHIBITED BY LAW APPLICABLE THERETO, GUARANTOR (FOR ITSELF AND ITS PROPERTY) HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY (AND AFTER IT HAS CONSULTED OR HAS HAD AN OPPORTUNITY TO CONSULT WITH ITS OWN COUNSEL) IRREVOCABLY AND
         UNCONDITIONALLY:

                           (i) AGREES AND CONSENTS THAT ANY SUIT, ACTION OR
                  PROCEEDING AGAINST GUARANTOR (OR ITS PROPERTY) WITH RESPECT TO THIS GUARANTY OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT HEREOF, MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS, COUNTY OF DALLAS OR IN THE UNITED STATES COURTS LOCATED IN DALLAS, TEXAS, AND APPELLATE COURTS THEREOF;

                           (ii) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF
                  SUCH COURTS FOR THE PURPOSE OF ANY SUCH SUIT, ACTION OR PROCEEDING;

                           (iii) AGREES AND CONSENTS TO THE SERVICE OF PROCESS
                  IN ANY SUIT, ACTION OR PROCEEDING IN ANY SAID COURTS BY THE MAILING THEREOF BY ADMINISTRATIVE AGENT BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO GUARANTOR AT THE ADDRESS FOR NOTICE FOR GUARANTOR AS PROVIDED ON THE SIGNATURE PAGE TO THIS GUARANTY;

                           (iv) WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR
                  HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY BROUGHT IN SAID COURTS;

                           (v) WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR
                  PROCEEDING BROUGHT IN ANY SAID COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; AND

                           (vi) AGREES THAT NOTHING HEREIN SHALL AFFECT THE
                  RIGHT OF ADMINISTRATIVE AGENT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT ADMINISTRATIVE AGENT'S RIGHT TO COMMENCE ANY SUIT, ACTION OR PROCEEDING IN ANY OTHER JURISDICTION.

         22. Nothing contained herein shall be construed as an obligation on the part of Administrative Agent or Lenders to extend or continue to extend credit to Borrower.

         23. Notwithstanding any other provision of this Guaranty or of any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, Guarantor and Administrative Agent by its acceptance hereof agree that Guarantor shall never be required or obligated to pay interest in excess of the maximum nonusurious interest rate as may be authorized by applicable law for the written contracts which constitute the Guaranteed Indebtedness. It is the intention of Guarantor, Administrative Agent, and Lenders to conform strictly to the applicable laws which limit interest rates, and any of the aforesaid contracts for interest, if and to the extent payable by Guarantors, shall be held to be subject to reduction to the maximum nonusurious interest rate allowed under said law.

         24. THIS GUARANTY IS EXECUTED AND DELIVERED AS AN INCIDENT TO A LENDING TRANSACTION CONSUMMATED AND PERFORMABLE IN THE STATE OF TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         25. Guarantor shall pay on demand all reasonable attorneys' fees and all other costs and expenses incurred by Administrative Agent or any Lender in connection with the enforcement or collection of this Guaranty.

         26. THIS GUARANTY TOGETHER WITH THE OTHER CREDIT DOCUMENTS REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                      REMAINDER OF PAGE INTENTIONALLY BLANK
                             SIGNATURE PAGE FOLLOWS



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


         EXECUTED as of the 16th day of February, 1999.


                                          GUARANTOR:


                                          --------------------------------------
                                          a _____________ corporation



                                          By:
                                             -----------------------------------
                                          Tim D. Torno, Vice President - Finance



                                          Address for Notices:

                                          Ultrak, Inc.
                                          1301 Waters Ridge Dr.
                                          Lewisville, Texas 75075
                                          Attention:    Tim D. Torno
                                                        Vice President - Finance
                                          Fax Number: (972) 353-6679
                                          Telephone Number: (972) 353-6456

                                                                       EXHIBIT D

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT is executed as of February 16, 1999, by:

         o        ULTRAK, INC., a Delaware corporation ("BORROWER/DEBTOR");

         o ULTRAK GP, INC., a Delaware corporation ("ULTRAK GP"), ULTRAK LP, INC., a Delaware corporation ("ULTRAK LP"), ULTRAK OPERATING, L.P., a Texas limited partnership ("ULTRAK OPERATING"), DIAMOND ELECTRONICS, INC., an Ohio corporation ("DIAMOND"), and MONITOR DYNAMICS, INC., a California corporation ("MONITOR") (Ultrak GP, Ultrak LP, Ultrak Operating, Diamond and Monitor are hereinafter referred to collectively as the "SUBSIDIARY DEBTORS").

         o BANK ONE, TEXAS, N.A., a national banking association (in its capacity as Administrative Agent for the Lenders now or in the future party to the Credit Agreement described below, "SECURED PARTY").

         Borrower/Debtor, Secured Party and Lenders have executed the Credit Agreement (as renewed, extended, amended or restated, the "CREDIT AGREEMENT"), dated as of February 16, 1999, and certain other Credit Documents. The execution and delivery of this agreement are requirements to Secured Party's and Lenders' execution of the Credit Agreement and the other Credit Documents, are integral to the transactions contemplated by the Credit Documents, and are conditions precedent to Lenders' obligations to extend credit under the Credit Agreement.

         ACCORDINGLY, for adequate and sufficient consideration, Borrower/Debtor and Subsidiary/Debtors jointly and severally agree with Secured Party for the benefit of Lenders as follows:

         1. Definitions. Terms defined in the Credit Agreement or the UCC have the same meanings when used - unless otherwise defined - in this agreement. If the definition given a term in the Credit Agreement conflicts with the definition given that term in the UCC, then the Credit Agreement definition controls to the extent allowed by applicable Governmental Requirements. If the definition given a term in Chapter 9 of the UCC conflicts with the definition given that term in any other chapter of the UCC, then the Chapter 9 definition controls. Furthermore, as used in this agreement:

         "ACCOUNTS" means any "account," as such term is defined in Chapter 9 of the UCC, now owned or hereafter acquired by any Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by a Debtor: (a) all rights of such Debtor to payment for goods sold or leased or services rendered, whether or not earned by performance;
(b) all accounts receivable of such Debtor; (c) all rights of such Debtor to receive any payment of money or other form of consideration; (d) all security pledged, assigned, or granted to or held by such Debtor to secure any of the foregoing; (e) all guaranties of, or indemnifications with respect to, any of the foregoing, and (f) all rights of such Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.

         "BORROWER/DEBTOR" is defined in the preamble to this agreement and includes, without limitation, Borrower/Debtor, Borrower/Debtor as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for Borrower or for all or substantially all of Borrower/Debtor's assets under any Debtor Relief Laws.

         "CHATTEL PAPER" means any "chattel paper," as such term is defined in Chapter 9 of the UCC, now owned or hereafter acquired by any Debtor.

         "COLLATERAL" is defined in PARAGRAPH 4 below.

         "COPYRIGHTS" means and includes, in each case whether now or hereafter arising, all of any Debtor's right, title and interest in and to: (a) any and all copyrights and applications therefor, including, without limitation, those set forth on SCHEDULE 1 hereto; (b) all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part, or reissues thereof; (c) all income, royalties, claims, profits, damages, awards, and payments due and/or payable under and with respect to any of the foregoing, including such with respect to claims made for past or future infringement; (d) the right to sue for past, present and future infringements of any of the foregoing; and (e) all other rights and benefits corresponding to any of the foregoing throughout the world.

         "CREDIT AGREEMENT" is defined in the recitals to this agreement.

         "DEBTORS" means Borrower/Debtor and Subsidiary/Debtors.

         "DOCUMENT" means any "document," as such term is defined in Chapter 9 of the UCC, now owned or hereafter acquired by any Debtor, including, without limitation, all documents of title and warehouse receipts of such Debtor.

         "EQUIPMENT" means any "equipment," as such term is defined in Chapter 9 of the UCC, now owned or hereafter acquired by any Debtor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, and fixtures now owned or hereafter acquired by any such Debtor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed therein.

         "FINANCING STATEMENT" means a financing statement executed by any Debtor in favor of Secured Party.

         "GENERAL INTANGIBLES" means any "general intangibles," as such term is defined in Chapter 9 of the UCC, now owned or hereafter acquired by any Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any such Debtor: (a) all of such Debtor's franchises, licenses, permits, proprietary information, customer lists, blueprints, plans, specifications, goodwill, registrations, designs and inventions; (b) all of such Debtor's books, records, data, plans, manuals, computer software, and computer programs; (c) all of such Debtor's contract rights, partnership interests and joint venture interests, deposit accounts, investment accounts, and certificates of deposit; (d) all rights of such Debtor to repayment under letters of credit and similar agreements; (e) all tax refunds and tax refund claims of such Debtor; (f) all choses in action and causes of action of such Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of such Debtor; (g) all rights and claims of such Debtor under warranties and indemnities; and (h) all rights of such Debtor under any insurance, surety or similar contract or arrangement.

         "INSTRUMENT" means any "instrument," as such term is defined in Chapter 9 of the UCC, now owned or hereafter acquired by any Debtor.

         "INTELLECTUAL PROPERTY" means the Patents, Trademarks, Copyrights and other intellectual property now owned or hereafter acquired by any Debtor.

         "INVENTORY" means any "inventory," as such term is defined in Chapter 9 of the UCC, now owned or hereafter acquired by any Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any such Debtor: (a) all goods and other personal property of such Debtor that are held for sale or lease or to be furnished under any contract of service; (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials of such Debtor; (c) all wrapping, packaging, advertising, and shipping materials of such Debtor; (d) all goods that have been returned to, repossessed by, or stopped in transit by such Debtor; and (e) all Documents evidencing any of the foregoing.

         "INVESTMENT PROPERTY" means "investment property," as such term is defined in Section 9.115(a)(6) of the UCC.

         "MASTER NOTES" means all present and future promissory notes executed by a Subsidiary in favor of Borrower/Debtor in respect of intercompany advances and accruals, including, without limitation, those promissory notes listed on
SCHEDULE 2 hereto.

         "MOTOR VEHICLE" means all cars, trucks, trailers, vans and other motor vehicles now owned or hereafter acquired by any Debtor which are used by any such Debtor in its business, including, without limitation, (a) those motor vehicles listed on SCHEDULE 3 hereto, and any and all attachments components, parts, equipment and accessories installed thereon or affixed thereto, and (b) those motor vehicles ever identified to Secured Party as Collateral (whether by a supplement to this agreement or otherwise), including any and all attachments, components, parts, equipment and accessories installed thereon and affixed thereto.

         "OBLIGOR" means any Person obligated with respect to any of the Collateral, whether as a party to a contract, an account debtor, issuer of any securities, or otherwise.

         "OBLIGATION" means the "Obligation," as defined in the Credit Agreement, including, without limitation, all present and future indebtedness, liabilities, and obligations of each Debtor arising under this agreement, and all present and future costs, attorneys' fees, and expenses reasonably incurred by Secured Party or any Lender to enforce any Debtor's or any other obligor's payment of any of the Obligation, including, without limitation (to the extent lawful), all present and future amounts that would become due but for the operation of ss.ss. 502 or 506 or any other provision of Title 11 of the United States Code and all present and future accrued and unpaid interest (including, without limitation, all post-petition interest if any Debtor voluntarily or involuntarily becomes subject to any Debtor Relief Law).

         "PARTNERSHIP INTERESTS" means, whether now owned or acquired in the future by any Debtor, all present and future limited, general or other partnership rights and interests now or in the future owned by any Debtor and issued by, or from time to time arising under the partnership agreement for the formation of those partnerships listed on SCHEDULE 4 hereto, including, without limitation, all rights to receive distributions of money or assets.

         "PATENTS" means and includes, in each case whether now or hereafter arising, all of any Debtor's right, title and interest in and to: (a) any and all patents and patent applications, including, without limitation, those set forth on SCHEDULE 1 hereto; (b) all of the inventions and improvements described and claimed therein; (c) all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part, or reissues thereof; (d) all income, royalties, claims, profits, damages, awards, and payments due and/or payable under and with respect to any of the foregoing, including such with respect to claims made for past or future infringement; (e) the right to sue for past, present and future infringements of any of the foregoing; and (f) all other rights and benefits corresponding to any of the foregoing throughout the world.

         "PROCEEDS" means any "proceeds," as such term is defined in Chapter 9 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to such Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any

Governmental Authority (or any person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "SECURED PARTY" is defined in the preamble to this agreement and includes its successor appointed under SECTION 13 of the Credit Agreement and acting as administrative agent for Lenders under the Credit Documents.

         "SECURITIES" means (a) all shares of stock of the Subsidiaries of Borrower/Debtor now owned or hereafter acquired by Borrower/Debtor including, without limitation, each of the shares listed on SCHEDULE 5-A hereto, and all dividends, cash, stock dividends, instruments and other investment property from time to time received, receivable by, or otherwise distributed to Borrower/Debtor for its own account in respect of or in exchange for any or all of such shares, and the certificates representing such shares (so long as the Securities do not include more than the number of voting shares required to be pledged under the Credit Agreement), and (b) all shares of stock of any other Person now owned or hereafter acquired by any Debtor including, without limitation, all of the shares listed on SCHEDULE 5-B hereto, and all dividends, cash, stock dividends, instruments and other investment property from time to time received, receivable by, or otherwise distributed to such Debtor for its own account in respect of or in exchange for any or all of such shares, and the certificates representing such shares.

         "SECURITY INTEREST" means the security interests granted and the transfers, pledges and assignments made under PARAGRAPH 2 below, which is a "LENDER LIEN," as defined in the Credit Agreement.

         "TRADEMARKS" means and includes, in each case whether now existing or hereafter arising, all of any Debtor's right, title and interest in and to: (a) any and all trademarks (including service marks), trade names, trade dress, trade styles, and the registrations and applications for registration thereof, and the goodwill of the business symbolized thereby, including those set forth on SCHEDULE 1 hereto; (b) all renewals, extensions, modifications or substitutions thereof; (c) all income, royalties, claims, profits, damages, awards and payments due and/or payable under and with respect to any of the foregoing, including such with respect to claims made for past or future infringement; (d) the right to sue for past, present and future infringements of any of the foregoing; and (e) all other rights and benefits corresponding to any of the foregoing throughout the world.

         "UCC" means the Uniform Commercial Code as adopted in Texas or any other applicable jurisdiction.

         2. Security Interest. To secure the prompt, unconditional and complete payment and performance of the Obligation when due, each Debtor jointly and severally grants to Secured Party a security interest in the Collateral identified for it in PARAGRAPH 4 below and jointly and severally pledges and collaterally transfers and assigns that Collateral to Secured Party, all upon and subject to the terms and conditions of this agreement. If the grant, pledge or collateral transfer or assignment of any specific item of the Collateral is expressly prohibited by any contract, then the Security Interest nonetheless remains effective to the extent allowed by UCC ss.9.318 or other applicable Governmental Requirements, but is otherwise limited by that prohibition.

         3. No Assumption or Modification. The Security Interest is given as security only in order to secure the prompt, unconditional and complete payment and performance of the Obligation when due. Neither Secured Party nor any Lender assumes or may become liable for any Debtors' liabilities, duties or obligations under or in connection with the Collateral. Neither Secured Party's acceptance of this agreement nor its taking any action in carrying out this agreement, constitutes Secured Party's approval of the Collateral or Secured Party's assumption of any obligation under or in connection with the Collateral. This agreement does not affect or modify any Debtors' obligations with respect to any Collateral.

         4. Collateral. The term "COLLATERAL" means the following items and types of property, wherever located and now or in the future acquired or existing:

                                    (a)      For Borrower/Debtor and each other
                                             Debtor, all of its:

                           (i)      Accounts;

                           (ii)     Chattel Paper;

                           (iii) Instruments (including, without limitation, the Master Notes);

                           (iv) General Intangibles, Partnership Interests and Securities;

                           (v)      Investment Property;

                           (vi)     Documents;

                           (vii) Equipment (including, without limitation, all Motor Vehicles);

                           (viii)   Inventory;

                           (ix)     Intellectual Property;

                           (x) all other goods and personal property of any Debtor whether tangible or intangible;

                           (xi) all Proceeds and products of any or all of the foregoing.

         5. Fraudulent Conveyance. Notwithstanding any contrary provision, each Debtor agrees that, if - but for the application of this paragraph - any of the Obligation or the Security Interest would constitute a preferential transfer under 11 U.S.C. ss.547, a fraudulent conveyance under 11 U.S.C. ss.548, or a fraudulent conveyance or transfer under any state fraudulent conveyance, fraudulent transfer or similar Governmental Requirement in effect from time to time (each a "FRAUDULENT CONVEYANCE"), then the Obligation and Security Interest remains enforceable to the maximum extent possible without causing any of the Obligation or the Security Interest to be a fraudulent conveyance, and this agreement is automatically amended to carry out the intent of this paragraph.

         6. Representations and Warranties. Debtors jointly and severally represent and warrant to Secured Party on behalf of Lenders that:

                  (a) Credit Agreement. All representations and warranties in the Credit Agreement that are applicable to each Debtor or its assets or operations are accurate and complete and are ratified and confirmed.

                  (b) Binding Obligation. This agreement creates a legal, valid and binding Lender Lien in and to the Collateral (subject to delivery to Secured Party of the stock certificates for the Securities) in favor of Secured Party and enforceable against the Debtor owning the Collateral. For Collateral in which the Security Interest may have been perfected by the filing of Financing Statements, once those Financing Statements have been properly filed in the jurisdictions contemplated by the Credit Documents, the Security Interest in that Collateral will be fully perfected. For the Securities, the taking by Secured Party of physical possession in Texas of the stock certificates representing the Securities will perfect the Security Interest in that Collateral. Once perfected, the Security Interest will constitute a first-priority Lender Lien on the Collateral, subject to no other Liens. The creation of the Security Interest does not require the consent of any Person that has not been obtained.

                  (c) Locations. SCHEDULE 7.3 to the Credit Agreement accurately describes (i) the location of each Debtor's principal place of business and chief executive office, (ii) if different from CLAUSE (i) above, the one or more locations of its books and records concerning its Accounts, (iii) the locations where any of its Inventory (except when temporarily in the hands of a third-party contractor for processing and until sold in the ordinary course of business) is currently and will - subject to PARAGRAPH 7(b) below - in the future be maintained, and (iv) none of the locations described on SCHEDULE 7.3 to the Credit Agreement have changed within six months before the date of this agreement. Except as stated in CLAUSE (iii) above, each Debtor's Inventory is currently and will be in its possession. No Equipment of any Debtor is kept at any location except the real properties for such Debtors identified on SCHEDULE 7.3 to the Credit Agreement.

                  (d) Accounts. Each Debtor's Accounts (i) arise from its sales or rendition of services, (ii) are due to that Debtor, and (iii) are not subject to any material setoff, counterclaim, defense, allowance, adjustment (other than discounts for prompt payment shown on the invoice), or material dispute, objection or complaint by any Obligor.

                  (e) Securities. All Securities are duly authorized, validly issued, fully paid and non-assessable, and the transfer of them is not subject to any restrictions other than restrictions imposed by applicable Governmental Requirements. The Securities described on SCHEDULES 5-A and 5-B are approximately the maximum number of shares of each Subsidiary that may be pledged without creating a material Tax obligation for the Companies that would not otherwise exist. With respect to all Collateral that is Securities which are subject to Rule 144 under the Securities Act of 1933, as such rule and act are amended at the time in question and any successor in whole or in part thereto,
         (a) the applicable Debtor is the beneficial and record owner thereof, free and clear of any Liens or transfer restrictions (other than restrictions on the amount thereof which may be sold, and the manner in which sales may be made, imposed by such Rule 144), (b) the applicable Debtor acquired such Securities directly from the issuer thereof more than two (2) years prior to the date hereof in transactions not involving any public offering, (c) the applicable Debtor paid the purchase price therefor in cash more than two (2) years prior to the date hereof, (d) since such date of acquisition, the applicable Debtor has not had a short position in, or any put or option to dispose of, any capital stock of any issuer thereof or Securities convertible into capital stock of any issuer thereof, (e) neither the applicable Debtor, nor any person or entity, the sales of which are required by Rule 144 to be aggregated with the sales of such Debtor, has sold any capital stock of any issuer of such Securities during the period of six (6) months prior to the date hereof, other than sales pursuant to an effective registration statement under the Securities Act of 1933, as amended, and (f) to such Debtor's best knowledge, each issuer of such Securities has timely filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended.

                                    (f) Perfection. Upon the filing of Uniform
                           Commercial Code financing statements in the jurisdictions listed on SCHEDULE 6 attached hereto, the filing of this Security Agreement or any assignment documents contemplated at closing with the United States Patent and Trademark Office, and upon the Secured Party's obtaining possession or control of all Securities of the Debtors, the security interest in favor of the Secured Party created herein will constitute a valid and perfected lien upon and security interest in the Collateral, subject to no equal or prior liens (it is recognized that such property may be covered by certain liens in respect of the Refinanced Debt that are being released concurrently with the closing of the Credit Agreement).

                           (g) Intellectual Property.

                                    (i) All of the Intellectual Property is
                           subsisting, valid and enforceable. The information contained on SCHEDULE 1 hereto is true, correct and complete. No Debtor owns any material item of Intellectual Property except as set forth on SCHEDULE 1 hereto.

                                    (ii) The specified Debtors are the sole and
                           exclusive owners of the entire and unencumbered right, title and interest in and to the Intellectual Property free and clear of any liens, charges or encumbrances, including, without limitation, any pledges, assignments, licenses, user agreements and covenants by any Debtor not to sue third Persons (it is recognized that such property may be covered by certain liens in respect of the Refinanced Debt that are being released concurrently with the closing of the Credit Agreement).

                                    (iii) No claim has been made that the use of
                           any material amount of the Intellectual Property violates or may violate the rights of any third Person.

                                    (iv) The subject matter of the Intellectual
                           Property identified on SCHEDULE 1 hereto has been properly registered or filed with the United States Patent and Trademark Office.

                  (h) Additional Collateral. The foregoing representations and warranties will be true and correct in all respects with respect to any additional Collateral or additional specific descriptions of certain collateral delivered to Secured Party in the future by any Debtor.

The failure of any of these representations or warranties to be accurate and complete does not impair the Security Interest in any Collateral.

         7. Covenants. While any Lender is committed to lend or extend credit under the Credit Agreement and until the Obligation is fully paid and performed, each Debtor jointly and severally covenants and agrees with Secured Party on behalf of Lenders that, without first obtaining Secured Party's written notice of Required Lenders' consent to the contrary:

                  (a) Credit Agreement. Each Debtor shall promptly and fully comply with and perform all covenants and agreements in the Credit Agreement that are applicable to it or its assets or operations, each of which is ratified and confirmed.

                  (b) Certain Relocations and Changes. Each Debtor shall give Secured Party 30 days' written notice before any proposed (i) relocation of its principal place of business or chief executive office, (ii) relocation of the place where its books and records concerning its Accounts are kept, (iii) change of its name, and (iv) relocation of any Collateral (other than delivery of Inventory in the ordinary course of business to third-party contractors for processing and sales of Inventory in the ordinary course of business) to a location not described on SCHEDULE 7.3 to the Credit Agreement as being a location for that Debtor or any other relocation that would cause the Lender Liens to be impaired in any way.

                  (c) Estoppel and Other Agreements. Each Debtor shall:

                           (i) Within 90 days after the date of this agreement
                  and at all times after that time, with respect to any of its Inventory that is from time to time delivered to any third-party contractor for processing in the ordinary course of business, deliver to Secured Party a bailee, estoppel and subordination agreement providing that such third-party contractor holds that Inventory as Secured Party's bailee, subordinates to the Security Interest all right, title and interest it may have in and to that Inventory, and covenants to keep that Inventory segregated and clearly marked as being owned by that Debtor, which agreement must otherwise be in form and substance reasonably acceptable to Secured Party and its special counsel; and

                           (ii) Either (A) cause the landlord or lessor for each
                  location where any of its Inventory is maintained to execute and deliver to Secured Party an estoppel and subordination agreement in substantially the form of the attached SCHEDULE 7 or such other form as may be reasonably acceptable to Secured Party and its special counsel, or (B) deliver to Secured Party a legal opinion or other evidence (in each case that is reasonably satisfactory to Secured Party and its special counsel) that neither the applicable lease nor the Governmental Requirements of the jurisdiction in which that location is situated provide for contractual, common law, or statutory landlord's Liens. The requirements of this clause
                  (c)(ii) are modified as follows: (x) an executed landlord estoppel and subordination agreement with respect to the 1301 Waters Ridge Dr., Lewisville, Texas location will be delivered by Borrower/Debtor to Secured Party promptly after the Closing Date and (y) executed landlord estoppel and subordination agreements or legal opinions as described above with respect to all other locations leased by any Debtor will be delivered as soon as practicable on a best efforts basis on the part of Borrower/Debtor, provided that at all times at least 85% of the Debtors' aggregate inventory will be maintained at locations either owned by a Debtor or leased by a Debtor and covered by a landlord estoppel and subordination agreement or legal opinion as described above.

                                    (d) Foreign Account Debtors. With respect to
                           any Account on which the account debtor is Foreign, Borrower shall promptly cause such Account to be (i) supported by one or more letters of credit that are in form and substance (and are issued by one or more Persons) acceptable to Secured Party in its sole discretion; or (ii) supported by Approved Foreign Credit Insurance in amounts and on terms acceptable to Secured Party in its sole discretion. Notwithstanding the preceding sentence, up to $2,000,000 in the aggregate of Accounts owed by Foreign account debtors may be excluded from the requirements set forth in CLAUSES (i) and (ii) of the preceding sentence if Borrower/Debtor so elects. In addition, additional Accounts owed by Foreign account debtors may be excluded from the requirements set forth in CLAUSES (i) and (ii) of the first sentence of this CLAUSE (d) if request therefor is made by Borrower/Debtor and agreed to by Secured Party in its sole discretion.

                                    (e) Governmental Accounts. With respect to
                           any Accounts owed by the U.S. federal government, any state or local government, or any agency, department or instrumentality thereof, as to which a valid, perfected, first-priority lien on it, or the ability to obtain direct payment of the proceeds of it, is governed by any Governmental Requirement other than the applicable UCC, Borrower shall promptly cause all actions and documents deemed appropriate by Secured Party under applicable Governmental Requirements to be taken and delivered to assign and perfect a first-priority lien on such Accounts in favor of Secured Party for Lenders, or to cause Secured Party to obtain direct payment of the proceeds of such Accounts. Notwithstanding the preceding




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




                           sentence, up to $2,000,000 in the aggregate of Accounts owed by governmental authorities as described above may be excluded from the requirements set forth in the preceding sentence of this CLAUSE
                           (e) if Borrower/Debtor so elects. In addition, additional Accounts owed by governmental authorities as described above may be excluded from the requirements set forth in the first sentence of this CLAUSE (e) if request therefor is made by Borrower/Debtor and agreed to by Secured Party in its sole discretion.

                  (f) Other Notices and Actions. Each Debtor shall promptly notify Secured Party of (i) any change in any material fact or circumstance represented or warranted by any Debtor with respect to any of the Collateral, (ii) any claim, action or proceeding challenging the Security Interest or affecting title to all or any portion of the Collateral or the Security Interest (and, at Secured Party's request, that Debtor shall appear in and defend any such action or proceeding at that Debtor's expense), (iii) any default or event of default by that Debtor or any other party under or in connection with any portion (individually or collectively) of the Collateral (and it shall immediately use reasonable efforts to remedy the same or immediately demand that the same be remedied).

                  (g) Record of Collateral. Each Debtor shall maintain at its chief executive office a current record of where all of its Collateral is located and permit Secured Party or its representatives to inspect and make copies from those records pursuant to the Credit Agreement and furnish to Secured Party, from time to time, such documents, lists, descriptions, certificates and other information necessary or helpful to keep Secured Party informed with respect to the identity, location, status, condition, terms of, parties to, and value of the Collateral.

                  (h) Collateral in Trust. Each Debtor shall (i) hold in trust (and not commingle with its other assets) for Secured Party all of its Collateral that is contracts, chattel paper, instruments or documents of title at any time received by it, (ii) promptly deliver that Collateral to Secured Party unless Secured Party at its option gives Debtor written permission to retain any of it, and (iii) cause each contract, chattel paper, instrument or document of title so retained to be marked to state that it is assigned to Secured Party and each instrument to be endorsed to the order of Secured Party (but failure to be so marked or endorsed may not impair the Security Interest in any such Collateral).

                  (i) Perform Obligations. Each Debtor shall perform all of its material obligations under or in connection with all of its Collateral in accordance with customary business practices.

                  (j) Amendments, Etc. No Debtor may amend, alter or modify, or permit the amendment, alteration or modification of, any material portion (individually or collectively) of any Collateral (other than the processing of Inventory in the ordinary course of business).

                  (k) Impairment of Collateral. No Debtor may do or permit any act that is reasonably likely to adversely impair the value or usefulness of any material portion of any Collateral.

                  (l) Further Assurances. Debtors shall deliver such documents, instrument, certificates or other documents as are necessary from time to time to maintain and protect the Lender Liens in the Collateral and to update the schedules attached to this agreement so as to cause such schedules to remain true, correct and complete.

         8. Remedies Under Default. While an Event of Default exists, Secured Party is, subject to the Credit Agreement, entitled to exercise any one or more of the following Rights:

                  (a) Rights. Secured Party may exercise any and all Rights available to a secured party under the UCC, in addition to any and all other Rights afforded by this agreement and the other Credit Documents, at law, in equity, or otherwise, including, without limitation (i) requiring Debtors to assemble Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to the applicable Debtor and Secured Party, (ii) applying by appropriate judicial proceedings for appointment of a receiver for Collateral,
         (iii) applying to the Obligation any cash held by Secured Party under this agreement, (iv) reducing any claim to judgment, (v) exercising the Rights of offset or banker's Lien against the interest of each Debtor in and to every account and other property of each Debtor in Secured Party's possession to the extent of the full amount of the Obligation,
         (vi) foreclosing the Security Interest and any other Liens Secured Party may have or otherwise realize upon any and all of the Rights Secured Party may have in and to Collateral, and (vii) bringing suit or other proceedings before any Governmental Authority either for specific performance of any covenant or condition contained in any of the Credit Documents, or in aid of the exercise of any Right granted to Secured Party in any Credit Document.

                  (b) Notice. If any Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of that Collateral without notification, advertisement, or other notice of any kind. Otherwise, reasonable notice of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtors and to any other Person entitled to notice under the UCC. Notice sent or given not less than ten calendar days prior to the taking of the action to which the notice relates is reasonable notice. It is not necessary that the Collateral be at the location of the sale.

                  (c) Sales of Securities. In connection with the sale of any Collateral that is securities, Secured Party is authorized, but not obligated, to limit prospective purchasers, to the extent deemed necessary or desirable by Secured Party to render that sale exempt from the registration and similar requirements under applicable Governmental Requirements, and no sale so made in good faith by Secured Party may be deemed not to be "commercially reasonable" because so made.

                  (d) Other Sales. Secured Party's sale of less than all Collateral does not exhaust Secured Party's Rights under this agreement and Secured Party is specifically empowered to make successive sales until all Collateral is sold. If the proceeds of a sale of less than all Collateral is less than the Obligation, then this agreement and the Security Interest remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made. In the event any sale under this agreement is not completed or is, in Secured Party's opinion, defective, that sale does not exhaust Secured Party's Rights under this agreement, and Secured Party is entitled to cause a subsequent sale or sales to be made. All statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale under this agreement - whether about nonpayment of the Obligation, the occurrence of any Event of Default, Secured Party's having declared all of the Obligation to be due and payable, notice of time, place and terms of sale and the properties to be sold having been duly given, or any other act or thing having been duly done by Secured Party - shall be taken as prima facie evidence of the truth of the facts so stated and recited. Secured Party may appoint or delegate any one or more Persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but such acts must be done in the name and on behalf of Secured Party.

                  (e) Obligors. While an Event of Default (other than as described in Section 11.3 of the Credit Agreement) exists, Secured Party may, after three days' notice to Borrower/Debtor, notify or require each Obligor to make payment directly to Secured Party, and Secured Party may take control of the proceeds paid to Secured Party. While an Event of Default described in Section 11.3 of the Credit Agreement exists, Secured Party may at any time, without any required notice to Borrower/Debtor, notify or require each Obligor to make payment directly to Secured Party, and Secured Party may take control of the proceeds paid to Secured Party. Until Secured Party elects to exercise these Rights, each Debtor is authorized to collect and enforce the Collateral and to retain and expend all payments made on Collateral. While Secured Party is entitled to and elects to exercise these Rights, Secured Party has the Right in its own name or in the name of the applicable Debtor to

         (i) compromise or extend time of payment with respect to Collateral for such amounts and upon such terms as Secured Party may reasonably determine, (ii) demand, collect, receive, receipt for, sue for, compound, and give acquittance for any and all amounts due or to become due with respect to Collateral, (iii) take control of cash and other proceeds of any Collateral, (iv) endorse the applicable Debtor's name on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into Secured Party's possession, (v) sign the applicable Debtor's name on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other collateral, and on notices to Obligors making payment with respect to Collateral, (vi) send requests for verification of obligations to any Obligor, and (vii) do all other acts and things reasonably necessary to carry out the intent of this agreement. If any Obligor fails to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its own name or in the applicable Debtor's name, to take such action as Secured Party reasonably shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. However, Secured Party is neither (x) liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral (except for its own fraud, gross negligence, willful misconduct, or violation of any applicable Government Requirement), nor
         (y) under any duty whatever to anyone except the applicable Debtor and Lenders to account for funds that it shall actually receive under this agreement. A receipt given by Secured Party to any Obligor is a full and complete release, discharge and acquittance to that Obligor, to the extent of any amount so paid to Secured Party. Secured Party may apply or set off amounts paid and the deposits against any liability of the applicable Debtor to Secured Party. Regarding the existence of any Event of Default for purposes of this agreement, each Debtor agrees that the Obligors on any Collateral may rely upon written certification from Secured Party that an Event of Default exists.

                  (f) Power-of-Attorney. Secured Party is deemed to be irrevocably appointed as each Debtor's agent and attorney-in-fact with all Right to enforce all of that Debtor's Rights under or in connection with the Collateral effective and operable at all times while an Event of Default exists. All reasonable costs, expenses and liabilities incurred and all payments made by Secured Party, as that Debtor's agent and attorney-in-fact (including, without limitation, reasonable attorneys' fees and expenses) are considered a loan by Secured Party to that Debtor that is repayable on demand, accrues interest at the Default Rate until paid, and is part of the Obligation.

                  (g) Application of Proceeds. While an Event of Default exists, Secured party shall apply the proceeds of any sale or other disposition of Collateral in the following order: (i) payment of all its reasonable expenses incurred in retaking, holding and preparing any Collateral for disposition, in arranging for such disposition, and in actually disposing of the same (all of which are part of the Obligation); (ii) repayment of amounts reasonably expended by Secured Party under PARAGRAPH 9 below; (iii) payment of the balance of the Obligation in the order and manner specified in the Credit Agreement; and (iv) delivery either (A) to Borrower/Debtor for the account of all Debtors, or (B) as a court of competent jurisdiction may direct.

         9. Other Rights.

                  (a) Performance. If any Debtor fails to preserve the priority of the Security Interest in any Collateral or otherwise fails to perform any of its obligations under any Credit Document with respect to any Collateral, then Secured Party may, at its option, but without being required to do so, prosecute or defend any suits in relation to the Collateral or take any other action that such Debtor is required, but has failed, to take. Any amount that is reasonably expended or paid by Secured Party in connection with the foregoing (including, without limitation, court costs and reasonable attorneys' fees and expenses) bears interest at the Default Rate from the date spent or incurred until repaid and is payable (with that interest) by Debtors to Secured Party upon demand and is part of the Obligation.

                  (b) Collateral in Secured Party's Possession. If, while an Event of Default exists, any Collateral comes into Secured Party's possession, Secured Party may use that Collateral for the purpose of preserving it or its value pursuant to the order of a court of appropriate jurisdiction or in accordance with any other Rights held by Secured Party in respect of that Collateral. Debtors jointly and severally covenant to promptly reimburse and pay to Secured Party, at Secured Party's request, the amount of all reasonable expenses, costs, Taxes and other charges incurred by Secured Party in connection with its custody and preservation of that Collateral, all of which bear interest at the Default Rate from the date spent or incurred until repaid and are (with that interest) payable by Debtors to Secured Party upon demand and are part of the Obligation. Except for Secured Party's own fraud, gross negligence, or willful misconduct (i) the risk of accidental loss or damage to, or diminution in value of, any Collateral is on Debtors, (ii) Secured Party has no liability for failure to obtain or maintain insurance or to determine whether any insurance in effect is adequate as to amount or risks insured, (iii) Secured Party has no duty to fix or preserve Rights against any Obligors in respect of any Collateral and is never liable for any failure to use diligence to collect any amount payable in respect of any Collateral (other than to account to Debtors and Lenders for what Secured Party may actually collect or receive).

                  (c) Record Ownership of Securities. While an Event of Default exists, Secured Party may have any Collateral that is securities and that is in the possession of Secured Party, or its nominee or nominees, registered in its name, or in the name of its nominee or nominees, as pledgee.

                  (d) Voting of Securities. As long as no Event of Default exists, the applicable Debtor may exercise all voting Rights pertaining to any Collateral that is securities. While an Event of Default exists, the Right to vote any Collateral that is securities is vested exclusively in Secured Party. Accordingly, each applicable Debtor irrevocably constitutes and appoints Secured Party as that Debtor's proxy and attorney-in-fact - effective only while an Event of Default exists but with full power of substitution - to vote, and to act with respect to, any Collateral that is securities standing in the name of that Debtor or with respect to which that Debtor is entitled to vote and act. That proxy is coupled with an interest, is irrevocable, and continues until the Obligation is fully paid and performed.

                  (e) Certain Proceeds. The provisions of this CLAUSE (E) are applicable only while an Event of Default exists. Notwithstanding any contrary provision, all dividends or distributions of property in respect of, and all proceeds of, any Collateral that is securities - whether those dividends, distributions or proceeds result from a subdivision, combination or reclassification of the outstanding capital stock of any issuer or as a result of any merger, consolidation, acquisition, or other exchange of assets to which any issuer may be a party, or otherwise - are part of the Collateral, shall, if received by any Debtor, be held in trust for Secured Party's benefit, and shall immediately be delivered to Secured Party (accompanied by proper instruments of assignment or stock or bond powers executed by the applicable Debtor in accordance with Secured Party's instructions) to be held subject to the terms of this agreement. Any cash proceeds of any Collateral that come into Secured Party's possession (including, without limitation, insurance proceeds) may, at Secured Party's option, be applied in whole or in part to the Obligation (to the extent then due), be fully or partially released to or under the written instructions of that applicable Debtor for any general or specific purpose, or be fully or partially retained by Secured Party as additional Collateral. Any cash Collateral in Secured Party's possession may be invested by Secured Party in certificates of deposit issued by Secured Party, any Lender, or any other state or national bank having combined capital and surplus greater than $100,000,000 or in securities issued or guaranteed by the United States of America or any of its agencies. Secured Party is never obligated to make any investment and never has any liability to any Debtor or any Lender for any loss that may result from any investment or non-investment. All interest and other amounts earned from any investment may be dealt with by Secured Party in the same manner as other cash Collateral.

                  (f) INDEMNIFICATION. DEBTORS JOINTLY AND SEVERALLY ASSUME ALL LIABILITY FOR ALL COLLATERAL, FOR THE SECURITY INTEREST, AND FOR ANY USE, POSSESSION, MAINTENANCE AND MANAGEMENT OF, ALL COLLATERAL (INCLUDING, WITHOUT LIMITATION, ANY TAXES ARISING AS A RESULT OF, OR IN CONNECTION WITH, THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT) AND JOINTLY AND SEVERALLY AGREE TO ASSUME LIABILITY FOR, AND TO INDEMNIFY AND HOLD SECURED PARTY, EACH LENDER AND THEIR RESPECTIVE REPRESENTATIVES (THE "INDEMNIFIED PARTIES") HARMLESS FROM AND AGAINST, AND DEFEND EACH INDEMNIFIED PARTY AGAINST, ALL CLAIMS, CAUSES OF ACTION, OR LIABILITY, FOR INJURIES TO OR DEATHS OF PERSONS AND DAMAGE TO PROPERTY HOWSOEVER ARISING FROM OR INCIDENT TO SUCH USE, POSSESSION, MAINTENANCE AND MANAGEMENT (WHETHER SUCH PERSONS BE AGENTS OR EMPLOYEES OF ANY DEBTOR OR OF THEIR PARTIES, OR SUCH DAMAGE BE TO PROPERTY OF ANY DEBTOR OR OF OTHERS) AND ALL LOSSES, DAMAGES, CLAIMS, COSTS, PENALTIES, LIABILITIES AND EXPENSES, INCLUDING, WITHOUT LIMITATION, COURT COSTS AND ATTORNEYS' FEES, HOWEVER ARISING OR INCURRED BECAUSE OF, INCIDENT TO, OR WITH RESPECT TO COLLATERAL OR ANY USE, POSSESSION, MAINTENANCE OR MANAGEMENT OF IT (THE "INDEMNIFIED LIABILITIES"). HOWEVER, NO INDEMNIFIED PARTY IS ENTITLED TO INDEMNITY UNDER THIS PARAGRAPH FOR ITS OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD, OR FOR ANY INDEMNIFIED LIABILITY ARISING FROM ITS ACTIONS AFTER SECURED PARTY HAS FORECLOSED THE SECURITY INTEREST OR ACCEPTED CONVEYANCE IN LIEU OF FORECLOSURE OR (EXCEPT FOR THE SECURITIES) TAKEN POSSESSION OF ANY COLLATERAL. The provisions of this paragraph survive the payment and performance of the Obligation and the release of the Security Interest.

                  (g) Subrogation. If any of the Obligation is given in renewal or extension or applied toward the payment of Debt secured by any Lien, Secured Party is subrogated to all of the Rights, titles, interests and Liens securing that Debt.

         10. Miscellaneous.

                  (a) Term. This agreement terminates when no Lender has any commitment to lend or extend credit under the Credit Agreement and the Obligation is fully paid and performed. No Obligor on any Collateral is obligated to inquire about the termination of this agreement and is fully protected in making payments directly to Secured Party, which payments Secured Party shall pay to Borrower/Debtor on behalf of Debtors after termination of this agreement.

                  (b) No Release. Neither the Security Interest, any Debtor's obligations, nor Secured Party's or any Lenders' Rights under this agreement are released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events (i) the taking or accepting of any other security or assurance for any Obligation; (ii) any release, surrender, exchange, subordination or loss of any security or assurance at any time existing in connection with the Obligation; (iii) the modification of, amendment to, or waiver of compliance with any terms of any other Credit Document without the consent of Debtors except as required in that Credit Document; (iv) any present or future insolvency, bankruptcy, or lack of corporate or trust power of any party at any time liable for the payment of any Obligation; (v) except as specifically required by any other Credit Document, any renewal, extension or rearrangement of the payment of any Obligation (either with or without notice to or consent of any Debtor) or any adjustment, indulgence, forbearance or compromise that may be granted or given by Secured Party or any Lender to any Debtor (vi) any neglect, delay, omission, failure or refusal of Secured Party or any Lender to take or prosecute any action in connection with any agreement, document, guaranty or instrument evidencing, securing or assuring the payment of any Obligation; (vii) any failure of Secured Party or any Lender to notify any Debtor of any renewal, extension or assignment of any Obligation, or the release of any security under any other document or instrument, or of any other action taken or refrained from being taken by Secured Party or any Lender against any Debtor, or any new agreement between Secured Party, any Lender, and any Debtor, it being understood that, except as expressly required by the Credit Agreement, neither Secured Party nor any Lender is required to give any Debtor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation, including, without limitation, notice of acceptance of this agreement or any Collateral ever delivered to or for the account of Secured Party under this agreement; (viii) the illegality, invalidity or unenforceability of any Obligation against any third party obligated with respect to it by reason of the fact that the Obligation, or the interest paid or payable with respect to any of it, exceeds the amount permitted by applicable Governmental Requirements, the act of creating any of it is ultra vires, or the officers, partners or trustees creating any of it acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect to any Obligation is held to constitute a preference under applicable Governmental Requirements or for any other reason Secured Party or any Lender is required to refund any payment on any Obligation or pay the amount of it to someone else.

                  (c) Waivers. To the maximum extent lawful, except to the extent expressly otherwise provided in this agreement or in any other Credit Document, Debtors jointly and severally waive (i) any Right to require Secured Party or any Lender to proceed against any other Person, to exhaust Rights in Collateral, or to pursue any other Right that Secured Party or any Lender may have; (ii) with respect to the Obligation, presentment and demand for payment, protest, notice of protest and nonpayment, notice of acceleration, and notice of intent to accelerate; and (iii) all Rights of marshaling with respect of any Collateral.

                  (d) Financing Statement. Secured Party may at any time file this agreement (or a carbon, photographic, or other reproduction of this agreement) as a financing statement, but the failure of Secured Party to do so does not impair the validity or enforcement of this agreement.

                  (e) VENUE AND SERVICE OF PROCESS. SUBJECT TO THE VENUE AND SERVICE OF PROCESS PROVISIONS IS THE CREDIT AGREEMENT, EACH DEBTOR (i) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY TEXAS STATE OR FEDERAL COURT, (ii) IRREVOCABLY WAIVES -- TO THE FULLEST EXTENT PERMITTED BY LAW -- ANY OBJECTION THAT IT MAY NOW OR IN THE FUTURE HAVE TO THE LAYING OF VENUE OF ANY LITIGATION BROUGHT IN CONNECTION WITH ANY CREDIT DOCUMENT OR THE OBLIGATION BROUGHT IN DISTRICT COURTS OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION (iii) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY OF THOSE COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (iv) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THOSE COURTS IN ANY LITIGATION BY THE MAILING OF COPIES OF THAT LEGAL PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, BY HAND-DELIVERY, OR BY DELIVERY BY A NATIONALLY RECOGNIZED COURIER SERVICE, AND SERVICE IS DEEMED COMPLETE UPON DELIVERY OF THE LEGAL PROCESS AT ITS ADDRESS AS PROVIDED IN THIS AGREEMENT, AND (v) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY TO ANY CREDIT DOCUMENT ARISING OUT OF OR IN CONNECTION WITH THE CREDIT DOCUMENTS OR THE OBLIGATION MAY BE BROUGHT IN ONE OF THOSE COURTS. The scope of each of these waivers is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction -- including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. These waivers are a material inducement to the agreement by Secured Party and each Lender to enter into the Credit Documents, and they have each relied -- and may continue to rely -- on these waivers in its dealings with Debtors. Each Debtor represents and warrants that it has reviewed these waivers with its legal counsel, and that it knowingly and voluntarily agrees to each waiver following consultation with legal counsel. These waivers are irrevocable, may not be modified either orally or in writing, and apply to any renewals, extensions, amendments, and replacements of any Credit Document.

                  (g) Credit Document. This agreement is a Credit Document and is subject to applicable provisions of SECTIONS 1 and 14 of the Credit Agreement, all of which are incorporated in this agreement by reference the same as if set forth in this agreement verbatim.




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





                  (h) Communications. For purposes of SECTION 14.2 of the Credit Agreement, each Debtor's address and telecopy number are the same as Borrower/Debtor's.

                  (i) Amendments, Etc.. No amendment, waiver, or discharge to or under this agreement is valid unless it is in writing and signed by the party against whom it is sought to be enforced as is otherwise in conformity with the requirements of SECTION 14.10 of the Credit Agreement.

                  (j) ENTIRETY. THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS TO WHICH ANY DEBTOR IS A PARTY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  (k) Secured Party and Lenders. Secured Party is the agent for each Lender under the Credit Agreement. The Security Interest and all Rights granted to Secured Party under or in connection with this agreement are for each Lender's ratable benefit. Secured Party may, without the joinder of any Lender, exercise any Rights in Secured Party's or Lenders' favor under or in connection with this agreement, including, without limitation, conducting any foreclosure sales and executing full or partial releases of, amendments or modifications to, or consents or waivers under this agreement. Secured Party's and each Lender's Rights and obligations vis-a-vis each other may be subject to one or more separate agreements between those parties. However, no Debtor need inquire about any such agreement or is subject to any terms of it unless that Debtor specifically joins it. Therefore, neither any Debtor nor its successors or assigns is entitled to any benefits or provisions of any such separate agreement or is entitled to rely upon or raise as a defense any party's failure or refusal to comply with the provisions of it.

                  (l) Parties. This agreement benefits Secured Party, Lenders, and their respective successors and assigns and binds each Debtor and its successors and assigns. Upon appointment of any successor Administrative Agent under the Credit Agreement, all of the Rights of Secured Party under this agreement automatically vests in that new Administrative Agent as successor Secured Party on behalf of Lenders without any further act, deed, conveyance, or other formality other than that appointment. The Rights of Secured Party and Lenders under this agreement may be transferred with any assignment of the Obligations. The Credit Agreement contains provisions governing assignments of the Obligations and of Rights and obligations under this agreement.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK
                             SIGNATURE PAGE FOLLOWS]

         EXECUTED as of the date first stated above.

                                         ULTRAK, INC.



                                         By:
                                            ------------------------------------
                                         Tim D. Torno, Vice President - Finance


                                         ULTRAK GP, INC.



                                         By:
                                            ------------------------------------
                                         Tim D. Torno, Vice President - Finance


                                         ULTRAK, LP, INC.



                                         By:
                                            ------------------------------------
                                         Tim D. Torno, Vice President - Finance


                                         ULTRAK OPERATING, L.P.

                                         By: Ultrak GP, Inc. its General Partner



                                         By:
                                            ------------------------------------
                                         Tim D. Torno, Vice President - Finance


                                         DIAMOND ELECTRONICS, INC.



                                         By:
                                            ------------------------------------
                                         Tim D. Torno, Vice President - Finance

                                        MONITOR DYNAMICS, INC.



                                        By:
                                           -------------------------------------
                                        Tim D. Torno, Vice President - Finance




Secured Party executes this agreement in acknowledgment of PARAGRAPH 10(J) above.

                                        BANK ONE, TEXAS, N.A., as Administrative
                                        Agent for Lenders and as Secured Party



                                        By:
                                           -------------------------------------
                                        Alan L. Miller, Vice President

                                   SCHEDULE 1
                                       TO
                               SECURITY AGREEMENT

                              INTELLECTUAL PROPERTY


I. PATENTS.

UNITED STATES ISSUED PATENTS

PATENT NO.                       ISSUE DATE              TITLE

4,107,611*                        08/15/78          POLICE PROTECTION
                                                    METHOD AND APPARATUS

4,367,458*                        01/04/83          SUPERVISED WIRELESS
                                                    SECURITY SYSTEM

4,754,262                         06/28/88          MULTIPLEXED ALARM SYSTEM
                                                    WITH MICROCOMPUTER

5,053,589                         10/01/91          VIBRATION SENSING DEVICE

5,319,394                         06/07/94          SYSTEM FOR RECORDING
                                                    AND MODIFYING BEHAVIOR
                                                    OF PASSENGER IN
                                                    PASSENGER VEHICLES

5,495,288                        02/27/96           REMOTE ACTIVATED
                                                    SURVEILLANCE SYSTEM

5,786,850                        07/28/98           MULTIPLE ROOM PORTABLE
                                                    CAMERA SYSTEM

5,825,411                        10/20/98           VIDEO SIGNAL ROUTING
                                                    SYSTEM


FOREIGN ISSUED PATENTS

COUNTRY                         PATENT NO.                 TITLE

Australia*                       8176494            ULTRASONIC SECURITY
                                                    SYSTEM FOR DWELLING HOUSE

Canada*                          1171514            ULTRASONIC SECURITY
                                                    SYSTEM FOR DWELLING HOUSE

Europe*                            58721            ULTRASONIC SECURITY
                                                    SYSTEM FOR DWELLING HOUSE

Japan*                          57501358            ULTRASONIC SECURITY
                                                    SYSTEM FOR DWELLING HOUSE

Mexico*                          151041             ULTRASONIC SECURITY
                                                    SYSTEM FOR DWELLING HOUSE

Australia                        574157             MULTIPLEXED ALARM SYSTEM
                                                    WITH MICROCOMPUTER

Austria                           44183             MULTIPLEXED ALARM SYSTEM
                                                    WITH MICROCOMPUTER

Europe                           173735             MULTIPLEXED ALARM SYSTEM
                                                    WITH MICROCOMPUTER

Germany                         3571164             MULTIPLEXED ALARM SYSTEM
                                                    WITH MICROCOMPUTER

Japan                          61501599             MULTIPLEXED ALARM SYSTEM
                                                    WITH MICROCOMPUTER

Australia                       9740861             VIDEO SIGNAL ROUTING SYSTEM

Australia                       9742341             MODULAR MULTIPLEXING
                                                    SYSTEM FOR CAMERAS
                                                    IN SURVEILLANCE SYSTEM

Australia                       9741616             PHASE COMPENSATION FOR
                                                    VIDEO CAMERA

Australia                       9664870             VIDEO MULTIPLEXING SYSTEM
                                                    FOR USE WITH
                                                    MULTIPLE CAMERAS

China                           1195448             VIDEO MULTIPLEXING SYSTEM
                                                    FOR USE WITH
                                                    MULTIPLE CAMERAS

Europe                           838119             VIDEO MULTIPLEXING SYSTEM
                                                    FOR USE WITH
                                                    MULTIPLE CAMERAS

-----------------------------

         * An "*" indicates that Borrower believes that the marked item of Intellectual Property may have been previously conveyed to a third-party. Therefore, any representations in the Credit Documents as to the ownership of these indicated assets shall be deemed to be modified to reflect the uncertainty in ownership of these items. These items of Intellectual Property are listed to indicate that any interest of any Company in the indicated Intellectual Property is included as part of the Collateral.

II. TRADEMARKS.

UNITED STATES APPLICATIONS

 SERIAL NUMBER                  FILE DATE              MARK

  75/241,658                     02/13/97           POINTGUARD


  75/314,028                     06/24/97           DIGITAL SCRATCH PAD

UNITED STATES REGISTRATIONS

    REB. NO.                    REG. DATE              MARK

   1,872,339                     01/10/95           SMART CHOICE

   1,877,470                     02/07/95           ULTRAK

   1,991,642                     08/06/96           THE WITNESS

   2,008,964                     10/15/96           BABYCAM

   2,014,348                     11/05/96           OBSERVISION

   2,093,478                     09/02/97           EASY WATCH

   2,179,024                     08/04/98           ULTRAK AND DESIGN

   2,181,001                     08/11/98           QUALITY PRODUCTS
                                                    THAT MAKE A DIFFERENCE

FOREIGN REGISTRATIONS

    COUNTRY                       REG. NO.             MARK

    Canada                      TMA498,350          ULTRAK

European Community                   37267          ULTRAK

Italy                               608469          ULTRAK

III. COPYRIGHTS. None.

                                   SCHEDULE 2
                                       TO
                               SECURITY AGREEMENT

                                  MASTER NOTES


1. Promissory Note in the stated principal amount of $23,000,000, dated December 31, 1998, executed by Ultrak Holdings Limited in favor of Ultrak, Inc.

2. Promissory Note in the stated principal amount of $4,000,000, dated December 31, 1998, executed by Philtech Electronic Services Limited in favor of Ultrak, Inc.

3. Promissory Note in the stated principal amount of $4,000,000, dated December 31, 1998, executed by Maxpro Systems, Pty., Ltd., in favor of Ultrak, Inc.

4. Promissory Note in the stated principal amount of $1,000,000, dated December 31, 1998, executed by Ultrak (Asia) Pte. Ltd. in favor of Ultrak, Inc.

                                   SCHEDULE 3
                                       TO
                               SECURITY AGREEMENT

                                 MOTOR VEHICLES

                                      None

                                   SCHEDULE 4
                                       TO
                               SECURITY AGREEMENT

                              PARTNERSHIP INTERESTS

1. Ultrak Operating, L.P., a Texas limited partnership. The appropriate Debtors agree to cause the partnership records of Ultrak Operating, L.P. to be marked to reflect the pledge of their partnership interests under this agreement.

                                  SCHEDULE 5-A
                                       TO
                               SECURITY AGREEMENT

                              STOCK OF SUBSIDIARIES
                                   (Borrower)


1.       Ultrak GP, Inc., a Delaware corporation.

         a. Stock Certificate No. 1 evidencing 1,000 shares owned by Ultrak, Inc. These shares represent 100% of the issued and outstanding shares of capital stock of Ultrak GP, Inc.

2.       Ultrak LP, Inc., a Delaware corporation.

         a. Stock Certificate No. 1 evidencing 1,000 shares owned by Ultrak, Inc. These shares represent 100% of the issued and outstanding shares of capital stock of Ultrak LP, Inc.

3.       Diamond Electronics, Inc., an Ohio corporation.

         a. Stock Certificate No. ____ evidencing 4,809,219 shares owned by Ultrak, Inc. These shares represent 100% of the issued and outstanding shares of capital stock of Diamond Electronics, Inc.

4.       Monitor Dynamics, Inc., a California corporation.

         a. Stock Certificate No. _________ evidencing ____________ shares owned by Ultrak, Inc. These shares represent 100% of the issued and outstanding shares of capital stock of Monitor Dynamics, Inc.

5.       Maxpro Systems Pty. Ltd., an Australian corporation.

         a.       Certificate No. 21 evidencing 92 shares owned by Ultrak, Inc.
         b.       Certificate No. 22 evidencing 92 shares owned by Ultrak, Inc.
         c.       Certificate No. 23 evidencing 92 shares owned by Ultrak, Inc.
         d. Certificate No. 24 evidencing 92 shares owned by Ultrak, Inc. The shares described in 5(a)-(d) above represent at least 65% of the issued and outstanding shares of capital stock of Maxpro Systems Pty. Ltd.

6. Ultrak Holdings Limited, a company organized and existing under the laws of the United Kingdom.

         a. Certificate No. 2 evidencing 1 share owned by Ultrak, Inc. This share represents at least 65% of the issued and outstanding shares of capital stock of Ultrak Holdings Limited.

7. Philtech Electronic Services (Proprietary) Limited, a South African company.

         a.       Certificate No. 4 evidencing 51 shares owned by Ultrak, Inc.
         b. Certificate No. 5 evidencing 49 shares owned by Ultrak, Inc. The shares described in 7(a)-(b) above represent at least 65% of the issued and outstanding shares of capital stock of Philtech Electronic Services (Proprietary) Limited.

8.       Ultrak (Asia) Pte. Ltd., a Republic of Singapore company.

         a. Certificate No. 4 evidencing 140,000 shares owned by Ultrak, Inc.
         b. Certificate No. 5 evidencing 35,000 shares owned by Ultrak, Inc. The shares described in 8(a)-(b) above represent at least 65% of the issued and outstanding shares of capital stock of Ultrak (Asia) Pte. Ltd.

9.       Security Procurement, B.V., a Dutch corporation.

         a. Certificate No. _____ evidencing __________ shares owned by Ultrak, Inc. These shares represent at least 65% of the issued and outstanding shares of capital stock of Security Procurement, B.V.

                                  SCHEDULE 5-B
                                       TO
                               SECURITY AGREEMENT

                                   OTHER STOCK


1. 100% of the capital stock of Detection Systems, Inc. now or hereafter owned by any Company.

2. 100% of the capital stock of Delta Airlines now or hereafter owned by any Company.

3. 100% of the capital stock of Southwest Securities now or hereafter owned by any Company.

4. 100% of the capital stock of Lafarge Corporation now and hereafter owned by any Company.

5. 100% of the capital stock of Securion 24 Co., Ltd now and hereafter owned by any Company.

                                   SCHEDULE 6
                                       TO
                               SECURITY AGREEMENT

                    LOCATIONS FOR FILING FINANCING STATEMENTS

1.       Ultrak, Inc.

         a.       Texas Secretary of State

2.       Ultrak Operating, L.P.

         a.       Texas Secretary of State
         b.       Nevada Secretary of State
         c.       Colorado Secretary of State
         d.       Florida Secretary of State

3.       Ultrak GP, Inc.

         a.       Texas Secretary of State

4.       Ultrak LP, Inc.

         a.       Texas Secretary of State
         b.       Delaware Secretary of State

5.       Diamond Electronics, Inc.

         a.       Texas Secretary of State
         b.       Ohio Secretary of State

6.       Monitor Dynamics, Inc.

         a.       Texas Secretary of State
         b.       California Secretary of State
         c.       Virginia Secretary of State

                                   SCHEDULE 7
                                       TO
                               SECURITY AGREEMENT

                  LANDLORD ESTOPPEL AND SUBORDINATION AGREEMENT

                          Dated as of _________________


Bank One, Texas, N.A., Administrative Agent
1717 Main St.
Dallas, Texas 75201

         Re: LESSEE  :  __________________________________
             PREMISES:  __________________________________, described on the attached EXHIBIT A

         The undersigned is the landlord ("LANDLORD") under a lease (as renewed, extended, amended, or substituted, the "LEASE") covering the Premises. Landlord understands that Lessee is or will be party to, or a guarantor under, a Credit Agreement (as renewed, extended, amended, or restated the "CREDIT AGREEMENT") with you and certain lenders which requires (a) granting to you on behalf of those lenders security interests in, among other things, all of Lessee's present and future inventory and equipment now or in the future located at the Premises (together with all cash and non-cash proceeds, the "COLLATERAL") and (b) subordinating in your favor on behalf of those lenders any liens, security interests, and other rights to which Landlord might be entitled in the Collateral.

         To satisfy those requirements and induce you and those lenders to extend credit under the Credit Agreement, Landlord agrees that, notwithstanding anything to the contrary in the Lease, until all of Lessee's obligations to you and those lenders have been paid and performed in full (a) all liens, security interests, and other rights to which Landlord might be entitled in the Collateral are subordinate and inferior to any present or future security interests granted to you on behalf of those lenders in the Collateral, regardless of the order in which any liens, security interests, and rights in the Collateral were or will be created, attached, pledged, filed, recorded, registered, or perfected, (b) Landlord intends that the Collateral will not become fixtures and will be and remain personal property, notwithstanding the manner of their annexation to the Premises, their adaptability to the uses and purposes for which the Premises are used, and the intentions of the party making the annexation, (c) Landlord will notify you in writing by Certified Mail, Return Receipt Requested, at the above address, if Lessee defaults on its lease obligations and grant to you the right but not the obligation to cure those one or more defaults, (d) you and your representatives are entitled to enter upon the Premises and assemble, appraise, display, sever, remove, maintain, prepare for sale or lease, repair, lease, transfer, or sell at one or more public auctions or private sales any Collateral, and (e) you may, without notice to Landlord or Landlord's consent and without affecting the validity of this agreement, increase, extend the times of payment of, or otherwise modify any of Lessee's debts to you or the performance of any of the terms and conditions of the Credit Agreement or related documents. This agreement inures to you, those lenders, and the respective successors and assigns of each and binds Landlord and Landlord's heirs, personal representatives, successors, and assigns. Landlord waives notice of acceptance of this agreement.

                                      Very truly yours,

                                      ------------------------------------------



                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------



                                      ------------------------------------------

                                      ------------------------------------------
                                      Telephone:
                                                --------------------------------
                                      Telecopy:
                                               ---------------------------------

                                                                       EXHIBIT E

                                BORROWING REQUEST


ADMINISTRATIVE AGENT:      Bank One, Texas, N.A.   DATE: _________________, ____

BORROWER: Ultrak,Inc.

================================================================================

         This request is delivered under the Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of February 16, 1999, between Borrower, certain Lenders, and Administrative Agent. Terms defined in the Credit Agreement have the same meanings when used -- unless otherwise defined -- in this request.

         Borrower requests a $____________________ Borrowing under the Revolving Facility (the "REQUESTED BORROWING") to be funded on ____________________, _____(1) (the "REQUESTED BORROWING DATE"), as a:

--------------------------------------------------------------------------------
category                            amount             interest rate category
--------------------------------------------------------------------------------
Revolving Facility Borrowing        $                  [ ] LIBOR Rate
                                                       [ ] Base Rate
--------------------------------------------------------------------------------

         Borrower certifies that as of the Requested Borrowing Date -- after giving effect to the Requested Borrowing -- (a) the representations and warranties of Borrower in the Credit Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Credit Documents, (b) no Event of Default, Potential Default or Material Adverse Event exists, and (d) Borrower has otherwise complied with all conditions of the Credit Documents to permit the Requested Borrowing to be extended.

                                            ULTRAK, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            (2)Title:
                                                     ---------------------------

----------------

(1)      Must be a Business Day prior to the Revolving Facility Termination
         Date.

(2)      Must be a Responsible Officer of Borrower.

                                                                       EXHIBIT F

                                CONVERSION NOTICE

ADMINISTRATIVE AGENT:         Bank One, Texas, N.A.       DATE:____________,____

BORROWER: Ultrak, Inc.


         This notice is delivered under the Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of February 16, 1999, between Borrower, certain Lenders, and Administrative Agent. Terms defined in the Credit Agreement have the same meanings when used -- unless otherwise defined -- in this notice.

         Borrower presently has a _______________________ (1) Borrowing (the "EXISTING BORROWING") in the amount of $________________ which, if a LIBOR Rate Borrowing, has an Interest Period of __________________________ (2) ending on _______________________ . On _______________________ (the
"CONVERSION DATE"), Borrower shall partially pay, continue in full or part as the same Type of Borrowing, or convert in full or part to another Type of Borrowing and -- if applicable -- with the Interest Period(s) designated below [check applicable boxes]:

        [ ]        Amount to be paid, if any, $__________________.

        [ ] Balance to be in the following Types of Borrowings with -- if applicable -- the following Interest Periods(s):

================================================================================
       TYPE                      AMOUNT(3)                 INTEREST PERIOD(4)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


         Borrower certifies that on the Conversion Date -- after giving effect to the above action(s) -- (a) all of the representations and warranties of the Companies in the Credit Documents will be true and correct in all material respects (unless they speak to a specific date or are based on facts which have changed by transactions contemplated or expressly permitted by the Credit Documents) and (b) no Material Adverse Event, Event of Default, or Potential Default will exist.

                                       ULTRAK, INC.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       (5)Title:
                                                --------------------------------

-------------------------

(1)       Base Rate or LIBOR Rate.

(2)       One, three or six months.

(3) Must be at least $50,000 or a greater integral multiple of $50,000 if a Base Rate Borrowing and a least $500,000 or a greater integral multiple of $500,000 if a LIBOR Rate Borrowing.

(4)      Must be a one, three or six month period.

(5)      Must be a Responsible Officer of Borrower.

                                                                       EXHIBIT G

                                   LC REQUEST

ADMINISTRATIVE AGENT:         Bank One, Texas, N.A.       DATE:____________,____

BORROWER: Ultrak, Inc.

================================================================================

         This request is delivered under the Credit Agreement (as renewed, extended and amended, the "CREDIT AGREEMENT") dated as of February 16, 1999, between Borrower, certain Lenders and Administrative Agent. Terms defined in the Credit Agreement have the same meanings when used -- unless otherwise defined -- in this request.

         Borrower requests the issuance of an LC under the LC Subfacility. The terms on which the LC is requested to be issued are as follows:

         (a)      Face amount of the LC(1)
                                                            --------------------
         (b)      Date on which the LC is to be issued(2)
                                                            --------------------
         (c)      Expiration Date of the LC(3)
                                                            --------------------

         Accompanying this request is a duly executed and properly completed LC Agreement (in form and substance satisfactory to Administrative Agent), together with the payment of any LC fees due and payable pursuant to SECTION 4.4 of the Credit Agreement.

         Borrower certifies that as of the date of issuance of the requested LC -- after giving effect to the issuance of the requested LC -- (a) all of the representations and warranties of the Companies in the Credit Documents will be true and correct in all material respects (unless they speak to a specific date or are based on facts which have changed by transactions contemplated or expressly permitted by the Credit Documents), (b) no Material Adverse Event, Event of Default, or Potential Default will exist, (c) no limitation in SECTION
2.2 or 2.4 of the Credit Agreement will be exceeded, and (d) Borrower has otherwise complied with all conditions in the Credit Documents to permit the issuance of the requested LC.

                                    ULTRAK, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    (4)Title:
                                             -----------------------------------

----------------
(1)      May not cause the LC Exposure to exceed the LC Subfacility.

(2) No earlier than the third Business Day following the date of this request.

(3) No later than the earlier of one year from the date of issuance or 30 Business Days prior to the Revolving Facility Termination Date.

(4)      Must be a Responsible Officer of Borrower.

                                                                       EXHIBIT H

                             COMPLIANCE CERTIFICATE


ADMINISTRATIVE AGENT:       Bank One, Texas, N.A.        DATE: ___________, ____

BORROWER: Ultrak, Inc.

SUBJECT PERIOD: ____________________ ended _______________, 199___

================================================================================

         This certificate is delivered under the Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of February 16, 1999, between Borrower, certain Lenders and Administrative Agent. Terms defined in the Credit Agreement have the same meanings when used -- unless otherwise defined -- in this certificate.

         The undersigned officer certifies to Administrative Agent and Lenders that on the date of this certificate:

         1. The undersigned officer is the officer of Borrower designated below.

         2. Borrower's financial statements that are attached to this certificate were prepared in accordance with GAAP and present fairly the Companies' consolidated (if applicable) financial condition and results of operations as of -- and for the fiscal year or portion of the fiscal year ending on -- the last day of the Subject Period.

         3. The undersigned officer supervised a review of the Companies' activities during the Subject Period in respect of the following matters and has determined the following: (a) the representations and warranties in the Credit Agreement are true and correct in all material respects, except (i) to the extent that a representation or warranty speaks to a specific date or the facts on which it is based have changed by transactions or conditions contemplated or permitted by the Credit Documents and (ii) for the changes, if any, described on the attached Schedule; (b) each Company has complied with all of its obligations under the Credit Documents, other than for the deviations, if any, described on the attached Schedule; (c) no Event of Default or Potential Default exists or is imminent, other than those, if any, described on the attached Schedule; and (d) the Companies' compliance with certain negative covenants in SECTION 9 and the financial covenants in SECTION 10 of the Credit Agreement is accurately calculated on the attached Schedule.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       (1)Title:
                                                --------------------------------

---------------------
(1)     Must be a Responsible Officer of Borrower.

                       SCHEDULE TO COMPLIANCE CERTIFICATE

               (for the period ending ___________________________)

         A. Describe deviations from performance or compliance with covenants, if any, pursuant to CLAUSE (3)(a) or (3)(b) of the attached certificate. If none, so state.





         B. Describe Material Adverse Events, Events of Default or Potential Defaults, if any, pursuant to CLAUSE (3)(c) of the attached certificate. If none, so state.





         C. Reflect compliance with SECTIONS 9 and 10 of the Credit Agreement at the end of the Subject Period pursuant to CLAUSE (3)(d) of the attached certificate.

                                     TABLE 1


================================================================================
              COVENANT                                  AT END OF SUBJECT PERIOD
================================================================================
SECTION 9.8  DISTRIBUTIONS; OTHER PAYMENTS
--------------------------------------------------------------------------------
(a) Preferred stock dividends to Mr. George K. Broady         $
    during the current year (maximum of $117,210 per year)
--------------------------------------------------------------------------------
(b) Stock repurchases relating to the Casarotto Agreement     $
    since the Closing Date (maximum of $4,000,000 during
    the term of the Credit Agreement)
--------------------------------------------------------------------------------
(c) Other stock repurchases since the Closing Date            $
    (maximum of $2,000,000 during the term of the Credit
    Agreement)
================================================================================

                                    TABLE 2

=============================================================================================================
                                 COVENANT                                      AT END OF SUBJECT PERIOD
=============================================================================================================
SECTION 10.1      LEVERAGE RATIO
-------------------------------------------------------------------------------------------------------------
(a)      Net Income for the four fiscal quarters then ended                 $
-------------------------------------------------------------------------------------------------------------
(b)      Interest Expense for that period                                   $
-------------------------------------------------------------------------------------------------------------
(c)      Tax expense for that period                                        $
-------------------------------------------------------------------------------------------------------------
(d)      Depreciation expense for that period                               $
-------------------------------------------------------------------------------------------------------------
(e)      Amortization expense for that period                               $
-------------------------------------------------------------------------------------------------------------
(f)      Gains that are extraordinary items                                 $
-------------------------------------------------------------------------------------------------------------
(g)      EBITDA for that period -- total of Lines (a) through (e)                               $
         minus Line (f)
-------------------------------------------------------------------------------------------------------------
(h)      Funded Debt                                                                            $
-------------------------------------------------------------------------------------------------------------
(i)      Ratio of Line (h) to Line (g)                                                            ___ to 1.00
-------------------------------------------------------------------------------------------------------------
(j)      MAXIMUM RATIO                                                                            ___ to 1.00
=============================================================================================================


                                    TABLE 3

=============================================================================================================
                                 COVENANT                                      AT END OF SUBJECT PERIOD
=============================================================================================================
SECTION 10.2 FIXED CHARGE COVERAGE RATIO
-------------------------------------------------------------------------------------------------------------
(a)      Net Income for the four fiscal quarters then ended                 $
-------------------------------------------------------------------------------------------------------------
(b)      Interest Expense for that period                                   $
-------------------------------------------------------------------------------------------------------------
(c)      Tax Expense for that period                                        $
-------------------------------------------------------------------------------------------------------------
(d)      Rental payments in respect of operating leases                     $
-------------------------------------------------------------------------------------------------------------
(e)      Gains that are extraordinary items                                 $
-------------------------------------------------------------------------------------------------------------
(f)      EBITR for that period -- total of Lines (a) through (d)                                $
         minus Line (e)
-------------------------------------------------------------------------------------------------------------
(g)      CMLTD for that period                                              $
-------------------------------------------------------------------------------------------------------------
(h)      Interest Expense for that period                                   $
-------------------------------------------------------------------------------------------------------------
(i)      Rental payments in respect of operating leases                     $
-------------------------------------------------------------------------------------------------------------
(j)      Debt Service Requirements for that period -- total of                                  $
         Lines (g) through (i)
-------------------------------------------------------------------------------------------------------------
(k)      Ratio of Line (f) to Line (j)                                                          ____ to 1.00
-------------------------------------------------------------------------------------------------------------
(l)      MINIMUM RATIO                                                                          ____ to 1.00
=============================================================================================================

                                    TABLE 4

=================================================================================================
    COVENANT                                                         AT END OF SUBJECT PERIOD
=================================================================================================
SECTION 10.3 MINIMUM NET WORTH
-------------------------------------------------------------------------------------------------
(a)  Base amount                                                  $135,200,000
-------------------------------------------------------------------------------------------------
(b)  75% of consolidated Net Income (without deduction for        $
     losses) after September 30, 1998
-------------------------------------------------------------------------------------------------
(c)  100% of net proceeds from the issuance and sale of any       $
     equity securities by any Company after September 30,
     1998
-------------------------------------------------------------------------------------------------
(d)  100% of the amount of any permitted stock repurchases                            $
     occurring after September 30, 1998
-------------------------------------------------------------------------------------------------
(e)  Sum of Line (a) through Line (c) minus Line (d)                                  $
-------------------------------------------------------------------------------------------------
(f)  Net Worth -- must be greater than Line (e)                                       $
=================================================================================================


                                    TABLE 5

=================================================================================================
        COVENANT                                                    AT END OF SUBJECT PERIOD
=================================================================================================
SECTION 10.4  CAPITAL EXPENDITURES
-------------------------------------------------------------------------------------------------
(a) Capital expenditures for the current fiscal year (maximum                          $
    of $4,500,000 for fiscal 1999 and $4,000,000 for any
    fiscal year thereafter)
=================================================================================================

                                    TABLE 6

========================================================================================================
           COVENANT                                                         AT END OF SUBJECT PERIOD
========================================================================================================
SECTION 10.5 LIQUIDITY RATIO
--------------------------------------------------------------------------------------------------------
         Current assets as defined by GAAP                                   $
--------------------------------------------------------------------------------------------------------
         Prepaid expenses                                                    $
--------------------------------------------------------------------------------------------------------
         Investments in discontinued operations                              $
--------------------------------------------------------------------------------------------------------
         Advances for inventory purchases                                    $
--------------------------------------------------------------------------------------------------------
         Marketable securities                                               $
--------------------------------------------------------------------------------------------------------
         Non-Qualifying Accounts Receivable                                  $
--------------------------------------------------------------------------------------------------------
         Adjusted Current Assets - Line                                                  $
--------------------------------------------------------------------------------------------------------
         (a) minus Lines (b)-(f)
--------------------------------------------------------------------------------------------------------
         Current liabilities as defined by GAAP (including, without          $
         limitation, all outstanding indebtedness under the
         Revolving Facility)
--------------------------------------------------------------------------------------------------------
         CMLTD                                                               $
--------------------------------------------------------------------------------------------------------
         Adjusted Current Liabilities - Line (h) minus Line (i)                          $
--------------------------------------------------------------------------------------------------------
         Ratio of Line (g) to Line (j)                                                   _____ to 1.00
--------------------------------------------------------------------------------------------------------
         MINIMUM RATIO                                                                    1.25 to 1.00
========================================================================================================

                                                                       EXHIBIT I


                  PERMITTED ACQUISITION COMPLIANCE CERTIFICATE


ADMINISTRATIVE AGENT:       Bank One, Texas, N.A.      DATE:____________________

BORROWER: Ultrak, Inc.

================================================================================

         This certificate is delivered under the Credit Agreement dated as of February 16, 1999 (as renewed, extended and amended, the "CREDIT AGREEMENT") between Borrower, certain Lenders and Administrative Agent. Terms defined in the Credit Agreement have the same meanings when used unless otherwise defined in this certificate.

         ______________[name of Company] intends to acquire ___________________
[the "SUBJECT ACQUISITION"], on ________________, ____ (the "ACQUISITION DATE"). In connection with such Subject Acquisition, Borrower hereby confirms the following:

                  (a) all of the representations and warranties under the Credit Documents are true and correct immediately prior to and after giving effect to the Subject Acquisition;

                  (b) the Subject Acquisition meets all of the requirements to qualify as a Permitted Acquisition under the Credit Agreement, including, without limitation, that
                           (i) as of the Acquisition Date, the Subject
                           Acquisition has been approved and recommended by the board of directors or other similar governing body of the Person to be acquired or from which such business is to be acquired, (ii) the Purchase Price for the Subject Acquisition is less than or equal to $3,000,000 and the aggregate Purchase Price for all Acquisitions during the term of the Credit Agreement is less than or equal to $5,000,000, (iii) not less than 7 Business Days prior to consummation of the Subject Acquisition, the Borrower has delivered to Administrative Agent a written description of the targeted entity to be acquired and its operations and a copy of the related purchase agreement, to the extent available (and, upon the request of Administrative Agent, all of the schedules and exhibits thereto), (iv) as of the Acquisition Date, after giving effect to the Subject Acquisition, the acquiring party is or will be Solvent and the Companies, on a consolidated basis, are or will be Solvent, (v) as of the Acquisition Date, no Event of Default or Potential Default exists or will occur as a result of, and after giving effect to, the Subject Acquisition, (vi) as of the Acquisition Date, if the Subject Acquisition is structured as a merger, Borrower (or if such merger is with any Company other than Borrower, then such Company) is the surviving entity after giving effect to such merger, and (vii) if required, the consent of Required Lenders to the Subject Acquisition has been obtained and Borrower has delivered to Administrative Agent all information regarding the Acquisition requested by Administrative Agent, including, without limitation, all of the information specifically referred to in clause (b) of the definition of "Permitted Acquisition" in the Credit Agreement.

                  (c) after giving effect to the Subject Acquisition, any Debt (if any) incurred or assumed by the Companies in connection with the Subject Acquisition will be permitted by SECTION 9.2.

                  (d) prior to the consummation of the Subject Acquisition, Borrower has delivered to Administrative Agent all supplements to, or revisions of, Schedules 7.3 and
                           7.8 to of the Credit Agreement which are required to make the disclosures in such Schedules accurate after giving effect to the Subject Acquisition, and has obtained the consent of Required Lenders with respect to such revised or supplemental Schedules ([ ] check here if no such revised or supplemental Schedules are required as a result of the Subject Acquisition).

                                   ULTRAK, INC.



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   (1)Title:
                                            ------------------------------------


---------------------
(1)      Must be a Responsible Officer of Borrower.

                                                                       EXHIBIT J

                          OPINION OF BORROWER'S COUNSEL


         The opinion delivered by counsel to the Companies must be in form and substance acceptable to Administrative Agent and its special counsel and cover the following matters:

         1. To the best of that counsel's knowledge, except as described on
SCHEDULE 7.3 to the Credit Agreement (a) Borrower has no Subsidiaries and (b) no Company has used or transacted business under any other corporate or trade name in the six-month period preceding the date of this agreement.

         2. Each Company is duly organized, validly existing, and in good standing under the Governmental Requirements of the jurisdiction in which it is incorporated as stated on SCHEDULE 7.3 to the Credit Agreement.

         3. Each Company is duly qualified to transact business and is in good standing as a foreign corporation or other entity in each jurisdiction so indicated on SCHEDULE 7.3 to the Credit Agreement and in each other jurisdiction where, to the best of that counsel's knowledge, the nature and extent of that Company's business and properties require due qualification and good standing.

         4. Each Company possesses all requisite corporate power and authority to conduct its business as is now being -- or is contemplated by the Credit Agreement to be -- conducted.

         5. The execution and delivery by each Company of each Credit Document to which it is a party and the performance by it of its related obligations (a) are within its corporate power, (b) have been duly authorized by all necessary corporate action on its behalf, (c) except for any action or filing that has been taken or made on or before the date of this opinion, require no action by or filing with any Governmental Authority, (d) do not violate any provision of its charter or bylaws, (e) do not violate any provision of any Governmental Requirement applicable to it or any material agreements to which it is a party and of which that counsel is aware, and (f) do not result in the creation or imposition of any Lien on any asset of any Company.

         6. Upon execution and delivery by all parties to it, each Credit Document will constitute a legal and binding obligation of each Company party to it, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

         7. Lender Liens are created and perfected on each item of Collateral described in the Credit Documents.

         8. Except as disclosed on SCHEDULE 7.8 to the Credit Agreement (a) no Company is subject to, or aware of the threat of, any Litigation that is reasonably likely to be determined adversely to it or, if so adversely determined, would be a Material Adverse Event, and (b) no outstanding or unpaid judgments against any Company exist.

         9. No Company is subject to regulation under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended.

                                                                       EXHIBIT K

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


         THIS AGREEMENT is entered into effective as of _______________, 199__, between _____________________. ("ASSIGNOR"), and _____________________________
("ASSIGNEE").

         ULTRAK, INC., a Delaware corporation ("BORROWER"), certain lenders ("LENDERS"), and Bank One, Texas, N.A. (in its capacity as Administrative Agent for Lenders, "ADMINISTRATIVE AGENT"), are party to the Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of February 16, 1999. Terms defined in the Credit Agreement have the same meanings when used, unless otherwise defined, in this agreement. This agreement is entered into as required by SECTION 14.12 of the Credit Agreement and is not effective until consented to by Borrower and Administrative Agent, which consents may not under the Credit Agreement be unreasonably withheld.

         ACCORDINGLY, for adequate and sufficient consideration, Assignor and Assignee agree as follows:

         1. Assignment and Assumption. By this agreement, and effective as of _______________, 199__ (the "EFFECTIVE DATE"), Assignor sells and assigns to Assignee (without recourse to Assignor) and Assignee purchases and assumes from Assignor a _____% interest (the "ASSIGNED INTEREST") in and to all of Assignor's Rights and obligations under the Credit Agreement (except any Rights and obligations pertaining to Assignor's role as Administrative Agent) as of the Effective Date, including, without limitation, the Assigned Interest in (a) Assignor's Commitment as of the Effective Date, (b) Notes held by Assignor as of the Effective Date, (c) all Principal Debt owed to Assignor on the Effective Date, (d) all interest accruing in respect of the Assigned Interest after the Effective Date, and (e) all fees accruing in respect of the Assigned Interest under SECTION 4 of the Credit Agreement after the Effective Date.

         2. Assignor Provisions. Assignor (a) represents and warrants to Assignee that as of the Effective Date (i) $____________ is outstanding (without reduction for any assignments that have not yet become effective) under the Credit Agreement, including $____________ under the Revolving Facility and $______________ under the Term Loan, (ii) Assignor is the legal and beneficial owner of the Assigned Interest, which is free and clear of any adverse claim, and (iii) Assignor has not been notified of an existing Event of Default or Potential Default, and (b) makes no representation or warranty to Assignee and assumes no responsibility to Assignee with respect to (i) any statements, warranties, or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency, or value of any Credit Document, or (iii) the financial condition of any Company or guarantor or the performance or observance by any Company or guarantor of any of its obligations under any Credit Document.

         3. Assignee Provisions. Assignee (a) represents and warrants to Assignor, Borrower, and Administrative Agent that Assignee is legally authorized to enter into this agreement, (b) confirms that it has received a copy of the Credit Agreement, copies of the Current Financials, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this agreement, (c) agrees with Assignor, Borrower, and Administrative Agent that Assignee shall -- independently and without reliance upon Administrative Agent, Assignor, or any other Lender and based on such documents and information as Assignee deems appropriate at the time -- continue to make its own credit decisions in taking or not taking action under the Credit Documents, (d) appoints and authorizes Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Credit Documents as are delegated to Administrative Agent by the terms of the Credit Documents and all other reasonably-incidental powers, (e) agrees with Assignor, Borrower, and Administrative Agent that Assignee shall perform and comply with all provisions of the Credit Documents applicable to Lenders in accordance with their respective terms, and (f) if Assignee is not organized under the Governmental Requirements of the United States of America or one of its states, it (i) represents and warrants to Assignor, Administrative Agent, and Borrower that no Taxes are required to be withheld by Assignor, Administrative Agent, or Borrower with respect to any payments to be made to it in respect of the Obligation, and it has furnished to Administrative Agent and Borrower two duly completed copies of either U.S. Internal Revenue Service Form 4224, Form 1001, Form W-8, or any other form acceptable to Administrative Agent that entitles Assignee to exemption from U.S. federal withholding Tax on all interest payments under the Credit Documents, (ii) covenants to provide Administrative Agent and Borrower a new Form 4224, Form 1001, Form W-8, or other form acceptable to Administrative Agent upon the expiration or obsolescence of any previously delivered form according to applicable Governmental Requirements, duly executed and completed by it, and to comply from time to time with all applicable Governmental Requirements with regard to the withholding Tax exemption, and (iii) agrees with Administrative Agent and Borrower that, if any of the foregoing is not true or the applicable forms are not provided, then Administrative Agent and Borrower (without duplication) may deduct and withhold from interest payments under the Credit Documents any United States federal-income Tax at the full rate applicable under the UCC.

         4. Credit Agreement and Commitments. From and after the Effective Date
(a) Assignee shall be a party to the Credit Agreement and (to the extent provided in this agreement) have the Rights and obligations of a Lender under the Credit Documents and (b) Assignor shall (to the extent provided in this agreement) relinquish its Rights and be released from its obligations under the Credit Documents. On the Effective Date, after giving effect to this and certain other assignment and assumption agreements that become effective on the Effective Date, but without giving effect to any other assignments that have not yet become effective, Assignor's total Commitment and Assignee's total Commitment will be as follows:


================================================================================
            LENDER            REVOLVING
                              FACILITY                    TERM LOAN
--------------------------------------------------------------------------------
Assignor
--------------------------------------------------------------------------------
Assignee
================================================================================

         5. Notes. Assignor and Assignee request Borrower to issue new Notes to Assignor and Assignee in the amounts of their respective Commitments under PARAGRAPH 4 above and otherwise issued in accordance with the Credit Agreement. Within 30 days of the delivery of those Notes, Assignor shall return to Borrower all original Notes previously delivered to Assignor under the Credit Agreement.

         6. Payments and Adjustments. From and after the Effective Date, Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees, and other amounts) to Assignee. Assignor and Assignee shall make all appropriate adjustments in payments for periods before the Effective Date by Administrative Agent or with respect to the making of this assignment directly between themselves. Assignor agrees to apply any payments and proceeds with respect to the Obligation ratably with Assignee.

         7. Conditions Precedent. PARAGRAPHS 1 through 6 above are not effective until counterparts of this agreement are executed and delivered by Assignor and Assignee to -- and are executed in the spaces below by -- Borrower and Administrative Agent.

         8. Incorporated Provisions. Although this agreement is not a Credit Document, the provisions of SECTIONS 1 and 14 of the Credit Agreement applicable to Credit Documents are incorporated into this instrument by reference the same as if this agreement were a Credit Document and those provisions were set forth in this agreement verbatim.

         9. Communications. For purposes of SECTION 14.2 of the Credit Agreement, Assignee's address and telecopy number -- until changed under that section -- are beside its signature below.

         10. Amendments, Etc. No amendment, waiver, or discharge to or under this agreement is valid unless in writing that is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of the Credit Agreement.

         11. ENTIRETY. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN ASSIGNOR AND ASSIGNEE ABOUT ITS SUBJECT MATTER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF ASSIGNOR AND ASSIGNEE. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN ASSIGNOR AND ASSIGNEE.

         12. Parties. This agreement binds and benefits Assignor, Assignee, and their respective successors and assigns that are permitted under the Credit Agreement.

         EXECUTED as of ______________, 199__, and effective as of the date first stated above.

_____________________________,     ________________________________, as Assignee
as Assignor

By:                                By:
   --------------------------         ------------------------------------------
Name:                              Name:
     ------------------------           ----------------------------------------
Title:                             Title:
      -----------------------            ---------------------------------------

                                   (Address)
                                            ------------------------------------

                                   ---------------------------------------------
                                   Attn:
                                        ----------------------------------------
                                   (Telephone No.)  (___) ___-____

         As of the Effective Date, Administrative Agent and Borrower consent to this agreement and the transactions contemplated in it.

BANK ONE, TEXAS, N.A., as Administrative Agent    ULTRAK, INC., as Borrower



By:                                               By:
   ----------------------------------                ---------------------------
   Alan L. Miller, Vice President                 Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------